As filed with the U.S. Securities and Exchange Commission on April 26, 2022
1933 Act Registration No. 333-229611
1940 Act registration No. 811-21111

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 61	☒

THRIVENT VARIABLE ANNUITY ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Avenue S., Suite 100
Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller

4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2022 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent AdvisorFlex Variable AnnuityTM
Thrivent Variable Annuity Account I

Statutory Prospectus April 30, 2022
This Prospectus describes key features of the Thrivent AdvisorFlex Variable Annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law.
The Contract is sold by a broker-dealer through their registered investment advisors. The Contract is intended to be used by investors who have engaged a financial advisor to manage their Contracts’ Accumulated Value for a fee, which is charged in addition to the Contract fees and expenses. If you elect to have the investment advisor fee deducted from the Contract, this deduction may reduce the death benefit or the optional death benefit (if elected) and may be subject to federal and state income taxes and a 10% federal penalty tax. Pursuant to guidance provided by the Internal Revenue Service in a series of Private Letter Rulings, we will only permit the automatic deduction of investment advisor fees from the Contract to be directly paid to the registered investment advisor, if certain requirements are met. If the requirements are met through you completing our form in good order, we will not treat the deduction of fees as taxable distributions.
We offer another variable annuity product with different product features, benefits, and charges. Ask your financial advisor about availability and the details. This prospectus also describes certain optional features, not all of which may be available at the time you are interested in purchasing your Contract; we reserve the right to prospectively restrict availability of certain optional features. We reserve the right to reject any applications, subject to any applicable nondiscrimination laws and to our own standards and guidelines.
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IF YOU ARE A NEW INVESTOR IN THE CONTRACT , YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of the amount you paid with your application, or your total Contract value. You should review the prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
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Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals	If you withdraw money from the Contract within 3 years of your last premium payment, you may be assessed a Surrender Charge. The maximum Surrender Charge is 2% during the first year after a premium payment and is 1% in years two and three. If you make an early withdrawal, you could pay a Surrender Charge of up to $2,000 on a $100,000 investment.			Charges-Surrender Charge
Transaction Charges	In addition to Surrender Charges, there may also be charges for other transactions.
You may make 24 free transfers in each Contract Year. On subsequent transfers (other than the dollar cost averaging and asset rebalancing programs), you will incur a $25 transfer charge.
	You will also pay a charge if you request a wire transfer of funds from your Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.			Charges
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect any investment advisor fees paid from the Contract or from other assets of the Contract Owner. If the investment advisor fees were reflected, the fees and expenses would be higher.			Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of the Accumulated Value in each Subaccount)	0%	0.50%
	Investment Options (Portfolio fees and expenses as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio	0.13%	1.42%
	Fund Facilitation Fees	Minimum	Maximum
	These fees may be charged to make certain external Portfolios available as investment options under the Contract (as a percentage of daily net assets in the specified Portfolios)	0%	0.40%
	Optional benefit available for an additional charge (if elected)	Minimum	Maximum
	Maximum Anniversary Death Benefit (MADB) Rider Charge (as a percentage of the MADB value)	0%	0.40%
	Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract , the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract , which could add Surrender Charges that substantially increase costs.

	Lowest Annual Cost: $644	Highest Annual Cost: $1,999
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses including a 0.10% fund facilitation fee.	Most expensive combination of optional benefits and Portfolio fees and expenses.
	No optional benefits	Maximum Anniversary Death Benefit (MADB) Rider 0.20%
	No sales charges or investment advisor fees. Investment advisor fees are in addition to the Contract charges illustrated here.	No sales charges or investment advisor fees. Investment advisor fees are in addition to the Contract charges illustrated here.
	No additional premium payments, transfers or withdrawals	No additional premium payments, transfers or withdrawals
RISKS			Location in Statutory Prospectus
Risk of Loss	You can lose money investing in the Contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment	Not a short-term investment. Not appropriate for you if you need ready access to cash. Each premium payment has a separate 3-year Surrender Charge that may decrease the surrender value.		Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Contract. Each investment option (including the Fixed Account) will have its own unique risks, and you should review these investment options before making an investment decision.		Principal Risks of Investing in the Contract
Insurance Company Risks	Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.		Principal Risks of Investing in the Contract
RESTRICTIONS			Location in Statutory Prospectus
Investments	The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
	We reserve the right to add, delete, combine or substitute investment options.		Purchases and Contract Value – Fixed Account
Optional Benefit	You may only select the Maximum Anniversary Death Benefit (MADB) Rider at the time of Contract application for an additional charge.
The MADB is decreased by the same proportion as the Accumulated Value was decreased by a partial surrender. This may reduce the rider value by an amount greater than the value withdrawn or could terminate the benefit.
	If you elect to pay the investment advisor fee from the Accumulated Value of the Contract, this deduction will reduce the value of the death benefit and optional death benefit (if elected), and may be subject to federal and state income taxes and a 10% federal penalty tax. See Charges – Investment Advisor Fees in the full Prospectus for additional information.		Benefits Available Under the Contract

TAXES		Location in Statutory Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1⁄2 and no exception applies.	Taxes
CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	Financial advisors receive compensation for selling the Contracts. The financial advisor will charge you an investment advisor fee or similar fee under an agreement you have with that financial advisor. Financial advisors may have a financial incentive to offer or recommend the Contract over another investment.	Distribution of the Contracts
Exchanges	Financial advisors may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.	Taxes-Exchanges of Annuity Contracts

Overview of the Contract
What is the Contract , and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the Contract offers withdrawals on an ad hoc or systematic basis. Annuities also provide you the option of electing from several types of annuity payments (settlement options), that can be guaranteed for a set timeframe or for your lifetime.
For whom is the Contract appropriate?
The Contract may be appropriate if you have a long-term investment horizon and desire ongoing investment advice for an additional fee. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. If you elect to have the advisory fee deducted from the Contract, this deduction may reduce the death benefit or the optional death benefit (if elected) and may be subject to federal and state income taxes and a 10% federal penalty tax. See Charges-Investment Advisor Fees for more information.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a settlement option).
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account. For the current interest rate, please call our Service Center at 1-800-847-4836.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging: You may choose one of two different dollar cost averaging programs that allow you to have automatic periodic transfers made to one or more of the variable investment options. Either dollar cost averaging program allows such investments to be made in installments over time.
Asset Rebalancing: You may choose the Asset Rebalancing program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefits: The Contract offers a standard death benefit during the accumulation phase for your beneficiaries. There is also an optional death benefit rider, which you may add for an additional charge, that may increase the death benefit.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.

What is the Member Dispute Resolution Program (MDRP)?
The MDRP provisions in Thrivent’s Articles of Incorporation and Bylaws apply to you as a member of Thrivent, including with respect to the purchase of the variable annuity described in this Prospectus. That means any claims regarding the variable annuity must be pursued exclusively through the MDRP, to the extent permitted by applicable law, and therefore neither Thrivent, nor its members, insureds, certificate owners, or beneficiaries, can pursue such claims against one another in other forums, such as state or federal court, even if they might later believe those forums are preferable. Claims submitted through MDRP that go to arbitration will be decided by an arbitrator, as opposed to being decided in court by a judge or jury. See General Description of the Registrant, Depositor and Portfolios.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract , or transfer Accumulated Value between investment options. The fees and expenses do not reflect any payment of investment advisor fees. If the investment advisor fees were included, the fees and expenses would be higher. State premium taxes do not apply.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of purchase payments)[1]	2%
Transfer Charge[2]	$25
[1]	In the first Contract Year, you may surrender without a Surrender Charge up to 10% of the Accumulated Value existing at the time the first surrender is made in the Contract Year. For subsequent contract years, the 10% free amount is based on the prior contract anniversary value. Only the amount in excess of that amount (the “Excess Amount”) will be subject to a Surrender Charge. A Surrender Charge is deducted if a full or partial surrender occurs during the first three years after each premium payment has been allocated. The Surrender Charge is 2% during the first Contract Year and 1% for the second and third contract years.
[2]	You are allowed 24 free transfers per Contract Year. Subsequent transfers will incur a $25 transfer charge. Be advised additional transfers may be subject to our frequent trading policies.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
If you choose to purchase the optional benefit, you will pay additional charges, as shown below.
You may only add the optional benefit at the time of application.
Annual Contract Expenses	Maximum	Current
Base Contract Expenses	0.50%	0.40%
Charges for Optional Benefit Rider
Maximum Anniversary Death Benefit (MADB) Rider Charge[3]	0.40%	0.20%
[3]	See Charges-Maximum Anniversary Death Benefit (MADB) Rider Charge.
Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for settlement options that can be surrendered)	0.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These amounts also include applicable fund facilitation fees if you choose to invest in certain Portfolios. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.23%	1.42%
Expenses after reimbursements and/or fee waivers	0.23%	1.20% [4]
[4]	The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.
This Example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and annual Portfolio expenses.
Example: Contract with the MADB Rider
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive annual portfolio expenses and the MADB Rider which is available for an additional charge. The Example does not reflect the payment of investment advisor fees. If the fees were reflected, the costs would be higher. Although your costs may be higher or lower, based on these assumptions, your costs would be5:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with:
Maximum Portfolio Expenses:	$4,100	$8,122	$12,304	$26,465
Minimum Portfolio Expenses:	$2,917	$4,488	$ 6,094	$13,583
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$2,250	$7,144	$12,304	$26,465
Minimum Portfolio Expenses:	$1,046	$3,474	$ 6,094	$13,583

[5]	For this example, the following assumptions are used: 0.50% mortality and expense risk charge, 0.40% MADB Rider charge, and portfolio operating expenses ranging from 1.42% to 0.23%.

Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦	Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦	Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. If the Portfolios you select increase in value, then your Accumulated Value goes up; if they decrease in value, your Accumulated Value goes down. How much your Accumulated Value goes up or down depends on the performance of the Portfolios. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision.
♦	Short-Term Investment Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections also mean that the Contract is more beneficial to investors with a long-time horizon.
♦	Insurance Company Risks. An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
♦	Fixed Account Risk. Amounts invested in the Fixed Account will be subject to the financial strength and claims-paying ability of Thrivent.
♦	Investment Restrictions. We reserve the right to limit transfers, and there is a $25 charge per transfer when you transfer your Contract Value between the investment options more than 24 times in a Contract Year. In addition, the amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract. In addition, we reserve the right to add, remove or substitute investment options.
♦	Premium Payment Risk. The maximum aggregate Premiums you may make without our prior approval is $1 million.
♦	Fees and Charges. Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
♦	Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
♦	Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers.
♦	Optional benefits. You may need to take early partial surrenders, which have the potential to substantially reduce the benefits from optional riders.
♦	Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
♦	Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.
♦	Investment Advisor Fees. If you elect to have the investment advisor fees deducted from Contract value, this deduction will reduce the death benefit and optional death benefit (if elected) and may be subject to federal and state income taxes and a 10% federal penalty tax.
♦	Cybersecurity Risk. We and our service providers may be susceptible to operational, cybersecurity, and related risks. In general, cybersecurity events can result from deliberate or unintentional events. Cybersecurity events include, but are not limited to, acts or attempts to gain unauthorized access to information and/or information systems, or to otherwise disrupt operations. Cybersecurity events affecting us, a Subaccount, or our service providers have the ability to disrupt and impact your Contract and our operations, including but not limited to, financial losses, ability to calculate Contract values and benefits, corrupting data or preventing parties from sharing information necessary for our operations, preventing and/or slowing transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established reasonable controls to mitigate the risk of a cybersecurity event, there are inherent limitations in such controls, plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our service providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract. Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors, failures, technological issues, or other similar events, and you may bear costs tied to these risks.

General Description of the Registrant, Depositor and Portfolios
Depositor
Thrivent Financial for Lutherans (“Thrivent”) is the Depositor of the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415.
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
Registrant
Thrivent Variable Annuity Account I is the Registrant for the Contract.
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.
Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for mortality and expense risk, the fund facilitation fee, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, Thrivent Variable Annuity Account I reflect the investment experience of Thrivent Variable Annuity Account I and not the investment experience of Thrivent’s other assets;
2.the assets of Thrivent Variable Annuity Account I may not be used to pay any liabilities of Thrivent other than those arising from the Contracts; and
3.Thrivent is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information. You can view these online at dfinview.com/Thrivent/AdvisorFlex. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
You should carefully review the prospectuses for the Portfolio(s) you select. You should periodically consider your allocation among the Portfolios in light of current market conditions and your investment goals, risk tolerance and financial circumstances. Each Portfolio prospectus provides more complete information about the Portfolios in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.
Voting
To the extent required by law, we will vote the Portfolio’s shares held in the Subaccount at regular and special shareholder meetings of the Portfolio in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Portfolio’s shares in our own right, we may elect to do so.
Before the Annuity Date, the Contract Owner shall have the voting interest with respect to Portfolio’s shares attributable to the Contract.
The number of votes which a Contract Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Portfolio.
Any Portfolio shares held in the Subaccount for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Voting privileges are not applicable to the Fixed Account.
Member Dispute Resolution Program
This section describes the Thrivent Member Dispute Resolution Program (MDRP).
Members of Thrivent Financial agree, by virtue of becoming members, that to the extent permitted by law the MDRP, as amended from time to time within Thrivent Financial’s Articles of Incorporation and Bylaws, will be the sole means to present and resolve grievances, complaints or disputes between members, insureds, certificate owners or beneficiaries and Thrivent Financial and its directors, officers, agents, and employees with respect to any claims arising out of or relating to products members purchase from Thrivent Financial. As a result, claims arising out of or related to a member’s Contract, as described in this prospectus, cannot be pursued in state or federal court or in other forums including Financial Industry Regulatory Authority (FINRA) arbitration and mediation. Instead, to the extent permitted by law, Thrivent Financial members will be required to pursue such claims through the MDRP exclusively.
The MDRP follows different procedures than the procedures followed in federal or state courts. Thrivent Financial’s MDRP is conducted in accordance with the applicable rules prescribed by the American Arbitration Association (“AAA”), as modified in Thrivent Financial’s Articles of Incorporation and Bylaws as opposed to the procedural rules of federal or state courts. The AAA Rules governing the MDRP make clear that parties to arbitration may be represented by counsel and provide the arbitrator with authority to make determinations with respect to the confidentiality of proceedings, the extent of any information exchanged between the parties, or the award of attorneys’ fees.
Administrative Costs. As set forth in the MDRP provisions in Thrivent Financial’s Bylaws, if mediation and/or arbitration occur in the course of the MDRP, Thrivent Financial will pay the administrative costs of mediation and/or arbitration, including fees and expenses of mediators or arbitrators, filing fees, and reasonable and necessary fees for transcripts of the proceedings.
Attorneys’ Fees. Absent an arbitrator’s discretionary award of attorneys’ fees, each party will bear its own costs for legal counsel, just as they would if they were pursuing claims in court.
Costs of Appeal. The cost of contesting an arbitrator’s decision would be borne by the party contesting the decision, just as the cost of an appeal would be borne by the appellant in the judicial system.
No class actions or collective actions. Claims brought forward in the MDRP cannot be brought in a representative group or on behalf of or against any class of persons (i.e. class actions or collective actions). This applies to Thrivent as well as to contract owners and other related parties. Because the MDRP requires that all claims be brought individually, rather than in a representative group or on behalf of or against any “class” of persons, there may be both substantive and procedural differences with respect to how parties may raise and litigate claims under the MDRP as compared to how such claims could be raised and litigated in the judicial system. The Contract does not specify a choice of law for disputes. A potential advantage of the MDRP is that it may be more cost efficient and resolve claims more quickly as compared to claims raised and litigated in the judicial system. A potential disadvantage may be that the contract owner, at the time of initiating a claim, will not have a choice of the forum because he or she has already agreed to arbitration.
No court has ruled on the enforceability of the MDRP with respect to claims under the Securities Act of 1933 (“Securities Act”) relating to the variable annuity described in this registration statement; therefore it is possible that such provisions may ultimately be determined to be unenforceable. However, the U.S. Supreme Court has upheld agreements to arbitrate state law claims and claims arising under federal law. The Supreme Court also has repeatedly stated that the Federal Arbitration Act (“FAA”), which mandates enforcement of arbitration provisions like the MDRP, can only be overridden where there is a “clear and manifest congressional command to displace” it. Epic Systems Corp. v. Lewis, 138 S.Ct. 1612, 1624 (2018); see, also, CompuCredit Corp v. Greenwood, 565 U.S. 95, 98 (2012) (stating that the FAA requires courts “to enforce agreements to arbitrate according to their terms even where the claims at issue are federal statutory claims, unless the FAA’s mandate has been ‘overridden by a contrary congressional command’” (quoting Shearson/American Express, Inc. v. McMahon, 482 U.S. 220, 226 (1987).) When the Supreme Court addressed claims by investors against a brokerage firm for violations of the Securities Act in Rodriguez de Quijas v. Shearson/American Express, the Court closely reviewed the text of the Securities Act and found that there was no language therein indicating that Congress intended to override the FAA. Rodriguez de Quijas v. Shearson/American Express, 490 U.S. 477, 480 (1989). Thrivent Financial therefore believes the MDRP is enforceable with respect to Securities Act claims arising between Thrivent Financial and its members.
By agreeing to be subject to the MDRP provisions in Thrivent Financial’s governing documents, You will not be deemed to have waived compliance by Thrivent Financial with federal securities laws and the rules and regulations thereunder.

Charges
Surrender Charge
We do not deduct a sales charge when we receive a premium payment. However, we may assess a Surrender Charge for partial surrenders or surrenders that exceed the free surrender percentage.  We use this charge to cover certain expenses relating to the sale of the Contract. Each premium payment will have its own three-year Surrender Charge schedule. For the purpose of determining the Surrender Charge:
(1) An accumulated premium is calculated for each premium paid on this Contract. Each premium is accumulated with its net gains and losses and reduced by its portion of surrenders so that the sum of all accumulated premiums equals the Accumulated Value;
(2) Surrenders reduce accumulated premiums in the order that the premiums were allocated to this Contract (first-in, first-out order); and
(3) The duration of each accumulated premium is the number of full years since that premium was allocated to this Contract.
The Surrender Charge schedule will be applied to the amount surrendered based on the duration of the accumulated premium(s) reduced by the surrender.
Surrender Charges
Premium Duration	Percentage Applied
1-year	2%
2-year	1%
3-year	1%
4-year	0%
Example of Full Surrender in Surrender Charge Period:
DeMarcus’s initial premium is $100,000. Other than an additional premium of $25,000 one year later into the same subaccount, DeMarcus contributes no additional premium. Two full years after the initial premium allocation, and one full year after the additional premium, DeMarcus’s Accumulated Value is $135,000. The first premium has accumulated to $105,000 and the second premium to $30,000. The available surrender amount free from Surrender Charges is $13,500 (10% x $135,000)
DeMarcus elects to make a full surrender. DeMarcus’s premiums are still in the Surrender Charge period, and his Surrender Charge is ($105,000 - $13,500) x 1% + $30,000 X 2%, which is $1,515.
Example of Partial Surrender in Surrender Charge Period:
DeMarcus‘s initial premium is $100,000. Other than an additional premium of $25,000 one year later into the same subaccount, DeMarcus contributes no additional premium. Two full years after the initial premium allocation, and one full year after the additional premium, DeMarcus’s Accumulated Value is $135,000. The first premium has accumulated to $105,000 and the second premium to $30,000. The available surrender amount free from Surrender Charges is $13,500 (10% x $135,000)
Two full years after the initial premium, DeMarcus elects to make a partial surrender of $90,000 on a “gross” basis. DeMarcus’s premiums are still in the Surrender Charge period, and the first-in, first-out method is used to determine the Surrender Charge. DeMarcus’s Surrender Charge is $90,000 - $13,500) x 1%, which is $765.
If more than 3 years has elapsed since the last premium payment, there is no charge for making surrenders.

Waiver of Surrender Charges
♦	Surrenders Paid Under Certain Settlement Options. For surrenders that you make after Contract Year three, there is no Surrender Charge applied to amounts you elect to have paid under:
(1)A settlement option for a fixed amount or a fixed period (described under Annuity Period—Settlement Options) if the accumulation period and the payment period equal or exceed the longest remaining Surrender Charge period and the proceeds are not subsequently withdrawn.
(2)Options which involve a life income, described under Annuity Period—Settlement Options.
For Florida Contracts this provision applies after Contract Year one.
♦	Ten Percent Free Each Contract Year. In the first Contract Year, the amount is 10% of the Accumulated Value existing at the time the first surrender is made in that Contract Year. In subsequent years, the amount is 10% of the Accumulated Value existing at the start of that Contract Year. This “Ten Percent Free” is not cumulative.
♦	Confinement of the Annuitant or the Annuitant’s Spouse in a Hospital, Nursing Home, or Hospice. There is no Surrender Charge during or within 90 days after the end of the confinement of the Annuitant or the Annuitant’s Spouse in a licensed hospital, nursing home, or hospice, provided that the confinement begins after the Contract has been issued and continues for at least 30 consecutive days. We will require proof of confinement satisfactory to us. For Contracts issued in California, this waiver only applies to the Annuitant and not the spouse.
♦	Terminal Illness of the Annuitant or the Annuitant’s Spouse. There is no Surrender Charge if the Annuitant or the Annuitant’s Spouse has a life expectancy of 12 months or less. We will require certification by a physician acting within the scope of his or her license and may require independent medical verification. For Contracts issued in California, this waiver only applies to the Annuitant and not the spouse.
The limitations or waivers of Surrender Charges described above may not be available in all states. Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Taxes.
Partial surrenders from Contract’s for the payment of investment advisor fees may be subject to Surrender Charges unless one of the Surrender Charge waivers above apply.
If Surrender Charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below.
Mortality and Expense Risk Charge
We assume certain financial risks associated with the Contracts. Those risks are of two basic types:
♦	Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Date will be greater than the Accumulated Value available to pay those benefits, and (2) annuity payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.
♦	Expense Risk. This is the risk that the expenses we incur with respect to the Contracts will exceed Contract charges.
As compensation for assuming these risks, we deduct a daily risk charge from the daily net assets in the Subaccounts. We guarantee that the mortality and expense risk charges for your Contract will never exceed the annual rates shown in the Fee and Expense Tables. The maximum charge as a percentage of daily net assets in the Subaccounts is 0.50%. See the Fee Table for more detail.
If the risk charge is insufficient to cover the actual cost of the risks assumed by us, we will bear the loss. We will not reduce annuity payments to compensate for the insufficiency. If the risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.

Maximum Anniversary Death Benefit (MADB) Rider Charge
The MADB charge is the charge for this rider. It is deducted quarterly, beginning three months after the Date of Issue, on the same day of the month as in the Date of Issue (or, if that day does not occur in that month, on the last day of the month). The MADB charge is deducted from the Fixed Account and the Subaccounts of the Variable Account on a pro rata basis. On the day of each deduction, the MADB charge is the MADB multiplied by the MADB charge rate divided by four. The MADB charge is calculated after any changes in the MADB or the MADB charge rate that may occur on that day. The maximum charge is 0.40% and the current charge is 0.20%.
We may change the MADB charge rate at any time. It will never exceed the Maximum MADB charge rate. If this rider terminates the MADB charge terminates.
Transfer Charge
You may make 24 free transfers in each Contract Year. On subsequent transfers (other than the dollar cost averaging and asset rebalancing programs), you will incur a $25 transfer charge. The transfer charge will be deducted from the amount transferred. Current IRS guidance references 12 transfers, however we believe that 24 transfers is acceptable under current law.
Commuted Value Charge
If we are making payments under a life income settlement option with a guaranteed period, an owner of the settlement option may elect to receive a lump sum instead of continuing payments while in the guaranteed period, unless the settlement option election was irrevocable. The present value of the remaining payments in the guaranteed period on any day is based on the interest rate used to determine the income payable plus 0.25%. This increase of the rate used in the calculation is the Commuted Value Charge.
Fund Facilitation Fee
We may charge a Fund Facilitation Fee in order to make certain external portfolios available as investment options under the Contract. The Fund Facilitation Fee is charged as a percentage of daily Accumulated Value in each subaccount. The fee may vary by subaccount. The current minimum and maximum range for the Fund Facilitation Fee is in the Key Information Table. The Fund Facilitation Fee for each Portfolio (if applicable) can be found in the Appendix at the end of this document.
Expenses of the Portfolios
Because the Subaccounts purchase shares of the Portfolios; the accumulation unit values of the Subaccounts will reflect the corresponding Portfolio operating expenses or other expenses incurred by the Portfolio. See the Fee Table and the current prospectuses of the Portfolios.
Investment Advisor Fees
The investment advisor fee is calculated based on the Accumulated Value at the beginning of the quarter and then is recalculated at the beginning of each quarter thereafter using the Accumulated Value at the end of the prior quarter. The fee is charged quarterly as a percentage of the Accumulated Value of the Contract and will be taken from the Subaccounts and the Fixed Account on a pro-rata basis, if you elect to have the fee taken from the Contract. At any time, you may complete our service form to setup or terminate the payment of investment advisor fees from this variable annuity, or other source. Withdrawals will reduce the standard death benefit and any optional death benefit (if elected) on a pro-rata basis. The withdrawals will count toward the 10% free surrender amount and surrender charges may apply. The distribution may also be subject to federal and state income taxes and a 10% federal penalty tax.
The following example is intended to help you understand the impact of a surrender to pay the investment advisor fees from the Contract on the Standard Death Benefit and the Maximum Anniversary Death Benefit Rider (if elected).

Example of the impact on the Accumulated Value, Standard Death Benefit and MADB Rider (if elected) of paying the investment advisor fee from the Contract.
Values before the deduction of the investment advisor fees
Accumulated Value	Standard Death Benefit Value	MADB Rider Value
98,000.00	101,000.00	102,000.00
Values after deduction of the investment advisor fees1
Accumulated Value	Standard Death Benefit Value	MADB Rider Value
97,571.25	100,558.12	101,553.75
In this example, the Accumulated Value is reduced by $428.75 (the amount of the quarterly investment advisor fee). The Standard Death Benefit Value and the Maximum Anniversary Death Benefit Rider Value are reduced by the same proportion as the Accumulated Value was reduced by the partial surrender.
The proportionate reduction of the Standard Death Benefit Value results in a reduction in value of $433.04 and the proportionate reduction of the MADB Rider Value results in a reduction in value of $437.33
1For this example, the following assumptions are used: $98,000 Contract Accumulated value, $101,000 Standard Death Benefit Value, $102,000 MADB Rider Value, an investment advisor fee of 1.75%, which is the maximum investment advisor fee, and assumes no surrenders have been taken from the Contract.
The amount of the quarterly investment advisor fee is determined by multiplying the Accumulated Value on the last day of the prior quarter by 1.75% and then dividing by 4.
Sufficiency of Charges
If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our General Account which may include, among other things, proceeds derived from risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/AdvisorFlex.

General Description of the Contracts
Entire Contract
Your entire Contract is comprised of:
♦	the Contract including any attached rider(s), if any, endorsements or amendments;
♦	the application attached to the Contract; and
♦	our Articles of Incorporation and Bylaws and all amendments to them. Benefits will not be reduced or eliminated by any future amendments to our Articles of Incorporation or Bylaws.
Contract Owner, Beneficiaries and Annuitants
The Annuitant is the owner of the Contract unless another owner is named in the application or ownership is transferred or assigned to another person. While an Annuitant is living and before the Annuity Date, the owner may exercise all of the owner’s rights under the Contract. If there are multiple owners, all must act in concert to exercise ownership rights.
The Contract Owner may (subject to the eligibility requirements in the bylaws of Thrivent) name a beneficiary to receive the death benefit or the annuity proceeds payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the Contract Owner, if living, or otherwise to the Contract Owner’s estate.
No Beneficiary change shall take effect unless received by Thrivent at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent while the insured was alive. Such beneficiary change shall be null and void where Thrivent has made a good faith payment of the proceeds or has taken other action before receiving the change.
Minimum Contract Value
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $10,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $10,000 or whether instead you would like to make a full surrender of your Contract.
Allocation of Premiums
You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account or the Fixed Account. Certain investment options may be unavailable in some states.
The Accumulated Value of the Contract in the Subaccounts will vary primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. The interest rate that applies to the Fixed Account depends upon the rate in effect on the date of the allocation and subsequent rates guaranteed to never fall below the Contract minimum.
If your Contract is set up on monthly systematic purchases or surrenders, we will only send quarterly confirmation statements for these transactions.
Asset Rebalancing
On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. You may not include the Fixed Account in the asset rebalancing program. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program. You may select any date to begin the asset rebalancing program (except the 29th, 30th, or 31st of a month) and whether to have your Subaccounts reallocated quarterly, semiannually or annually. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-847-4836 to request an Asset Rebalancing Form. To terminate the asset rebalancing program, you must provide Written Notice to us. The program will not terminate automatically by transferring your allocations to another Subaccount or combination of Subaccounts.
Dollar Cost Averaging
You may choose one of two different dollar cost averaging programs that allow you to have automatic periodic transfers made to one or more Subaccounts other than the Fixed Account. Dollar cost averaging is generally suitable if you are making a substantial premium payment to your Contract and desire to control the risk of investing at the top of a market cycle. Either dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals. The dollar cost averaging programs you may participate in are described below.
Dollar Cost Averaging from the Fixed Account. At the time of Application only, you may dedicate a premium of at least $10,000 to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. You may not transfer to the Fixed Account in the dollar cost averaging program. The amount allocated to the DCA Fixed Account may be credited with a higher interest rate that will be determined when the payment is received and will be guaranteed for the duration of the one-year period. Dollar cost averaging from the Fixed Account may not be added after your Contract is issued.
One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month, such as the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the last business day of the month. If the date falls on a weekend the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Thrivent Money Market Subaccount unless you request that it be transferred to a different Subaccount.
Money Market Dollar Cost Averaging. You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to one or more of the Subaccounts, not the Fixed Account. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the dollar cost averaging program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Notice.
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Contract or Registrant Changes
Shares of Thrivent Portfolios are sold to other Portfolios, to other insurance company separate accounts of ours, and to other insurance company separate accounts not affiliated with us. We may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Portfolio, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Portfolio’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:
♦	Changes in state insurance laws;
♦	Changes in Federal income tax law;
♦	Changes in the investment management of the Portfolio; or
♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.
If we believe the responses of the Portfolio to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of shares by one or more of the separate accounts, which could have adverse consequences.
The Subaccounts will purchase and redeem shares from the corresponding Portfolios at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, or the Fixed Account, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.
Addition, Deletion, Combination, or Substitution of Investments
At our sole discretion and to the fullest extent permitted by law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦	Modify the provisions to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote (if applicable), the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. Each Portfolio sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges. You could lose some or all of your money.
Frequent Trading Among Subaccounts and Other Transactions
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.
Assignments
Assignment is the transfer of Contract ownership from one party to another. If the Contract was issued in a Qualified Plan, then before the Annuity Date:
♦	You may transfer ownership to a trust, custodian, or employer, unless the plan is governed by Sections 408 or 408A of the Internal Revenue Code.
♦	If the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant.
♦	Except as described above, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.
If the Contract is not used in a Qualified Plan, then, before the Annuity Date, ownership may be transferred subject to our approval, except that joint Annuitants who are also joint owners may not transfer ownership to a natural person, and the Contract may be assigned as collateral.
We must receive and approve any assignment request before it is effective. We are not responsible for the validity or effect of any assignment.
You should consider the tax implications of an assignment. See Taxes.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial advisors and professionals, and our customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦	Contracts used in an employer sponsored retirement plan; and
♦	Contracts issued in Massachusetts and Montana.
Annuity Period
Annuity Date
The Annuity Date stated in your Contract is the latest date on which we will begin paying you an annuity income. At issue, the Annuity Date is set to the Contract Anniversary when the oldest annuitant is age 95 under the Contract. At the Annuity Date stated in your Contract, we may, at our discretion, allow you to extend the Annuity Date.
Your Contract provides for a death benefit if the Annuitant dies before the Annuity Date. After the Annuity Date, amounts payable, if any, depend on the terms of the settlement option.
Annuity Income
The annuity income will be calculated using the cash surrender value on the Annuity Date. No Surrender Charge will be deducted from the portion of the amount surrendered which is paid under Option 2 or 3, provided that the payments will be made for at least as long as the greatest number of months remaining in any Surrender Charge schedule that otherwise would have applied; and the proceeds are not subsequently withdrawn. Surrender Charges would also be waived for an election of Option 4 or 5.
We will pay you the annuity proceeds under a settlement agreement according to the annuity settlement option that you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate on the Annuity Date.
If you have not selected either a settlement option or a single sum payment by the Annuity Date, we will pay proceeds of $2,000 or more using an annuity with (1) life income with 10-year guarantee period if one Annuitant is living on the Annuity Date, or (2) joint and survivor life income with a 10-year guarantee period if two Annuitants are living on the Annuity Date.
Settlement Options
You may elect to have your full proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options.
Proceeds from death or surrender are payable in a lump sum unless otherwise provided. Instead of a lump sum, proceeds from death or surrenders of $2,000 or more may be paid under a settlement option by means of a settlement agreement that we will issue.
♦	Option 1 - Interest Income. The proceeds may be left on deposit. Interest earned may be paid in cash at regular intervals or left to accumulate at interest. We will pay interest at a rate not less than the guaranteed interest rate. All or part of these proceeds may be withdrawn upon request.
♦	Option 2 - Income of a Fixed Amount. We will pay Annuity Income of a fixed amount at agreed upon intervals. The fixed amount must not result in a payment period that exceeds 360 months. We reserve the right to require a fixed amount that results in a payment period of at least 60 months. Interest will be credited on the unpaid balance at a rate not less than the guaranteed interest rate. Income will be paid until the proceeds and interest are paid in full. After the first payment is made, this option may not be changed except as described in the Contract.

♦	Option 3 - Income for a Fixed Period. We will pay Annuity Income for a fixed period not to exceed 360 months. We reserve the right to require a fixed period of at least 60 months. Interest will be credited on the unpaid balance at a rate not less than the guaranteed interest rate. After the first payment is made, this option may not be changed except as described in the Contract.
♦	Option 4 - Life Income with Guaranteed Period. We will pay Annuity Income for the lifetime of the Annuitant of the settlement agreement. A guaranteed period of up to 360 months may be elected. If the Annuitant dies during the guaranteed period, payments will be continued to the end of the period and will be paid to the agreement’s beneficiary. After the first payment is made, this option may not be changed except as described in of the Contract. Income will not be less than an income based on the mortality table and guaranteed interest rate using the sex and adjusted age of the annuitant on his or her birthday nearest the date of settlement.
♦	Option 5 - Joint and Survivor Life Income with Guaranteed Period. We will pay Annuity Income as long as at least one of the two Annuitants of the settlement option agreement is alive. A guaranteed period of up to 360 months may be elected. If one Annuitant dies during the guaranteed period, payments will continue for the lifetime of the surviving Annuitant. Before the first payment is made under this option, a reduction factor may be elected which will reduce any payments made after the guaranteed period by the elected reduction factor if only one annuitant is then living. Payments made during the guaranteed period will be larger if a reduction factor is elected. If both Annuitants die during the guaranteed period, payments will be continued to the end of that period and will be paid to the agreement’s beneficiary. After the first payment is made, this option may not be changed except as described in the Contract. Income will not be less than an income based on the mortality table and guaranteed interest rate using the sex and adjusted age of each Annuitant on his or her birthday nearest the date of settlement.
In addition to these settlement options, proceeds may be paid under any other settlement option that you request and to which we agree.
If we are making payments under a life income settlement option with a guaranteed period, an owner of the settlement option may elect to receive a lump sum instead of continuing payments while in the guaranteed period, unless the settlement option election was irrevocable. The value of the remaining payments on any day is based on the interest rate used to determine the income payable plus 0.25%. This increase of the rate used in the calculation is the Commuted Value Charge.
If an owner or Annuitant dies on or after the Annuity Date and before all of the annuity proceeds have been paid, we must pay any remaining annuity proceeds under the settlement option at least as rapidly as payments were being paid under that settlement option on the date of death.
Partial Annuitization
Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. You may elect to have a portion of your proceeds ($2,000 or more) paid to you under an annuity settlement option or a combination of options. The settlement option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period. If this requirement is met, the settlement option and the tax-deferred balance will generally be treated as two separate Contracts for income tax purposes only. Your after-tax premiums in your Contract will be allocated pro-rata between the settlement option and the portion that remains deferred.
Frequency of Annuity Payments
Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. Payments under any settlement option must be in amounts at least as great as $50. If annuity payments would be or become less than $50, we may change the frequency of payments to intervals that will result in payments of at least $50.

Benefits Available Under the Contract
The following tables summarize information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Standard Death Benefit	Pays the beneficiary if the Annuitant dies before the Annuity Date	Standard	None	None	Withdrawals, including investment advisor fees (if elected), reduce the benefit by the same proportion as they reduce the Accumulated Value.
Maximum Anniversary Death Benefit (MADB) Rider	May increase the amount of the death benefit if the Annuitant dies before the Annuity Date. It can provide you with an increased death benefit based on the Accumulated Value on a Contract Anniversary.	Optional	0.40% [1]	0.20% [1]	Only available at issue if no more
than Issue Age nearest 75.
Benefit terminates upon annuitization.
Withdrawals, including investment advisor fees (if elected), reduce the benefit by the same proportion as they reduce the Accumulated Value.
[1]	See Charges-MADB Rider Charge in the full Prospectus for more information.
Other Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Annuity Income Payments	Allows the Owner to elect an annuity payout option specified in the Contract.	Standard	None	None	Depending on the option(s) selected, you may not be able to request surrenders.
Automatic Asset Rebalancing	Asset Rebalancing allows you to elect a specific asset allocation to maintain over time.	Standard	None	None	You may not include the Fixed Account.
Dollar Cost Averaging	Dollar Cost Averaging allows you to have automatic periodic transfers to one or more Subaccounts other than the Fixed Account.	Standard	None	None	You may not Dollar Cost Average into the Fixed Account.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Systematic Partial Surrenders	Allows for ongoing withdrawals from your investment options during the Accumulation Phase.	Standard	None	None	Surrender Charges may apply to amounts in excess of the free amount. Taxes or penalties may apply.
10% Free Surrender	10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year.	Standard	None	None	10% free amount is not cumulative.
Confinement of the Annuitant or the Annuitant’s Spouse in a Hospital, Nursing Home, or Hospice	Surrender Charges are waived during or within 90 days after the end of confinement of the Annuitant or the Annuitant’s Spouse.	Standard	None	None	Confinement must begin after the Contract has been issued and must continue at least 30 days.
Terminal Illness of the Annuitant or Annuitant’s Spouse	Surrender Charges are waived if the Annuitant or the Annuitant’s Spouse has a life expectancy of 12 months or less.	Standard	None	None	Certification from a licensed physician acting within the scope of his or her license will be required.
Death Benefit Before the Annuity Date
Your Contract provides for a death benefit if the Annuitant’s death, or the death of the first Annuitant if this Contract has two Annuitants, occurs before the Annuity Date and the Accumulated Value is greater than zero. After the Annuity Date, amounts payable, if any, depend upon the terms of the settlement option. The amount of the Death Proceeds is the sum of (1) and (2) where:
(1)Is the greatest of:
(a)The Accumulated Value;
(b)The Standard Death Benefit; and
(c)The Death Proceeds under the Maximum Anniversary Death Benefit Rider, if applicable;
(2) Is the sum of any MADB Charges deducted prior to the death of the Annuitant, if that death occurs before the first Contract Anniversary. Otherwise, zero.
We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center due proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and/or the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Once calculated, Death Proceeds may continue to be subject to the investment experience of the Subaccounts. When based on the investment experience of the Subaccounts, Death Proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Only when the beneficiary provides the claim form and all claim requirements in good order will that beneficiary’s share of the Death Proceeds be removed from the market so that claim payment can be made. In the case of multiple beneficiaries, we must receive a completed form from each beneficiary. We process each claim independently. Surrender Charges do not apply to Death Proceeds.

Example of calculation of death proceeds:
Carlos died on June 20. Since the Contract’s issue date, Carlos contributed a total of $300,000 of premium payments to his Contract and made no withdrawals. On June 25, we received proof of death. The current Accumulated Value of Carlos’s Contract on that day was $275,000. The standard death benefit provides for an infusion to the Contract if the total premium payments adjusted for surrenders exceed the Accumulated Value when we receive proof of death. We determined Carlos’s standard death benefit by comparing the following:
Comparison Values
Total premiums paid	$300,000
Accumulated Value	$275,000
Standard Death Benefit	$300,000
Since the highest value is $300,000, an amount is infused into the Contract to bring the value of the contract up to $300,000 ($25,000 + $275,000 = $300,000). This amount equals the death proceeds.
Death Proceeds fluctuate daily and are not guaranteed as to minimum dollar amount. No proceeds are distributed until we receive all claim requirements in good order.
Example of Paying Death Proceeds to Beneficiaries:
On June 25, we received proof of death; we determined that the death proceeds were $300,000 as of that day (30,000 accumulation units x $10 each). Carlos’s two children are the beneficiaries and are entitled to  1⁄2 each (as a result, each one is entitled to 15,000 accumulation units). Beneficiaries submit their claim forms on different dates. As a result they receive the following:
Date	Beneficiary	Accumulation Unit Value	Death Proceeds Received
July 10	Ramona	$11	15,000 x $11= $165,000
July 20	Sofia	$ 9	15,000 x $9= $135,000
Beneficiaries who are natural persons may elect to receive the death benefit in a lump sum or according to one of the settlement plans described in the Contract. See Annuity Period - Settlement Options.
Standard Death Benefit
A Standard Death Benefit is payable if the Annuitant dies before the Annuity Date. The Standard Death Benefit is equal to the adjusted sum of premiums as follows:
(1) As of the day a premium is received by us, the sum is increased by the amount of that premium.
(2) As of the day a partial surrender is taken, the sum is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
If this Contract has been continued by a Spouse on any date after the Exchange Date, the adjusted sum of premiums will be determined using only premiums paid and Partial Surrenders taken on or after the Exchange Date. The Accumulated Value on the Exchange Date will be deemed a premium paid on that date for the purposes of this provision.
Maximum Anniversary Death Benefit Rider
If you purchase this rider, on any day before the first Contract Anniversary, the MADB is equal to the Standard Death Benefit.

On any day during the period beginning on the first Contract Anniversary and ending on the Contract Anniversary nearest the Annuitant’s 85th birthday (or, if there are two Annuitants, the Contract Anniversary nearest the older Annuitant’s 85th birthday), the MADB is the greatest of the Anniversary Death Benefits determined as of that day for each Contract Anniversary. The anniversary death benefit for a Contract Anniversary is the Accumulated Value on that anniversary adjusted as follows for any premiums paid and any partial surrenders taken after that anniversary:
(1) As of the day a premium is received by us, the benefit is increased by the amount of that premium.
(2) As of the day that a partial surrender is taken, the benefit is decreased by the same proportion as the Accumulated Value was decreased by the amount taken.
On any day after the Contract Anniversary nearest the Annuitant’s 85th birthday (or if there are two Annuitants, the Contract Anniversary nearest the older Annuitant’s 85th birthday), the MADB is equal to the amount calculated above on the anniversary nearest the 85th birthday, adjusted for any premiums paid and any partial surrenders taken after that anniversary.
If this Contract has been continued by a Spouse, then:
(1) For the sole purpose of calculating the MADB, the first Contract Anniversary on or after the Exchange Date will be deemed to be the first Contract Anniversary of this Contract; and
(2) The amount will be the greatest of the Anniversary Death Benefits calculated only for Contract Anniversaries on or after the Exchange Date.
This Maximum Anniversary Death Benefit Rider is not available if any Annuitant’s Issue Age (age nearest) is 75 or more. The benefit is only payable if the Annuitant dies before the Annuity Date. This rider will terminate on the earliest of the following:
1) The date this contract terminates.
(2) The date we receive due proof of death of an Annuitant, except if this Contract is continued by the Annuitant’s Spouse and the Exchange Date is before the Contract Anniversary nearest the Spouse’s 85th birthday.
(3) The date the Accumulated Value is reduced to zero.
(4) The date we receive your Notice to cancel this rider.
Example of MADB Rider Where a Death Benefit Increase Occurs:
Rumi elects the Maximum Anniversary Death Benefit (MADB) Rider at issue and her initial premium is $100,000. Rumi contributes no additional premium during the first contract year, and she takes no surrender during the first contract year. In the first contract year, Rumi’s MADB amount is $100,000, or the Standard Death Benefit. On Rumi’s first contract anniversary, the Accumulated Value is $108,000. Rumi’s MADB amount is calculated as of that date as $108,000.
Example of MADB Rider Where a Death Benefit Increase Does Not Occur:
Rumi elects the MADB Rider at issue and her initial premium is $100,000. Rumi contributes no additional premium during the first contract year, and she takes no surrender during the first contract year. In the first contract year, Rumi’s MADB amount is $100,000, or the Standard Death Benefit. On Rumi’s first contract anniversary, the Accumulated Value is $98,000. Rumi’s MADB amount is calculated as of that date as $100,000.

Death of an Owner Before the Annuity Date
If you are an owner, but not the Annuitant, you may name a successor owner who will become an owner of this Contract if you die before any Annuitant and before the Annuity Date. If you do not name a successor owner or no successor owner survives you, then your estate will become an owner if you die before any Annuitant and before the Annuity Date. If an owner who is not the Annuitant dies before any Annuitant and before the Annuity Date, the Cash Surrender Value will be paid within five years of the date of the owner’s death to the surviving owners in proportion to each owner’s percentage of ownership. We will pay the Cash Surrender Value to the surviving owners in proportion to each owner’s percentage of ownership.
The Cash Surrender Value on any day is the greater of:
1) the Accumulated Value minus any Surrender Charge; and
2) the minimum value required by section 7 of the Model Variable Annuity Regulation, Model #250.
There is no Cash Surrender Value if the Accumulated Value is zero.
In lieu of receiving the Cash Surrender Value as a lump sum, owners may receive proceeds according to settlement provisions. If your Spouse is the sole surviving owner, then the Spouse may elect, in lieu of receiving the Cash Surrender Value and to the extent permitted by law, to continue this Contract in force as the owner. This election by a Spouse may be made only once in this Contract.
The Cash Surrender Value payable under this provision will be calculated at the end of the Valuation Period during which we receive proof of death. Once calculated, the Cash Surrender Value may continue to be subject to the investment experience of the Subaccounts. When based on the investment experience of the Subaccounts, the Cash Surrender Value may increase or decrease daily and is not guaranteed as to minimum dollar amount
Spouse Election to Continue the Contract
If an Annuitant dies before annuity payments begin and that Annuitant’s Spouse is the sole primary beneficiary, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case the surviving Spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of Death Proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract.
If an election to receive Death Proceeds or to continue the Contract is not made within 60 days, the surviving Spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. The Spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract.
If the surviving Spouse elects to continue the Contract, the Standard Death Benefit and any optional death benefits will be determined according to your Contract based on the Accumulated Value on the Exchange Date. In addition, if there was Dollar Cost Averaging of the Fixed Account on the Contract, this feature will continue on the Contract of the surviving Spouse.
Death of Annuitant After an Annuity Date
If an Annuitant dies while we are paying Annuity Income under a settlement option, any amounts payable will depend on the terms of that settlement option. See Annuity Period—Settlement Options.

Purchases and Contract Value
We issue individual flexible premium deferred variable annuity contracts. In order to purchase a Contract, you must submit an application to us through a financial advisor or professional. We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until the Annuity Date.
The minimum acceptable initial premium is $100,000. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contract, but we may choose not to accept any additional premium less than $50. We also reserve the right to limit all premiums paid on the Contract to a total of $1 million.
Purchasing a Contract
You purchase a Contract by submitting an application to us through a financial advisor or professional who is also a registered representative of Thrivent Investment Management Inc. Contracts are offered to members and people eligible for membership. This prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
♦	The amount of your initial premium must be at least $100,000.
♦	How you want your premiums allocated among the Subaccount(s), and/or the Fixed Account. We reserve the right to limit the number of allocations to subaccounts.
♦	Whether you want an optional death benefit rider.
♦	The beneficiary or beneficiaries you want to receive the benefit payable upon the death of the Annuitant.
♦	Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on a Contract Owner’s and/or Annuitant’s Contract is $1 million or greater. We reserve the right to decline applications that do not meet issue and suitability guidelines.
Processing Your Application
We will process your application when we receive it. Your Contract’s Date of Issue is generally the date you sign the application. If we determine that the application is not in good order, we will attempt to complete it within five business days. If the application is not complete at the end of this period, we will tell you the reason for the delay and we will return the initial premium unless you specifically consent to our keeping it until the application is complete.
Allocation of Premiums
We will allocate your initial premium among the Subaccount(s) and/or the Fixed Account according to your application. Any amount of your initial premium which you allocate to a Subaccount will be credited to your Contract with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of that Valuation Period. Subsequent allocations to a Subaccount will be credited with a number of Accumulation Units of that Subaccount based on the Subaccount’s Accumulation Unit Value at the end of the Valuation Period when the allocation is made. See Subaccount Valuation below.
The allocation percentages that you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums that you pay after the initial premium are allocated at the end of the Valuation Period in which we receive them using the allocation percentages specified in your application. You may change the allocation percentages for future premiums without charge and at any time by giving us Notice. Unless specifically designated otherwise, any change will apply to all future premiums unless you request another change.

The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.
Fixed Account
On or before the Annuity Date, you may allocate the premiums paid under the Contract and transfers from the accumulated value in other investment options to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our General Account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than the Fixed Account Guaranteed Interest Rate shown in your Contract. Interest guarantees are subject to Thrivent’s claims-paying ability. For the current interest rate, please call our Service Center at 1-800-847-4836.
The last-in, first-out accounting method will be used for partial surrenders, transfers, and transfer charges. Please see Transfer of Accumulated Value below for more information on transferring from the Fixed Account.
The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
If the investment advisor fees are deducted from the Accumulated Value, the value of the Fixed Account will be reduced on a pro-rata basis.
Additional Information about the Fixed Account
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, the Fixed Account is generally not subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Accumulated Value of Your Contract
On or before the Annuity Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.
Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.
Subaccount Valuation
On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.
Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
♦	You allocate premiums to that Subaccount;
♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account;

♦	Your Spouse is the sole beneficiary and elects to continue the Contract after your death, and the excess of the death benefit over the Accumulated Value is allocated to the Subaccount. For Federal Tax purposes, the term Spouse refers to an individual lawfully married to another individual.
We reduce the Accumulation Units in a Subaccount when:
♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
♦	You make a surrender from that Subaccount; including if you elect to pay investment advisor fees from the Contract.
♦	Transfer charges are applied against the Subaccount;
♦	Expenses for optional death benefit rider (if applicable) are applied against the Subaccounts.
♦
Accumulation Unit Value
A Subaccount’s Accumulation Unit Value for your Contract is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. Accumulation Unit Values may increase or decrease at the end of each Valuation Period. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:
(1)Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.
(2)The Net Investment Factor for accumulation unit values for the subaccount for that period.
Accumulation unit values are determined at the end of each Valuation Period before the transfer or allocation of any amounts to or from the subaccounts. The accumulation unit values may increase or decrease on each Valuation Day.
Net Investment Factor
The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) and (4) where:
(1)Is the sum of:
(a)The net asset value per share of the corresponding Portfolio at the end of the Valuation Period; plus
(b)The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus
(c)A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.
(2)Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
(3)Is the charge for mortality and expense risks that we deduct for each day in the Valuation Period and is based upon the daily Accumulated Value in each subaccount. This charge may also be based upon the total Accumulated Value in the Subaccounts and is guaranteed not to exceed, on an annual basis, the Maximum Annual Mortality and Expense Risk Charge. An optional death benefit rider charge and fund facilitation fee may also apply.
(4)Is the charge for any Subaccount fee that reduces the Net Investment Factor. We deduct this charge for each day in the Valuation Period based on the daily Accumulated Value in the Subaccount.
Transfers of Accumulated Value
After the first allocation date and before the Annuity Date while an Annuitant is still living, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts and the Fixed Account. You can request a transfer by giving us Notice.

We will process your transfer request prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Valuation Day. If you request a transfer to or from a Subaccount, we will credit or reduce your Accumulation Units of the chosen Subaccount. Transfers are subject to the following conditions:
♦	The total amount transferred from a Subaccount or the Fixed Account must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.
♦	The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $10,000 or 50% of the Accumulated Value in the Fixed Account, excluding any Accumulated Value in the DCA Fixed Account, at the time the first transfer is made in that Contract Year.
♦	You may make 24 free transfers in any Contract Year. For each transfer in excess of 24 (excluding automatic transfers made through dollar cost averaging or asset rebalancing), we will charge you $25. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts. We reserve the right to limit the number of transfers you make in any Contract Year.
Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.
Premium Payments
Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card, courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.
Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center in good order unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.
Surrenders and Withdrawals
If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable Surrender Charge or tax withholdings. Partial surrenders must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $10,000. Under certain circumstances the Contract Owner may make surrenders after the Annuity Date.
On or before the Annuity Date while the Annuitant is living, you may surrender your Contract for its Cash Surrender Value or you may request a partial surrender or systematic partial surrender. Your request will not be processed until we receive it at our Service Center in good order. If we receive your surrender request in good order before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation.
Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.
The Cash Surrender Value of your Contract will be equal to the Accumulated Value of your Contract decreased by any Surrender Charge. See Charges — Surrender Charge.

When you request a partial surrender, you specify the amount that you want to receive as a result of the surrender. The partial surrender may be any amount which: (1) is at least $200 (except when used to pay premiums on a Thrivent Contract); (2) does not exceed the Accumulated Value; and (3) does not reduce the remaining Accumulated Value in the Contract to less than $10,000.
If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $10,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $10,000 or whether instead you would like to make a full surrender of your Contract.
If there is no Surrender Charge, or tax withholding associated with the surrender, the amount surrendered will be the amount that you request to receive. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the Surrender Charge, and any tax withholding.
When you request a partial surrender, we will allocate the partial surrender among the Subaccounts and the Fixed Account according to the ratio for the Contract of the Accumulated Value in each Subaccount, and the Fixed Account to the Accumulated Value of the Contract. Amounts surrendered from a Subaccount will be done by reducing Accumulation Units of that Subaccount.
If you elect to have the investment advisor fee paid from the Contract, the surrender will count toward the 10% free surrender amount, and may cause you to incur a Surrender Charge, if you exceed the 10% free amount in that Contract Year. Surrenders to pay the investment advisor fee will decrease the Standard Death Benefit and the optional death benefit (if elected) by the same proportion as the Accumulated Value was decreased by the amount taken. This means the reduction in benefit could be substantially more than the amount of the surrender. Also See Benefits Available Under the Contract. Considering the potentially significant effect on your Contract benefits, you should discuss with your financial advisor or professional if the investment advisor fee should be taken from the Contract, or if it should be paid from other assets.
After the Annuity Date, your Contract does not have an Accumulated Value that can be surrendered. However, surrender may be allowed under certain settlement options. See Annuity Period—Settlement Options.
You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a financial advisor or professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:
♦	Surrender of a value of $100,000 or more;
♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and
♦	Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial advisor or professional requires the verification and witness of your signature by a Thrivent financial advisor or professional.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes.

For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.
Free Look Period
After you receive your Contract, you have a “free look” period of 10 calendar days (some states require a longer free look period, which will be indicated in your Contract) to decide if you want to keep it. If you decide to cancel the Contract within the free look period, you may do so by returning the Contract and providing Notice of cancellation to our Service Center or a financial advisor or professional. Once we receive the Contract and notice of cancellation, we will cancel the Contract and refund to you an amount equal to the Accumulated Value plus any expenses we’ve taken. The value may be more or less than your premium payment depending upon the investment performance. This means you bear the risk of any decline in your value until we receive your Contract and notice of cancellation. However, in certain states we must return your premium payment, if greater.
In addition to the “free look” period described, if your Contract is an IRA and you revoke it within 7 days after initially receiving the IRA disclosure, we will refund all premiums that you have paid regardless of the state in which the Contract was issued. If the value is higher, you have the right to receive the value in lieu of the initial premium payment. If you receive the higher value, we will issue you a tax form for the earnings.
Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone and online instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

Postponement of Payments
We may delay payment of any surrender, death proceeds or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
Loans
Loans are not permitted under the Contract.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Deferral During Accumulation Period
In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the contract owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Partial and Full Surrenders
In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.
Based on the guidance provided by the Internal Revenue Service in a series of Private Letter Rulings, we will not treat a distribution from the Contract for the payment of investment advisor fees, as a taxable distribution as long as the following requirements are met:
♦	The Contract is a fee based advisor product;
♦	A written contract exists between the Contract Owner and the investment advisor;

♦	The fees are paid solely from the Contract to the investment advisor.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.
There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.
Tax Treatment of Death Benefit
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.
After the Annuity Date, death proceeds are taxable and generally are included in the income of the recipient as follows:
♦	If payments from a life income with a guaranteed payment period are continued, they are taxed only after the remaining investment in the Contract has been recovered.
♦	Other payments are taxed as annuity income payments.
♦	If distributed in a lump sum, they are taxed in the same manner as a full surrender.
Assignments, Pledges, and Gratuitous Transfers
Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Contract Owner’s Spouse (or a former Spouse incident to divorce), the Contract Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.
Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1⁄2; (2) attributable to the Contract Owner becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 591⁄2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more contracts from us (or an affiliate) during any calendar year, all such contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. See Aggregation of Contracts. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.
Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/AdvisorFlex or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Distribution of the Contracts
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor or professional in this transaction may be a duly licensed registered representative and investment advisory representative of Thrivent Investment Management Inc. as well as an appointed insurance producer of Thrivent, or may be an investment advisory representative of another Thrivent entity.
Thrivent Investment Management Inc.’s financial advisors and professionals predominately sell insurance and annuity products of Thrivent. Sales of the Contracts provide revenue to Thrivent and our affiliates. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a Contract issued by Thrivent instead of a contract issued by another company. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical Community needs.
Thrivent Investment Management Inc., other Thrivent entities, or their financial advisors or professionals, may charge you an investment advisor or similar fee under an agreement you have with them independent of Thrivent.
The investment advisor fee rate may be negotiable under certain circumstances. Circumstances in which the investment advisor fee may be negotiable can include the amount of assets, complexity of your financial situation, anticipated and actual level of services, among other factors. This investment advisor fee is in addition to the Contract and Portfolio charges described in the Fee and Expense Tables section. There may be tax and Contract implications, including adverse effects on Contract benefits, if you have such fees withdrawn from the Contract.
No insurance commissions are paid to Thrivent Investment Management Inc., other Thrivent entities, or their financial advisors or professionals in connection with the sale of AdvisorFlex Variable Annuity contracts. However, Thrivent Investment Management Inc., other Thrivent entities, or their financial advisors or professionals may receive compensation through the charging of investment advisor fees.
In addition, compensation varies by product type. As a result, your financial advisor professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
Thrivent receives additional compensation, sometimes referred to as “revenue sharing,” from certain external variable investment trusts that are available investment options within this product. This compensation is in connection with services that Thrivent provides, including promoting and administering the contracts. This compensation is a factor in determining whether a Fund Facilitation Fee applies to a specific portfolio and the amount of that fee. The Fund Facilitation Fee helps provide us with the amount of revenue we require to meet our expenses and/or revenue targets.

How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
New Applications:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8061
Transfers, Surrenders, or Partial Surrenders:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions,
Please contact 1-800-847-4836

Special Terms
Accumulated Value	The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account.
Age	The Annuitant’s Issue Age increased by one on each Contract Anniversary.
Annuitant	The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.
Annuity Date	A date when annuity income payments begin.
Cash Surrender Value	The Cash Surrender Value on any day is the greater of the Accumulated Value minus any Surrender Charge or the minimum amount required by law.
Contract	The flexible premium deferred variable annuity contract offered by Thrivent Financial and described in this Prospectus.
Contract Anniversary	The same date in each succeeding year as the Date of Issue.
Contract Owner	The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application or the Contract is assigned to another person.
Contract Year	The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.
Date of Issue	The date on which the application is signed.
Fixed Account	An investment allocation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount. For the current interest rate, please call our Service Center at 1-800-847-4836.
General Account	The General Account is the general account of Thrivent Financial, which consists of all assets of Thrivent Financial other than those allocated to a Separate Account. Insurance benefits are paid from the General Account and are subject to Thrivent Financial’s claims-paying ability.
Issue Age	The age of the Annuitant on his or her birthday nearest the Date of Issue.
Medallion Signature Guarantee	A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the Medallion Signature Guarantee Program provides that service.
Maximum Anniversary Death Benefit (MADB) Rider	This is an optional benefit that may be selected at the time of application for an additional fee. It can provide you with an increased death benefit based on the Accumulated Value on a Contract Anniversary.
Notice	A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Portfolio	A mutual fund in which a Subaccount invests. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Qualified Plan	A retirement plan that receives favorable tax treatment under Section 408, 408A or similar provisions of the Internal Revenue Code.
Service Center	Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Settlement Option	You may elect to have annuity payments paid to you under a settlement agreement with Thrivent. Please see Annuity Provisions – Settlement Options for the types of payments offered under the Contract.

Spouse	An individual lawfully married to another individual as defined by federal tax law. The marriage must be recognized by the state, possession, or territory of the United States in which the marriage is entered into, regardless of domicile. Individuals who enter into a marriage under the laws of a foreign jurisdiction are recognized as married for federal tax law purposes if the relationship would be recognized as marriage under the laws of at least one state, possession, or territory of the United States, regardless of domicile.
Subaccount	A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Surrender Charge	A charge that applies to withdrawals that have not met the waiting period. Each premium payment has its own 3-year Surrender Charge period.
Valuation Day	Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period	The period of time from the determination of Accumulation Values on a Valuation Day to the determination of those values on the next Valuation Day.
Variable Account	Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent Financial.

Appendix : Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to the Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/AdvisorFlex. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses (including fund facilitation fees) that your Contract may charge. The current fund facilitation fee and current expenses plus the fund facilitation fee are shown in separate columns. Performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/vasubaccounts/VAPDailyAndPerformance.jsp
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.64%	N/A	0.64%	12.44%	8.83%	8.66%
Allocation – 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.48%	N/A	0.48%	6.87%	6.79%	7.04%
Corporate Bond	MFS® Variable Insurance Trust II Corporate Bond Portfolio Initial Class	0.63% [2]	0.10%	0.73%	-1.40%	5.22%	4.84%
	Thrivent Income Portfolio	0.43%	N/A	0.43%	-0.46%	5.57%	5.04%
Diversified Emerging Markets	Fidelity® VIP Emerging Markets Portfolio Initial Class	0.91%	0.20%	1.11%	-2.17%	14.98%	8.44%
	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [2]	N/A	1.20%	-4.73%	9.61%	5.69%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond Portfolio – Institutional Class	0.87%	0.35%	1.22%	-2.42%	4.70%	N/A [3]
Foreign Large Blend	John Hancock International Equity Index Trust Portfolio Series 1	0.39% [2]	0.10%	0.49%	7.59%	9.58%	7.16%
	Principal Diversified International Portfolio	0.90%	0.35%	1.25%	9.75%	10.73%	8.49%
	Thrivent International Allocation Portfolio (Subadvisor for international small-cap equity assets: Goldman Sachs Asset Management, L.P.)	0.72%	N/A	0.72%	14.46%	8.48%	7.24%
	Thrivent International Index Portfolio	0.45%	N/A	0.45%	10.86%	N/A [4]	N/A [4]

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
Foreign Large Growth	American Funds IS® International Portfolio Class 1	0.54%	0.35%	0.89%	-1.23%	9.91%	8.40%
	Fidelity® VIP International Capital Appreciation Portfolio Initial Class	0.82%	0.20%	1.02%	12.39%	16.86%	13.16%
	MFS® Variable Insurance Trust II International Intrinsic Value Portfolio Initial Class	0.89% [2]	0.10%	0.99%	10.55%	14.07%	12.43%
	Vanguard® VIF International Portfolio	0.38%	0.35%	0.73%	-1.54%	20.47%	13.57%
Foreign Small/Mid Blend	DFA VA International Small Portfolio Institutional Class	0.40%	0.35%	0.75%	14.56%	10.12%	10.04%
Global Real Estate	MFS® Variable Insurance Trust III – Global Real Estate Portfolio – Initial Class	0.92% [2]	0.10%	1.02%	30.12%	12.99%	12.19%
Health	Thrivent Partner Healthcare Portfolio (Subadvisor: BlackRock Investment Management, LLC)	0.84% [2]	N/A	0.84%	12.77%	16.88%	14.18%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	N/A	0.44%	4.40%	4.97%	5.90%
Inflation- Protected Bond	PIMCO VIT Real Return Portfolio – Institutional Class	0.52%	0.35%	0.87%	5.74%	5.49%	3.21%
Intermediate Core Bond	John Hancock Core Bond Trust Portfolio – Series I	0.66% [2]	0.10%	0.76%	-1.96%	3.47%	3.04%
Intermediate Core-Plus Bond	BlackRock Total Return V.I. Portfolio Class I	0.47% [2]	0.35%	0.82%	-1.42%	3.92%	3.61%
	Vanguard® VIF Total Bond Market Index Portfolio	0.14%	0.10%	0.24%	-1.72%	3.50%	2.77%
Intermediate Government	Principal Government & High-Quality Bond Portfolio	0.51%	0.35%	0.86%	-1.32%	2.13%	2.11%
Large Blend	American Funds IS® Growth-Income Portfolio Class 1	0.29%	0.35%	0.64%	24.42%	16.68%	15.70%
	MFS® Variable Insurance Trust II Blended Research® Core Equity Portfolio - Initial Class	0.44% [2]	0.10%	0.54%	29.53%	16.54%	15.37%
	Thrivent ESG Index Portfolio	0.42% [2]	N/A	0.42%	30.78%	N/A [4]	N/A [4]
	Thrivent Large Cap Index Portfolio	0.23%	N/A	0.23%	28.41%	18.18%	16.20%
	Vanguard® VIF Capital Growth Portfolio	0.34%	0.35%	0.69%	21.54%	18.12%	17.35%
	Vanguard® VIF Total Stock Market Index Portfolio	0.13%	0.10%	0.23%	25.64%	17.79%	16.13%
Large Growth	Thrivent All Cap Portfolio	0.65%	N/A	0.65%	24.11%	16.63%	14.85%
	Thrivent Large Cap Growth Portfolio	0.43%	N/A	0.43%	22.97%	25.36%	19.76%
48

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
Large Value	Fidelity® VIP Value Portfolio Service Initial Class	0.64%	0.20%	0.84%	30.07%	12.72%	13.70%
	MFS® Variable Insurance Trust Value Series Portfolio – Initial Class	0.70% [2]	0.10%	0.80%	25.45%	12.25%	13.42%
	Thrivent Large Cap Value Portfolio	0.63%	N/A	0.63%	32.05%	13.00%	13.44%
Long Government	PIMCO VIT Long-Term U.S. Government Portfolio Institutional Class	0.505%	0.35%	0.855%	-4.64%	6.30%	4.35%
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.24%	N/A	0.24%	24.47%	12.82%	13.85%
	Thrivent Mid Cap Stock Portfolio	0.65%	N/A	0.65%	28.81%	15.94%	16.68%
Mid-Cap Growth	Janus Henderson Enterprise Portfolio – Institutional Shares	0.71%	0.20%	0.91%	16.83%	19.13%	17.23%
	Thrivent Mid Cap Growth Portfolio	0.85% [2]	N/A	0.85%	11.80%	N/A [4]	N/A [4]
Mid-Cap Value	MFS® Variable Insurance Trust III – Mid Cap Value Portfolio– Initial Class	0.79% [2]	0.10%	0.89%	30.99%	12.42%	13.59%
	Thrivent Mid Cap Value Portfolio	0.90% [2]	N/A	0.90%	30.88%	N/A [4]	N/A [4]
Money Market - Taxable	Thrivent Money Market Portfolio	0.32%	N/A	0.32%	0.00%	0.82%	0.41%
Multisector Bond	Thrivent Multidimensional Income Portfolio	1.07% [2]	N/A	1.07%	5.77%	N/A [5]	N/A [5]
	Thrivent Opportunity Income Plus Portfolio	0.63%	N/A	0.63%	1.80%	3.61%	3.23%
	John Hancock Strategic Income Opportunities Trust Series I	0.75% [2]	0.10%	0.85%	0.90%	4.03%	4.79%
Real Estate	Thrivent Real Estate Securities Portfolio	0.84%	N/A	0.84%	42.11%	11.54%	11.60%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	N/A	0.44%	0.27%	2.52%	2.26%
	Vanguard® VIF Short-Term Investment-Grade Portfolio	0.14%	0.35%	0.49%	-0.45%	2.74%	2.48%
Small Blend	Principal SmallCap Portfolio Class 1	0.82%	0.35%	1.17%	20.12%	13.47%	14.65%
	Thrivent Small Cap Index Portfolio	0.24%	N/A	0.24%	26.50%	12.21%	14.21%
	Thrivent Small Cap Stock Portfolio	0.70%	N/A	0.70%	24.77%	16.34%	15.01%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94% [2]	N/A	0.94%	11.94%	N/A [6]	N/A [6]
	Vanguard® VIF Small Company Growth Portfolio[7]	0.30%	0.35%	0.65%	14.22%	15.59%	14.89%
49

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	CURRENT FUND FACILITATION FEE[1]	CURRENT EXPENSES PLUS FUND FACILITATION FEE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
					1 YEAR	5 YEAR	10 YEAR
Small Value	DFA VA U.S. Targeted Value Portfolio Institutional Class	0.29%	0.35%	0.64%	39.68%	10.45%	13.60%
Technology	MFS® Variable Insurance Trust II – Technology Portfolio – Initial Class	0.87% [2]	0.10%	0.97%	13.68%	26.30%	20.83%
World Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Institutional Class	0.77%	0.35%	1.12%	-4.01%	3.27%	1.69%
	Templeton Global Bond VIP Portfolio Class 1	0.51% [1]	0.20%	0.71%	-4.62%	-0.68%	1.39%
World Large- Stock Blend	Thrivent Global Stock Portfolio	0.62%	N/A	0.62%	20.71%	13.69%	12.46%
	Thrivent Low Volatility Equity Portfolio	0.90% [2]	N/A	0.90%	18.65%	N/A [5]	N/A [5]
World Large- Stock Growth	American Funds IS® Global Growth Portfolio Class 1	0.42% [2]	0.35%	0.77%	16.72%	20.00%	15.95%
1The maximum Fund Facilitation Fee is 0.40%
2Current expenses reflect temporary fee reductions.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation of 4/30/2012 and does not have annual returns for the period shown.
4 The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
5 The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 4/28/2017 and does not have annual returns for the period shown.
6 The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 4/27/2018 and does not have annual returns for the period shown.
7 Contracts with premium allocated to this portfolio as of April 29, 2020 may continue to add premium, as long as you do not transfer all of the Accumulated Value out of this portfolio. New contracts issued on or after April 30, 2020 may not invest in this portfolio.
50

The Statement of Additional Information (SAI) dated April 30, 2022 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/AdvisorFlex. For a paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Form #ICC16-WR-FPVA and state variations
EDGAR Contract No.C000211448	32094PR R4-22

Thrivent Variable Annuity Account I
Statement of Additional Information
Dated April 30, 2022
For
Flexible Premium Deferred Variable Annuity Contract
Issued by
Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Thrivent AdvisorFlex Variable AnnuityTM Prospectus dated April 30, 2022 (the “Prospectus”) for Thrivent Variable Annuity Account I (the “Variable Account”), describing an individual flexible premium deferred variable annuity contract (the “Contract”) currently offered by Thrivent Financial for Lutherans (“Thrivent”) to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/Thrivent/AdvisorFlex.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available October 31, 2002. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PURCHASE OF SECURITIES BEING OFFERED
You purchase a Contract by submitting an application to us through one of our financial professionals who is also a registered representative of Thrivent Investment Management Inc. Contracts are offered to members and people eligible for membership. This prospectus contains all material provisions of the Contract and any variations are pursuant to state law. In your application you select the features of your Contract, including:
•	The amount of your initial premium must be at least $100,000.
•	How you want your premiums allocated among the Subaccount(s), and/or the Fixed Account. We reserve the right to limit the number of allocations to subaccounts.
•	Whether you want an optional death benefit rider.
•	The beneficiary or beneficiaries you want to receive the benefit payable upon the death of the Annuitant.
•	Premium amounts of $1 million or greater will require prior approval, and we reserve the right to limit the total amount of all premiums paid on the Contract to $1 million. We reserve the right to decline future applications if the premium on a Contract Owner’s and/or Annuitant’s Contract is $1 million or greater. We reserve the right to decline applications that do not meet issue and suitability guidelines.
UNDERWRITERS
Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Principal Underwriting Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Management Inc. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.
For AdvisorFlex Variable Annuity Contracts, Thrivent does not pay commissions to the financial professionals because the financial professionals receive compensation in the form of the investment advisor fees paid by the Contract Owners.
The offering of the Contracts is continuous.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management retained $0.
2021	2020	2019
$93,337,333	$67,608,045	$65,441,160
3

ANNUITY PAYMENTS
When a fixed settlement option is issued, the payment amount is the agreement amount divided by the annuity payment rate.  The annuity payment rate for life incomes is determined using 2.5% and the Annuity 2000 Mortality Table.  For non-life contingent fixed settlement options, the payment rate is determined using 1.5%  The payment for fixed settlement options does not change.  Thrivent may offer a higher payment amount at issue of a settlement option.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT,
4

SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
For portfolios other than Thrivent’s, please see that external portfolio’s prospectus for index information.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
5

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements of Thrivent Financial for Lutherans as of December 31, 2021 and December 31, 2020 and for each of the three years in the period ended December 31, 2021 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2021 and for the period then ended and the statement of changes in net assets for the for the period ended December 31, 2020 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
6

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, surplus and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 13 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/PricewaterhouseCoopers LLP
Minneapolis, MN
February 10, 2022

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2021 and 2020
(in millions)
	2021	2020
Admitted Assets
Bonds	$ 48,723	$ 48,054
Stocks	2,271	2,156
Mortgage loans	10,272	9,645
Real estate	45	49
Real estate held-for-sale	5	125
Cash, cash equivalents and short-term investments	2,295	3,461
Contract loans	1,064	1,120
Receivables for securities	310	250
Limited partnerships	7,693	5,602
Other invested assets	314	362
Total cash and invested assets	72,992	70,824
Accrued investment income	418	437
Due premiums and considerations	118	121
Other assets	61	49
Assets held in separate accounts	41,953	37,894
Total Admitted Assets	$115,542	$109,325
Liabilities
Aggregate reserves for life, annuity and health contracts	$ 50,041	$ 49,813
Deposit liabilities	4,519	4,195
Contract claims	572	594
Member dividends payable	293	288
Interest maintenance reserve	629	540
Asset valuation reserve	2,384	1,971
Transfers due from separate accounts, net	(637)	(577)
Payable for securities	1,119	2,843
Securities lending obligation	337	265
Other liabilities	735	900
Liabilities related to separate accounts	41,855	37,794
Total Liabilities	$101,847	$ 98,626
Surplus
Unassigned funds	$ 13,695	$ 10,698
Other surplus	—	1
Total Surplus	$ 13,695	$ 10,699
Total Liabilities and Surplus	$115,542	$109,325
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2021, 2020 and 2019
(in millions)
	2021	2020	2019
Revenues
Premiums	$ 5,182	$4,630	$4,967
Considerations for supplementary contracts with life contingencies	94	107	170
Net investment income	4,098	2,951	3,050
Separate account fees	832	718	706
Amortization of interest maintenance reserve	103	95	105
Other revenues	37	35	35
Total Revenues	$10,346	$8,536	$9,033
Benefits and Expenses
Death benefits	$ 1,373	$1,334	$1,123
Surrender benefits	3,650	3,138	3,263
Change in reserves	228	826	975
Other benefits	1,989	1,938	1,931
Total benefits	7,240	7,236	7,292
Commissions	305	261	264
General insurance expenses	821	685	764
Fraternal benefits and expenses	236	233	200
Transfers to separate accounts, net	(812)	(861)	(782)
Total expenses and net transfers	550	318	446
Total Benefits and Expenses	$ 7,790	$7,554	$7,738
Gain from Operations before Dividends and Capital Gains and Losses	$ 2,556	$ 982	$1,295
Dividends	292	286	329
Other	—	(1)	—
Gain from Operations before Capital Gains and Losses	$ 2,264	$ 697	$ 966
Realized capital gains (losses), net	298	(40)	24
Net Income	$ 2,562	$ 657	$ 990
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2021, 2020 and 2019
(in millions)
	2021	2020	2019
Surplus, Beginning of Year	$10,699	$10,065	$ 9,130
Net income	2,562	657	990
Change in unrealized investment gains and losses	722	134	423
Change in non-admitted assets	(25)	(97)	(20)
Change in asset valuation reserve	(413)	(135)	(449)
Change in reserve valuation reserve	—	42	—
Change in surplus of separate account	(2)	26	33
Corporate home office building sale	—	(22)	(19)
Pension liability adjustment	152	29	(19)
Other	—	—	(4)
Surplus, End of Year	$13,695	$10,699	$10,065
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2021, 2020 and 2019
(in millions)
	2021	2020	2019
Cash from Operations
Premiums	$ 5,269	$ 4,730	$ 5,133
Net investment income	2,536	2,583	2,526
Other revenues	869	753	741
	8,674	8,066	8,400
Benefit and loss-related payments	(7,047)	(6,091)	(6,149)
Transfers to/from separate account, net	752	798	756
Commissions and expenses	(1,355)	(1,139)	(1,172)
Dividends	(286)	(329)	(324)
Other	(9)	(7)	4
Net Cash from Operations	$ 729	$ 1,298	$ 1,515
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$ 12,421	$ 10,274	$ 10,721
Stocks	1,404	1,943	1,427
Mortgage loans	1,038	764	822
Other	2,291	3,154	1,543
	17,154	16,135	14,513
Cost of investments acquired or originated:
Bonds	(14,827)	(9,956)	(11,201)
Stocks	(1,062)	(1,350)	(1,323)
Mortgage loans	(1,664)	(911)	(1,329)
Other	(1,995)	(1,628)	(1,494)
	(19,548)	(13,845)	(15,347)
Transactions under mortgage dollar roll program, net	1,758	(1,871)	(468)
Change in net amounts due to/from broker	(1,784)	(140)	(25)
Change in collateral held for securities lending	72	(214)	228
Change in contract loans	56	44	8
Net Cash from Investments	$ (2,292)	$ 109	$ (1,091)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$ 325	$ 146	$ 115
Other	72	(146)	44
Net Cash from Financing and Miscellaneous Sources	$ 397	$ —	$ 159
Net Change in Cash, Cash Equivalents and Short-Term Investments	$ (1,166)	$ 1,407	$ 583
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$ 3,461	$ 2,054	$ 1,471
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 2,295	$ 3,461	$ 2,054
Supplemental Information:
Non-cash investing activities not included above
Mortgage Loans	$ 141	$ 161	$ 114
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
As of and For the Year Ended December 31, 2021
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
The COVID-19 pandemic developed rapidly in 2020 and measures taken by various governments to contain the virus have affected economic activity. Thrivent has taken measures to monitor and mitigate the effects of COVID-19. As of December 31, 2021, the impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of COVID-19.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the SVO-Identified Funds list are stated using the fair value measurement method.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $834 million and $2.6 billion in the mortgage dollar roll program as of December 31, 2021 and 2020, respectively.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Stocks: Preferred stocks are carried at market value or amortized cost depending on the preferred stock’s convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Preferred stock that is perpetual or redeemable, has conversion data, is a mandatory convertible or does not have a mandatory conversion date is reported at fair market value. Preferred stock that is redeemable and has a mandatory conversion date is reported at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in affiliated mutual funds are carried at net asset value (“NAV”).
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other Invested Assets: Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, limited partnerships and other invested assets are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s security portfolios are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to maturity are transferred to the interest maintenance reserve.
Interest Maintenance Reserve: Thrivent is required by the NAIC to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued in 2020 and later are calculated using the Principles-Based Reserve (PBR) approach described in VM-20.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care (“LTC”) and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal character. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded.
New Accounting Guidance
In 2021, Thrivent adopted modifications to SSAP No. 32R (Preferred Stock). The key revisions include adding preferred stock definitions and adopting GAAP guidance for classifying preferred stock as redeemable or perpetual and revising the measurement guidance to provide consistent measurement based on the type of preferred stock held and the terms of the preferred stock. Additional disclosure was added in Note 1, Note 2 and Note 8. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
In 2021, Thrivent adopted modifications to SSAP No. 26R (Bonds). The revisions clarify that perpetual bonds with an effective call option are recorded at amortized cost using the yield-to-worst concept with all other perpetual bonds recorded at fair value. Additional disclosure was added to Note 1. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions). The guidance requires explanation for significant gains and losses related to changes in the benefit obligation for the period. Additional disclosure was added to Note 9. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted modifications to SSAP Nos. 15 (Debt and Holding Company Obligations), 22R (Leases) and 86 (Derivatives). These revisions apply only to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (LIBOR) to be discontinued due to reference rate reform. The guidance is effective through December 31, 2022. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted modifications to SSAP No. 36 (Troubled Debt Restructuring). This guidance clarifies a mortgage loan or bank loan modification due COVID-19 will not automatically be categorized as a troubled debt restructuring (TDR). This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted changes to SSAP No. 26R (Bonds) which clarified the existing guidance that all prepayment penalty and acceleration fees be used for called and tendered bonds. This guidance was early adopted beginning January 1, 2020 and additional disclosure was added to Note 2.
In 2020, Thrivent began following the prescribed life product valuation standard VM-20 for newly issued business. Life product reserves issued on or after January 1, 2020, are now set to be the greatest of a formulaic floor and two model-based calculations. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent switched from using the Actuarial Guideline 43 (AG43) approach for calculating variable annuity reserves to the prescribed variable annuity valuation standard VM-21 requiring variable annuity reserves to be determined by stochastic modeling across numerous interest rate and equity return scenarios. The impact as of January 1, 2020 was a reduction in variable annuity reserves of $42 million and has been recorded as a direct adjustment to surplus as a change in reserve valuation basis.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 10, 2022, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2021
U.S. government and agency securities	$ 2,551	$ 145	$ 3	$ 2,693
U.S. state and political subdivision securities	98	51	—	149
Securities issued by foreign governments	83	4	—	87
Corporate debt securities	37,185	3,970	127	41,028
Residential mortgage-backed securities	4,976	104	15	5,065
Commercial mortgage-backed securities	2,105	67	6	2,166
Collateralized debt obligations	2	9	—	11
Other debt obligations	940	12	4	948
Affiliated Bonds	783	—	—	783
Total bonds	$48,723	$4,362	$155	$52,930
December 31, 2020
U.S. government and agency securities	$ 2,264	$ 235	$—	$ 2,499
U.S. state and political subdivision securities	98	57	—	155
Securities issued by foreign governments	80	8	—	88
Corporate debt securities	35,203	5,543	37	40,709
Residential mortgage-backed securities	6,921	221	5	7,137
Commercial mortgage-backed securities	2,104	147	1	2,250
Collateralized debt obligations	3	11	—	14
Other debt obligations	707	21	2	726
Affiliated Bonds	674	—	1	673
Total bonds	$48,054	$6,243	$ 46	$54,251
The admitted value of corporate debt securities issued in foreign currencies was $678 million and $694 million as of December 31, 2021 and 2020, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
	Admitted Value	Fair Value
December 31, 2021
Due in 1 year or less	$ 4,591	$ 4,624
Due after 1 year through 5 years	11,077	11,742
Due after 5 years through 10 years	14,489	15,396
Due after 10 years through 20 years	7,990	9,541
Due after 20 years	12,695	13,746
Total	$50,842	$55,049
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2021
U.S. government and agency securities	11	$ 994	$ 2	—	$—	$—
Corporate debt securities	461	3,730	109	45	417	19
Residential mortgage-backed securities	43	1,957	13	9	21	2
Commercial mortgage-backed securities	24	217	4	5	41	2
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	107	578	5	1	13	—
Total bonds	646	$7,476	$133	60	$492	$ 23
December 31, 2020
U.S. government and agency securities	1	$ 75	$—	—	$—	$—
Corporate debt securities	123	894	22	24	204	15
Residential mortgage-backed securities	5	18	—	11	28	5
Commercial mortgage-backed securities	13	78	1	—	—	—
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	10	100	1	1	4	1
Affiliated bonds	1	674	1	—	—	—
Total bonds	153	$1,839	$ 25	36	$236	$ 21
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2021	2020
Unaffiliated Preferred Stocks:
Cost	$ 476	$ 348
Gross unrealized gains	79	50
Gross unrealized losses	(7)	(3)
Fair value	$ 548	$ 395
Statement value	546	348
Unaffiliated Common Stocks:
Cost	$ 922	$ 987
Gross unrealized gains	451	364
Gross unrealized losses	(14)	(22)
Fair value/statement value	$1,359	$1,329
Affiliated Common Stocks:
Cost	$ 126	$ 99
Gross unrealized gains	31	50
Gross unrealized losses	(38)	(10)
Fair value/statement value	$ 119	$ 139
Affiliated Mutual Funds:
Cost	$ 217	$ 305
Gross unrealized gains	30	35
Gross unrealized losses	—	—
Fair value/statement value	$ 247	$ 340
Total statement value	$2,271	$2,156
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10.3 billion and $9.6 billion for the years ended December 31, 2021 and 2020. There was no allowance for credit losses as of December 31, 2021 or 2020.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2021	2020
In good standing	$10,238	$9,614
Restructured loans, in good standing	34	31
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$10,272	$9,645

	2021	2020
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.8%	0.9%
Total principal	$101	$ 81
Number of loans	80	81
Interest Rates for Loans Issued During the Year:
Maximum	4.8%	6.5%
Minimum	2.0%	2.2%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	67%	71%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2021	2020
Current	$10,272	$9,644
30 – 59 days past due	—	1
60 – 89 days past due	—	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$10,272	$9,645
180+ Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—
90 - 179 Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2021	2020
Geographic Region:
Pacific	32%	32%
South Atlantic	19	19
East North Central	7	8
West North Central	11	12
Mountain	8	9
Mid-Atlantic	9	9
West South Central	9	7
Other	5	4
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2021	2020
Property Type:
Industrial	23%	23%
Retail	19	21
Office	15	16
Church	9	10
Apartments	27	23
Other	7	7
Total	100%	100%
Impaired loans
A loan is determined to be impaired when considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For both years ended December 31, 2021 and 2020, Thrivent held impaired loans with a carrying value of $22 million and an unpaid principal balance of $22 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was less than $1 million, $8 million and less than $1 million for the years ended December 31, 2021, 2020 and 2019, respectively. The average recorded investment in impaired mortgage loans was $7 million for both years

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
ended December 31, 2021 and 2020. Interest income recognized on impaired mortgage loans was $1 million for the year ended December 31, 2021 and less than $1 million for the years ended December 31, 2020 and 2019.
In certain circumstances, Thrivent may restructure the terms of a loan to maximize the collection of amounts due. During the years ended December 31, 2021 and 2020, Thrivent did not restructure any loans under these circumstances.
As of both December 31, 2021 and 2020, Thrivent held 3 mortgage loans totaling $22 million and $22 million, respectively, where loan modifications had occurred. During the years ended December 31, 2021 and 2020, there were no modified mortgage loans with a payment default.
During the years ended December 31, 2021 and 2020, no mortgage loans were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2021	2020
Home office properties	$139	$141
Held-for-sale	5	125
Total before accumulated depreciation	144	266
Accumulated depreciation	(94)	(92)
Total real estate	$ 50	$174
In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property. A $48 million gain on the sale of the property was deferred and reported in other surplus funds. The gain was amortized over the remaining life of the lease and was fully recognized as of December 31, 2020.
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020 for a cash payment of $128 million. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. An $11 million gain on the sale of the property was recognized in 2021.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2021
Assets:
Call spread options	$ 118	$ 849	$ 197
Futures	—	434	(20)
Foreign currency swaps	35	550	10
Interest rate swaps	—	—	(1)
Covered written call options	—	—	—
Total assets	$ 153	$1,833	$ 186
Liabilities:
Call spread options	$ (91)	$ 885	$(187)
Futures	—	258	—
Foreign currency swaps	(9)	126	1
Covered written call options	(2)	—	10
Total liabilities	$(102)	$1,269	$(176)
As of and for the year ended December 31, 2020
Assets:
Call spread options	$ 163	$ 782	$ 33
Futures	—	282	(200)
Foreign currency swaps	21	311	6
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 184	$1,375	$(160)
Liabilities:
Call spread options	$(136)	$ 815	$ (27)
Foreign currency swaps	(27)	349	4
Covered written call options	(2)	—	7
Total liabilities	$(165)	$1,164	$ (16)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2021, 2020 and 2019, $16 million, $9 million and $8 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2021	2020
Loaned Securities:
Carrying value	$290	$240
Fair value	330	260
Cash Collateral Reinvested:
Open	$156	$ 81
30 days or less	64	131
31 - 60 days	61	—
61 - 90 days	26	—
91 - 120 days	—	5
121 - 180 days	3	5
181 - 365 days	—	36
1 - 2 years	27	3
2 - 3 years	—	—
Greater than 3 years	—	4
Total	$337	$265
Cash collateral liabilities	$337	$265
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2021	2020
Bonds:
Carrying value	$ 36	$ 54
Fair value	36	54
Short-term Investments:
Carrying value	$ 51	$ 9
Fair value	51	9
Cash Equivalents:
Carrying value	$250	$202
Fair value	250	202
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2021, Thrivent sold 449 non-investment grade securities with a book value totaling $6 million where the cost to repurchase within 30 days totaled $10 million. The net gain for securities sold and later repurchased totaled $4 million. At December 31, 2020, Thrivent sold 119 non-investment grade securities with a book value totaling $4 million where the cost to repurchase within 30 days totaled $6 million. The net gain for securities sold and later repurchased totaled $2 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is 3 months to 1 year with a carrying value and fair value of $0 million and $15 million as of December 31, 2021 and 2020, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompany Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2021	Maximum	Ending Balance
Bonds:
1st quarter	$425	$425
2nd quarter	450	50
3rd quarter	50	—
4th quarter	—	—

December 31, 2020	Maximum	Ending Balance
Bonds:
1st quarter	$450	$319
2nd quarter	360	160
3rd quarter	115	—
4th quarter	115	15

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The fair value of the cash collateral under the repo borrowing transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2021	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$425	$425
2nd quarter	450	50
3rd quarter	50	—
4th quarter	—	—

December 31, 2020	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$545	$385
2nd quarter	430	188
3rd quarter	143	143
4th quarter	143	15
Federal Home Loan Bank Agreements
During the fourth quarter of 2021, Thrivent became a member of the Federal Home Loan Bank of Chicago (“FHLB”). This FHLB membership required a purchase of membership stock and gives Thrivent access to low-cost funding. Thrivent’s strategy is to utilize these funds to optimize liquidity or spread investment purposes. Additional FHLB activity-based stock purchases will be required based upon the amount of funds borrowed from the FHLB. Thrivent is required to post acceptable forms of collateral for any borrowings from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity will be limited to the general account.
As of the date hereof, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $4 billion. Thrivent established this limit in accordance with its overall risk management process.
The following tables indicate the amounts of FHLB capital and activity-based stock, collateral pledged, and assets and liabilities related to Thrivent’s agreement with FHLB as of December 31, 2021 and 2020. On January 5, 2022 Thrivent received its first cash advance of $100 million.
The amount of FHLB capital stock held at December 31, 2021 and 2020 (in millions):
	2021	2020
Membership Stock – Class B par value	$ 5	$—
Activity Stock	—	—
Aggregate Total	$ 5	$—
The amount of collateral pledged to FHLB at December 31, 2021 and 2020 (in millions):
	2021			2020
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$659	$617	$—	$—	$—	$—

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2021			2020
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$659	$617	$—	$—	$—	$—
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $1.0 billion and $328 million at December 31, 2021 and 2020, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are less than 1% of total admitted assets. Securities on deposit with state insurance departments were $2 million and $3 million for the years ended December 31, 2021 and 2020, respectively.
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2021	2020	2019
Bonds	$1,792	$1,797	$1,818
Preferred stock	21	19	15
Unaffiliated common stocks	22	27	29
Affiliated common stocks	101	94	60
Mortgage loans	423	439	433
Real estate	13	17	14
Contract loans	78	82	86
Cash, cash equivalents and short-term investments	5	19	52
Limited partnerships	1,680	489	584
Other invested assets	31	32	17
	4,166	3,015	3,108
Investment expenses	(63)	(57)	(53)
Depreciation on real estate	(5)	(7)	(5)
Net investment income	$4,098	$2,951	$3,050
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2021, there were 515 securities with a callable or tender feature sold or redeemed totaling $124 million. During 2020, there were 436 securities with a callable or tender feature sold or redeemed totaling $78 million.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2021	2020	2019
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$ 302	$ 293	$ 209
Gross losses	(122)	(211)	(89)
Stocks:
Gross gains	348	316	174
Gross losses	(18)	(86)	(60)
Futures	(20)	(200)	(90)
Other	5	11	8
Net gains (losses) on sales	495	123	152
Provisions for Losses:
Bonds	(5)	(44)	(15)
Stocks	—	(1)	—
Other	—	14	19
Total provisions for losses	(5)	(31)	4
Realized capital gains (losses)	490	92	156
Transfers to interest maintenance reserve	(192)	(132)	(132)
Realized capital gains (losses), net	$ 298	$ (40)	$ 24
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $11.8 billion, $9.7 billion and $10.1 billion for the years ended December 31, 2021, 2020 and 2019, respectively.
Thrivent recognized other-than-temporary impairments during the year ended December 31, 2021 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions). As shown in table below, no individual impairment recognized exceeded $1 million.
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
12667GGD9	$ 6	$—	$ 6	$ 6
12668BQA4	3	—	3	3
16165TAE3	4	—	4	5
46629QAD8	5	—	5	5
576434V92	4	—	4	4
02660YAX0	2	1	1	1
40431KAD2	4	1	3	3
75971EAE6	3	1	2	2
75971EAJ5	4	1	3	3
Total	$35	$ 4	$31	$32

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2021
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$162	$ —	$ 162	1%
At book value less a surrender charge of 5% or more	1,475	—	—	1,475	2
At fair value	—	—	38,723	38,723	67
Total with market value adjustment or at fair value	1,475	162	38,723	40,360	70
At book value without adjustment	15,436	—	—	15,436	27
Not subject to discretionary withdrawal	1,534	—	60	1,594	3
Total	$18,445	$162	$38,783	$57,390	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 557	$—	$ —	$ 557
December 31, 2020
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$183	$ —	$ 183	1%
At book value less a surrender charge of 5% or more	1,763	—	—	1,763	3
At fair value	—	—	35,097	35,097	65
Total with market value adjustment or at fair value	1,763	183	35,097	37,043	69
At book value without adjustment	15,171	—	—	15,171	28
Not subject to discretionary withdrawal	1,549	—	54	1,603	3
Total	$18,483	$183	$35,151	$53,817	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 485	$—	$ —	$ 485

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities, continued
The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2021
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,037	$—	$—	$4,037	89%
Total with market value adjustment or at fair value	4,037	—	—	4,037	89
At book value without adjustment	418	—	—	418	9
Not subject to discretionary withdrawal	64	—	21	85	2
Total	$4,519	$—	$ 21	$4,540	100%
December 31, 2020
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,767	$—	$—	$3,767	89%
Total with market value adjustment or at fair value	3,767	—	—	3,767	89
At book value without adjustment	365	—	—	365	9
Not subject to discretionary withdrawal	63	—	23	86	2
Total	$4,195	$—	$ 23	$4,218	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2021	2020
Aggregate reserves for life, annuity and health contracts	$18,445	$18,483
Deposit liabilities	4,519	4,195
Liabilities related to separate accounts	38,966	35,357
Total	$61,930	$58,035

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities, continued
The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2021
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,368	$10,355	$10,386	$ —	$ —	$ —
Universal life with secondary guarantees	1,347	1,211	1,464	1,250	1,136	1,153
Other permanent cash value life insurance	—	11,881	12,767	—	—	—
Variable universal life	42	42	55	1,097	1,094	1,100
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,039	XXX	XXX	—
Accidental death benefits	XXX	XXX	15	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	107	XXX	XXX	—
Disability – disable lives	XXX	XXX	360	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,757	$23,489	$26,195	$2,347	$2,230	$2,253
Reinsurance ceded	478	591	847	—	—	—
Total	$11,279	$22,898	$25,348	$2,347	$2,230	$2,253
December 31, 2020
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,385	$10,372	$10,407	$ —	$ —	$ —
Universal life with secondary guarantees	1,254	1,116	1,350	984	890	910
Other permanent cash value life insurance	—	11,606	12,432	—	—	—
Variable universal life	43	43	56	937	935	950
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,029	XXX	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	116	XXX	XXX	—
Disability – disable lives	XXX	XXX	370	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,682	$23,137	$25,778	$1,921	$1,825	$1,860
Reinsurance ceded	653	697	846	—	—	—
Total	$11,029	$22,440	$24,932	$1,921	$1,825	$1,860

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities, continued
Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was $0 million and $230 million as of December 31, 2021 and 2020, respectively. During 2021, Thrivent updated the claim incidence and claim termination assumptions for the closed block and updated net earned rate assumption to now include a 10% equity allocation to the asset portfolio for both the closed and new business blocks. These updated assumptions, along with a decrease in the number of long-term care insurance policies in force, were the primary drivers of the $230 million decrease in PDR for the year ended December 31, 2021.
Thrivent has insurance in force as of December 31, 2021 and 2020, totaling $8.5 billion and $10.7 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2021 and 2020, totaled $30 million and $38 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2021
Ordinary new business	$12	$ 1
Ordinary renewal	64	103
Total	$76	$104
December 31, 2020
Ordinary new business	$12	$ 6
Ordinary renewal	56	102
Total	$68	$108
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2021	2020	2019	2018	2017
Risk charge paid	$119	$102	$104	$108	$107
Payments for guaranteed benefits	6	7	5	4	4

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
4. Separate Accounts, continued
The distribution of investments in the separate account assets as of December 31 were as follows:
	2021	2020
Equity funds	68%	64%
Bond funds	23	26
Balanced funds	7	7
Other	2	3
Total separate account assets	100%	100%
The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2021
Reserves:
For accounts with assets at fair value	$162	$41,057	$41,219
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$162	$ —	$ 162
At fair value	—	40,976	40,976
Not subject to discretionary withdrawal	—	81	81
Total	$162	$41,057	$41,219
December 31, 2020
Reserves:
For accounts with assets at fair value	$183	$37,034	$37,217
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$183	$ —	$ 183
At fair value	—	36,956	36,956
Not subject to discretionary withdrawal	—	77	77
Total	$183	$37,033	$37,216

	2021	2020	2019
Premiums, Considerations and Deposits:
Non-indexed guarantee	$ —	$ 1	$ —
Non-guaranteed	2,531	1,849	1,712
Total	$2,531	$1,850	$1,712

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
4. Separate Accounts, continued
	2021	2020	2019
Transfers to separate accounts	$ 2,531	$ 1,849	$ 1,709
Transfers from separate accounts	(3,335)	(2,712)	(2,490)
Other items	(8)	2	(1)
Transfers to separate accounts, net	$ (812)	$ (861)	$ (782)
5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2021	2020
Net balance at January 1	$1,097	$1,203
Incurred Related to:
Current year	515	464
Prior years	(172)	(150)
Total incurred	343	314
Paid Related to:
Current year	128	116
Prior years	276	304
Total paid	404	420
Net balance at December 31	$1,036	$1,097
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
6. Reinsurance, continued
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2021	2020	2019
Direct premiums	$5,289	$4,736	$5,073
Reinsurance ceded	(107)	(106)	(106)
Net premiums	$5,182	$4,630	$4,967
Reinsurance claims recovered	$ 131	$ 89	$ 81
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2021	2020
Life insurance	$847	$846
Accident-and-health	—	—
Total	$847	$846
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 42% of the reinsurance recoverable as of December 31, 2021.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61R related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on the various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2021 and 2020.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
7. Surplus, continued
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2021	2020
Unrealized gains and (losses)	$ 1,412	$ 691
Non-admitted assets	(252)	(227)
Separate account business	99	101
Asset valuation reserve	(2,384)	(1,971)
Thrivent also holds special surplus funds which include a special surplus balance related to the separate accounts. The deferred gain from the 2018 sale of the corporate home office property was included in a special surplus balance as of December 31, 2019. The remaining amount was fully recognized as of December 31, 2020, and therefore is no longer included in special surplus funds as of December 31, 2020.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets. Unaffiliated common stocks and other invested assets, primarily derivatives, are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
The carrying amounts for contract loans approximate the fair values.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data. In determining fair value, the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2021
Assets:
Bonds	$ 164	$ —	$—	$ 164
Unaffiliated preferred stocks	—	398	—	398
Unaffiliated common stocks	1,353	6	—	1,359
Cash, cash equivalents and short-term investments	570	—	—	570
Assets held in Separate account assets	—	41,953	—	41,953
Other invested assets	—	35	118	153
Total	$2,087	$42,392	$118	$44,597
Liabilities:
Other liabilities	$ —	$ 9	$ 91	$ 100
December 31, 2020
Assets:
Bonds	$ 298	$ —	$—	$ 298
Unaffiliated common stocks	1,329	—	—	1,329
Cash, cash equivalents and short-term investments	805	—	—	805
Assets held in Separate account assets	—	37,894	—	37,894
Other invested assets	—	21	163	184
Total	$2,432	$37,915	$163	$40,510
Liabilities:
Other liabilities	$ —	$ 27	$136	$ 163

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2021	2020
Assets:
Balance, January 1	$ 163	$ 91
Purchases	59	68
Sales	(468)	(111)
Realized gains and (losses) net income	200	32
Unrealized gains and (losses) surplus	164	83
Balance, December 31	$ 118	$ 163
Liabilities:
Balance, January 1	$ 136	$ 67
Purchases	40	49
Sales	(49)	(28)
Realized gains and (losses) net income	(186)	(25)
Unrealized gains and (losses) surplus	150	75
Balance, December 31	$ 91	$ 136
Transfers
During 2021, Thrivent had transfers of $190 million into Level 2 from Level 3 and transfers of less than $1 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2020, Thrivent had transfers of $38 million into Level 2 from Level 3 and transfers of $123 million into Level 3 from Level 2 for bonds which are not held at fair value. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2021
Financial Assets:
Bonds	$48,723	$2,627	$36,594	$13,709	$52,930
Unaffiliated preferred stocks	546	—	398	150	548
Unaffiliated common stocks	1,359	1,353	6	—	1,359
Affiliated common stock	119	—	119	—	119
Affiliated mutual funds	247	120	127	—	247
Mortgage loans	10,272	—	—	11,007	11,007
Contract loans	1,064	—	—	1,064	1,064
Cash, cash equivalents and short-term investments	2,295	570	1,725	—	2,295
Limited partnerships	7,693	—	—	7,693	7,693
Real estate – held-for-sale	5	—	—	8	8
Assets held in separate accounts	41,953	—	41,953	—	41,953
Other invested assets	314	—	144	199	343
Financial Liabilities:
Deferred annuities	$16,152	$ —	$ —	$15,797	$15,797
Other deposit contracts	1,068	—	—	1,068	1,068
Other liabilities	102	—	9	91	100
Liabilities related to separate accounts	41,855	—	41,855	—	41,855
December 31, 2020
Financial Assets:
Bonds	$48,054	$2,293	$38,594	$13,364	$54,251
Unaffiliated preferred stocks	348	—	225	170	395
Unaffiliated common stocks	1,329	1,329	—	—	1,329
Affiliated common stock	139	—	139	—	139
Affiliated mutual funds	340	117	223	—	340
Mortgage loans	9,645	—	—	10,848	10,848
Contract loans	1,120	—	—	1,120	1,120
Cash, cash equivalents and short-term investments	3,461	805	2,656	—	3,461
Limited partnerships	5,602	—	—	5,602	5,602
Real estate – held-for-sale	125	—	—	127	127
Assets held in separate accounts	37,894	—	37,894	—	37,894
Other invested assets	362	—	135	260	395
Financial Liabilities:
Deferred annuities	$16,053	$ —	$ —	$15,772	$15,772
Other deposit contracts	1,078	—	—	1,078	1,078
Other liabilities	165	—	27	136	163
Liabilities related to separate accounts	37,794	—	37,794	—	37,794

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2021	2020	2019	2021	2020	2019
Service cost	$ 21	$ 21	$ 23	$ 2	$ 2	$ 2
Interest cost	33	39	47	3	4	5
Expected return on plan assets	(78)	(79)	(71)	—	—	—
Other	13	18	19	—	—	(1)
Net periodic cost	$(11)	$ (1)	$ 18	$ 5	$ 6	$ 6
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,316	$1,246	$127	$124
Service cost	21	21	2	2
Interest cost	33	39	3	3
Actuarial gain (loss)	(27)	66	—	6
Transfers from defined contribution plan	1	2	—	—
Benefits paid	(60)	(58)	(12)	(8)
Plan changes	—	—	(11)	—
Benefit obligation, end of year	$1,284	$1,316	$109	$127
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,235	$1,110	$—	$—
Actual return on plan assets	180	161	—	—
Employer contribution	—	20	12	8
Transfers from defined contribution plan	1	2	—	—
Benefits paid	(60)	(58)	(12)	(8)
Fair value of plan assets, end of year	$1,356	$1,235	$—	$—
The significant changes in actuarial gain of the 2021 projected benefit obligation primarily relates to an increased discount rate, partially offset by experience and assumption changes. For 2020, the significant changes in the actuarial loss consists primarily of a decreased discount rate.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Funded Status:
Accrued benefit costs	$ —	$ —	$(116)	$(123)
Asset (Liability) for pension benefits	72	(81)	7	(4)
Total overfunded (unfunded) liabilities	$ 72	$ (81)	$(109)	$(127)
Deferred Items:
Net (losses) gains	$ 125	$ 267	$ 15	$ 4
Net prior service cost	—	—	(11)	—
Accumulated amounts recognized in periodic pension expenses	$ 197	$ 186	$(105)	$(123)
Accumulated benefit obligation	$1,249	$1,274	$ 109	$ 127
The overfunded or unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2021 and 2020, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the deferred items in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2020	$—	$ 301	$ 301	$—	$ (2)	$ (2)
Net prior service cost recognized	—	—	—	—	—	—
Net gain (loss) arising during the period	—	(16)	(16)	—	6	6
Net gain (loss) recognized	—	(18)	(18)	—	—	—
Balance, December 31, 2020	$—	$ 267	$ 267	$—	$ 4	$ 4
Net prior service cost recognized	—	—	—	(11)	—	(11)
Net gain (loss) arising during the period	—	(128)	(128)	—	—	—
Net gain (loss) recognized	—	(14)	(14)	—	—	—
Balance, December 31, 2021	$—	$ 125	$ 125	$ (11)	$ 4	$ (7)

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Weighted Average Assumptions:
Discount rate	2.9%	2.6%	2.9%	2.6%
Expected return on plan assets	6.5	7.3	N/A	N/A
Rate of compensation increase	4.3	4.3	N/A	N/A
Interest crediting rate	1.6	1.0	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 5.9 % and 6.0% in 2021 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2031. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2022 – $67 million; 2023 – $70 million; 2024 – $71 million; 2025 – $73 million; 2026 –$74 million; and 2027 to 2031 – $384 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2022 – $10 million; 2023 – $10 million; 2024 – $9 million; 2025 – $8 million; 2026 – $8 million; and 2027 to 2031 – $34 million.
The minimum pension contribution required for 2021 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2022.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
Pension Assets
The assets of Thrivent’s qualified defined benefit plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2021	2020
Equity securities	71%	76%	70%
Fixed income and other securities	29	24	30
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2021
Fixed Maturity Securities:
U.S. government and agency securities	$ 94	$ 10	$—	$ 104
Corporate debt securities	—	141	—	141
Residential mortgage-backed securities	—	75	2	77
Commercial mortgage-backed securities	—	3	—	3
Other debt obligations	—	20	—	20
Common stocks	593	—	—	593
Affiliated mutual funds – equity funds	—	133	—	133
Short-term investments	129	65	1	195
Limited partnerships	—	—	169	169
Total	$816	$447	$172	$1,435

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
	Level 1	Level 2	Level 3	Total
December 31, 2020
Fixed Maturity Securities:
U.S. government and agency securities	$ 99	$—	$—	$ 99
Corporate debt securities	—	171	—	171
Residential mortgage-backed securities	—	99	—	99
Commercial mortgage-backed securities	—	2	—	2
Other debt obligations	—	9	1	10
Common stocks	484	—	—	484
Affiliated mutual funds – equity funds	—	161	—	161
Short-term investments	26	106	1	133
Limited partnerships	—	—	129	129
Total	$609	$548	$131	$1,288
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $79 million and $53 million as of December 31, 2021 and 2020, respectively.
There were no transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2021 or 2020. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2021, 2020 and 2019, Thrivent contributed $41 million, $35 million and $34 million, respectively, to these plans.
As of December 31, 2021 and 2020, $69 million and $72 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2021, Thrivent believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
10. Commitments and Contingent Liabilities, continued
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $71 million and $270 million as of December 31, 2021 and 2020, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $6.9 billion and $4.1 billion as of December 31, 2021 and 2020, respectively.
Financial Guarantees
Thrivent has entered into an agreement to purchase certain debt obligations of a third-party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.
Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $17 million, $14 million and $17 million for each of the years ended December 31, 2021, 2020 and 2019 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2021 were $182 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2022 – $16 million; 2023 – $15 million; 2024 – $13 million; 2025 – $13 million and thereafter – $125 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2020, values was completed on August 5, 2021 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $119 million and $139 million related to Holdings for the years ended December 31, 2021 and 2020, respectively. Non-admitted values related to Holdings were $32 million and $26 million for the years ended December 31, 2021 and 2020, respectively.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
11. Related Party Transactions, continued
Other Related Party Transactions
Thrivent has invested $247 million and $340 million in various Thrivent mutual funds as of December 31, 2021 and 2020, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $108 million, $85 million and $87 million for the years ended December 31, 2021, 2020 and 2019, respectively. The net receivables due from affiliates for the years ended December 31, 2021 and 2020 were $14 million and $10 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling $173 million, $135 million and $124 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $218 million, $187 million and $182 million for the years ended December 31, 2021, 2020 and 2019, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent acquired a variable funding note (VFN) issued by Thrivent Education Funding, LLC (“TEF”), an affiliate of Thrivent. The VFN is supported by an indenture and was amended in April 2020 and allows for a maximum aggregate principal amount of $1.2 billion. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $783 million and $674 million as of December 31, 2021 and 2020, respectively.
In July 2021, TEF entered into an agreement to provide a guarantee to purchase student loans originated and held by a third party in the event a separate party to the transaction fails their purchase obligation. TEF provided a guarantee up to the maximum backstop amount of $325 million, which could create additional future exposure from the multiple disbursement student loans. TEF’s funding will be through the VFN or a capital request from Thrivent. As of December 31, 2021, TEF was not required to purchase any student loans under the terms of the agreement.
12. Basis of Presentation
The preceding statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
12. Basis of Presentation, continued
Common Stocks
For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, an interest maintenance reserve is not maintained.
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums and Withdrawals
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2021 and 2020 and for the three years ended December 31, 2021, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Annuity Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account I, indicated in Note 1, as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Annuity Account I as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Annuity Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Annuity Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2022
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Annuity Account I since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2021
Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
American Funds IS® Global Growth Class 1	$ 734,318	$—	$ 734,318	$—	$ 734,318	$ 734,318	$—	$ 734,318	$ 547,465	16,153
American Funds IS® Global Growth Class 4	$28,557,768	$—	$28,557,768	$—	$28,557,768	$28,557,768	$—	$28,557,768	$26,842,148	640,740
American Funds IS® Growth-Income Class 1	$ 1,331,148	$—	$ 1,331,148	$—	$ 1,331,148	$ 1,331,148	$—	$ 1,331,148	$ 1,134,022	19,765
American Funds IS® Growth-Income Class 4	$18,076,077	$—	$18,076,077	$—	$18,076,077	$18,076,077	$—	$18,076,077	$15,643,580	275,676
American Funds IS® International Growth and Income Class 4	$ 4,323,192	$—	$ 4,323,192	$—	$ 4,323,192	$ 4,323,192	$—	$ 4,323,192	$ 4,252,909	224,815
American Funds IS® International Class 1	$ 570,837	$—	$ 570,837	$—	$ 570,837	$ 570,837	$—	$ 570,837	$ 523,064	25,147
American Funds IS® International Class 4	$ 3,132,211	$—	$ 3,132,211	$—	$ 3,132,211	$ 3,132,211	$—	$ 3,132,211	$ 3,183,163	140,395
BlackRock Total Return V.I. Class I	$ 167,772	$—	$ 167,772	$—	$ 167,772	$ 167,772	$—	$ 167,772	$ 170,954	14,004
BlackRock Total Return V.I. Class III	$47,740,662	$—	$47,740,662	$—	$47,740,662	$47,740,662	$—	$47,740,662	$48,907,483	4,035,559
DFA VA International Small Portfolio	$ 345,392	$—	$ 345,392	$—	$ 345,392	$ 345,392	$—	$ 345,392	$ 345,472	25,285
DFA VA US Targeted Value	$ 2,902,558	$—	$ 2,902,558	$—	$ 2,902,558	$ 2,902,558	$—	$ 2,902,558	$ 2,720,176	123,146
Eaton Vance VT Floating-Rate Income Initial Share Class	$14,317,533	$—	$14,317,533	$—	$14,317,533	$14,317,533	$—	$14,317,533	$14,290,141	1,575,086
Fidelity® VIP Emerging Markets Initial Class	$ 1,012,454	$—	$ 1,012,454	$—	$ 1,012,454	$ 1,012,454	$—	$ 1,012,454	$ 1,017,267	80,481
Fidelity VIP Emerging Markets Service Class 2	$12,312,593	$—	$12,312,593	$—	$12,312,593	$12,312,593	$—	$12,312,593	$13,901,323	978,743
Fidelity VIP Energy Service Class 2	$ 3,187,690	$—	$ 3,187,690	$—	$ 3,187,690	$ 3,187,690	$—	$ 3,187,690	$ 2,587,812	203,167
Fidelity® VIP International Capital Appreciation Initial Class	$ 769,052	$—	$ 769,052	$—	$ 769,052	$ 769,052	$—	$ 769,052	$ 666,233	31,557
Fidelity VIP International Capital Appreciation Service Class 2	$23,235,598	$—	$23,235,598	$—	$23,235,598	$23,235,598	$—	$23,235,598	$22,167,728	963,733
Fidelity® VIP Value Initial Class	$ 602,568	$—	$ 602,568	$—	$ 602,568	$ 602,568	$—	$ 602,568	$ 550,068	32,963
Fidelity VIP Value Service Class 2	$ 8,691,844	$—	$ 8,691,844	$—	$ 8,691,844	$ 8,691,844	$—	$ 8,691,844	$ 8,501,777	484,765
Franklin Small Cap Value VIP Class 2	$ 9,942,902	$—	$ 9,942,902	$—	$ 9,942,902	$ 9,942,902	$—	$ 9,942,902	$ 9,151,212	566,870
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Goldman Sachs VIT Core Fixed Income Service Shares	$28,477,292	$—	$28,477,292	$—	$28,477,292	$28,477,292	$—	$28,477,292	$28,926,503	2,558,607
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$ 5,064,960	$—	$ 5,064,960	$—	$ 5,064,960	$ 5,064,960	$—	$ 5,064,960	$ 5,580,918	391,722
Janus Henderson Enterprise Institutional Class	$ 1,325,200	$—	$ 1,325,200	$—	$ 1,325,200	$ 1,325,200	$—	$ 1,325,200	$ 1,080,178	13,185
Janus Henderson VIT Enterprise Service Class	$11,026,674	$—	$11,026,674	$—	$11,026,674	$11,026,674	$—	$11,026,674	$10,408,896	119,220
Janus Henderson VIT Forty Service Class	$34,298,617	$—	$34,298,617	$—	$34,298,617	$34,298,617	$—	$34,298,617	$32,682,658	605,555
John Hancock Core Bond Trust Series I	$ 974,407	$—	$ 974,407	$—	$ 974,407	$ 974,407	$—	$ 974,407	$ 1,014,949	74,782
John Hancock VIT Core Bond Trust Series II	$11,435,576	$—	$11,435,576	$—	$11,435,576	$11,435,576	$—	$11,435,576	$12,101,430	874,279
John Hancock International Equity Index Trust Series I	$ 285,310	$—	$ 285,310	$—	$ 285,310	$ 285,310	$—	$ 285,310	$ 273,868	14,096
John Hancock International Small Company Trust Series II	$ 1,662,478	$—	$ 1,662,478	$—	$ 1,662,478	$ 1,662,478	$—	$ 1,662,478	$ 1,622,744	103,581
John Hancock Strategic Income Opportunities Trust Series I	$ 553,411	$—	$ 553,411	$—	$ 553,411	$ 553,411	$—	$ 553,411	$ 543,674	39,445
John Hancock Strategic Income Opportunities Trust Series II	$16,106,225	$—	$16,106,225	$—	$16,106,225	$16,106,225	$—	$16,106,225	$16,453,698	1,140,668
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$ 268,398	$—	$ 268,398	$—	$ 268,398	$ 268,398	$—	$ 268,398	$ 217,241	3,916
MFS® VIT II - Core Equity Service Class	$12,276,626	$—	$12,276,626	$—	$12,276,626	$12,276,626	$—	$12,276,626	$11,418,858	385,572
MFS® VIT III Global Real Estate Service Class	$ 2,762,005	$—	$ 2,762,005	$—	$ 2,762,005	$ 2,762,005	$—	$ 2,762,005	$ 2,417,300	121,674
MFS® VIT II - MFS® Corporate Bond Initial Class	$ 312,601	$—	$ 312,601	$—	$ 312,601	$ 312,601	$—	$ 312,601	$ 312,619	26,203
MFS® VIT III - MFS® Global Real Estate Initial Class	$ 176,175	$—	$ 176,175	$—	$ 176,175	$ 176,175	$—	$ 176,175	$ 140,286	9,171
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$ 460,103	$—	$ 460,103	$—	$ 460,103	$ 460,103	$—	$ 460,103	$ 356,272	12,230
MFS® VIT III - MFS® Mid Cap Value Initial Class	$ 1,841,588	$—	$ 1,841,588	$—	$ 1,841,588	$ 1,841,588	$—	$ 1,841,588	$ 1,682,830	166,058
MFS® VIT III Mid Cap Value Service Class	$ 5,014,460	$—	$ 5,014,460	$—	$ 5,014,460	$ 5,014,460	$—	$ 5,014,460	$ 4,426,162	457,942
MFS® VIT - New Discovery Series Service Class	$12,791,561	$—	$12,791,561	$—	$12,791,561	$12,791,561	$—	$12,791,561	$14,367,833	644,736
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
MFS® VIT II - MFS® Technology Initial Class	$ 1,462,707	$ —	$ 1,462,707	$—	$ 1,462,707	$ 1,462,707	$ —	$ 1,462,707	$ 1,147,827	43,559
MFS® VIT II Technology Service Class	$ 17,892,235	$ —	$ 17,892,235	$—	$ 17,892,235	$ 17,892,235	$ —	$ 17,892,235	$ 17,002,980	571,820
MFS® VIT - MFS® Value Series Initial Class	$ 645,557	$ —	$ 645,557	$—	$ 645,557	$ 645,557	$ —	$ 645,557	$ 548,844	26,115
MFS® VIT Value Series Service Class	$ 7,619,987	$ —	$ 7,619,987	$—	$ 7,619,987	$ 7,619,987	$ —	$ 7,619,987	$ 6,936,153	315,397
PIMCO VIT Emerging Markets Bond Institutional Class	$ 163,853	$ —	$ 163,853	$—	$ 163,853	$ 163,853	$ —	$ 163,853	$ 164,837	13,087
PIMCO VIT Emerging Markets Bond Advisor Class	$ 1,457,694	$ —	$ 1,457,694	$—	$ 1,457,694	$ 1,457,694	$ —	$ 1,457,694	$ 1,509,441	116,429
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$ 77,574	$ —	$ 77,574	$—	$ 77,574	$ 77,574	$ —	$ 77,574	$ 83,287	7,091
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$ 4,023,891	$ —	$ 4,023,891	$—	$ 4,023,891	$ 4,023,891	$ —	$ 4,023,891	$ 4,268,765	367,814
PIMCO VIT Long-Term U.S. Government Institutional Class	$ 517,164	$ —	$ 517,164	$—	$ 517,164	$ 517,164	$ —	$ 517,164	$ 581,117	46,011
PIMCO VIT Long-Term US Government Advisor Class	$ 13,095,499	$ —	$ 13,095,499	$—	$ 13,095,499	$ 13,095,499	$ —	$ 13,095,499	$ 14,953,124	1,165,080
PIMCO VIT Real Return Institutional Class	$ 225,905	$ —	$ 225,905	$—	$ 225,905	$ 225,905	$ —	$ 225,905	$ 208,467	16,148
PIMCO VIT Real Return Advisor Class	$ 28,718,691	$ —	$ 28,718,691	$—	$ 28,718,691	$ 28,718,691	$ —	$ 28,718,691	$ 28,477,642	2,052,801
Principal Capital Appreciation Class 2	$ 7,876,327	$ —	$ 7,876,327	$—	$ 7,876,327	$ 7,876,327	$ —	$ 7,876,327	$ 6,887,458	191,219
Principal Diversified International	$ 297,456	$ —	$ 297,456	$—	$ 297,456	$ 297,456	$ —	$ 297,456	$ 259,552	15,517
Principal Government & High Quality Bond	$ 423,127	$ —	$ 423,127	$—	$ 423,127	$ 423,127	$ —	$ 423,127	$ 432,569	44,634
Principal Small Cap	$ 483,308	$ —	$ 483,308	$—	$ 483,308	$ 483,308	$ —	$ 483,308	$ 410,062	24,105
Principal VC Equity Income Class 2	$ 15,259,817	$ —	$ 15,259,817	$—	$ 15,259,817	$ 15,259,817	$ —	$ 15,259,817	$ 13,819,957	450,541
Putnam VT International Value Class 1B	$ 1,973,232	$ —	$ 1,973,232	$—	$ 1,973,232	$ 1,973,232	$ —	$ 1,973,232	$ 1,885,855	173,547
Putnam VT Research Class 1B	$ 10,574,866	$ —	$ 10,574,866	$—	$ 10,574,866	$ 10,574,866	$ —	$ 10,574,866	$ 9,664,615	300,252
Templeton Global Bond VIP Class 1	$ 419,572	$ —	$ 419,572	$—	$ 419,572	$ 419,572	$ —	$ 419,572	$ 470,769	30,360
Templeton Global Bond VIP Class 2	$ 3,731,512	$ —	$ 3,731,512	$—	$ 3,731,512	$ 3,731,512	$ —	$ 3,731,512	$ 3,828,287	284,197
Thrivent Aggressive Allocation	$1,591,984,343	$36,094	$1,592,020,437	$—	$1,592,020,437	$1,591,419,949	$600,488	$1,592,020,437	$1,180,917,624	73,712,875
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Thrivent All Cap Subaccount	$ 133,885,311	$ 13,598	$ 133,898,909	$ —	$ 133,898,909	$ 133,674,258	$ 224,651	$ 133,898,909	$ 96,648,913	6,754,039
Thrivent Balanced Income Plus	$ 345,157,722	$ 34,022	$ 345,191,744	$ —	$ 345,191,744	$ 344,219,514	$ 972,230	$ 345,191,744	$ 301,292,093	19,970,244
Thrivent Diversified Income Plus	$ 788,091,190	$ 32,438	$ 788,123,628	$ —	$ 788,123,628	$ 787,217,929	$ 905,699	$ 788,123,628	$ 707,608,513	88,785,002
Thrivent ESG Index	$ 30,914,809	$ —	$ 30,914,809	$ —	$ 30,914,809	$ 30,914,809	$ —	$ 30,914,809	$ 26,383,063	1,869,850
Thrivent Global Stock	$ 247,501,994	$ 53,710	$ 247,555,704	$ —	$ 247,555,704	$ 246,835,089	$ 720,615	$ 247,555,704	$ 177,915,173	15,098,490
Thrivent Government Bond	$ 173,516,288	$ 8,260	$ 173,524,548	$ —	$ 173,524,548	$ 173,306,389	$ 218,159	$ 173,524,548	$ 174,948,419	15,568,841
Thrivent High Yield	$ 333,558,258	$ 45,727	$ 333,603,985	$ —	$ 333,603,985	$ 332,968,021	$ 635,964	$ 333,603,985	$ 337,231,636	71,677,467
Thrivent Income	$ 481,003,134	$ 14,424	$ 481,017,558	$ —	$ 481,017,558	$ 480,653,396	$ 364,162	$ 481,017,558	$ 478,071,961	44,685,867
Thrivent International Allocation	$ 278,394,465	$ 36,409	$ 278,430,874	$ —	$ 278,430,874	$ 278,078,388	$ 352,486	$ 278,430,874	$ 228,141,088	24,375,025
Thrivent International Index	$ 20,092,674	$ 810	$ 20,093,484	$ —	$ 20,093,484	$ 20,079,071	$ 14,413	$ 20,093,484	$ 18,680,100	1,444,072
Thrivent Large Cap Growth	$ 1,235,586,997	$ 68,540	$ 1,235,655,537	$ —	$ 1,235,655,537	$ 1,233,649,442	$2,006,095	$ 1,235,655,537	$ 867,330,605	20,283,655
Thrivent Large Cap Index	$ 1,196,675,766	$ 41,295	$ 1,196,717,061	$ —	$ 1,196,717,061	$ 1,195,317,643	$1,399,418	$ 1,196,717,061	$ 680,555,515	18,480,251
Thrivent Large Cap Value	$ 392,141,065	$ 44,076	$ 392,185,141	$ —	$ 392,185,141	$ 391,532,855	$ 652,286	$ 392,185,141	$ 285,364,654	16,237,187
Thrivent Limited Maturity Bond	$ 383,279,602	$ 30,076	$ 383,309,678	$ —	$ 383,309,678	$ 383,118,413	$ 191,265	$ 383,309,678	$ 383,023,785	38,419,784
Thrivent Low Volatility Equity	$ 51,767,629	$ —	$ 51,767,629	$ 620	$ 51,767,009	$ 51,758,483	$ 8,526	$ 51,767,009	$ 42,175,397	3,457,006
Thrivent Mid Cap Growth	$ 51,338,068	$ —	$ 51,338,068	$ —	$ 51,338,068	$ 51,338,068	$ —	$ 51,338,068	$ 45,413,220	3,110,418
Thrivent Mid Cap Index	$ 532,264,697	$ 17,731	$ 532,282,428	$ —	$ 532,282,428	$ 531,913,156	$ 369,272	$ 532,282,428	$ 377,903,897	21,723,316
Thrivent Mid Cap Stock	$ 619,125,972	$102,597	$ 619,228,569	$ —	$ 619,228,569	$ 617,712,008	$1,516,561	$ 619,228,569	$ 431,860,680	22,493,714
Thrivent Mid Cap Value	$ 27,150,058	$ —	$ 27,150,058	$ —	$ 27,150,058	$ 27,150,058	$ —	$ 27,150,058	$ 25,053,239	1,630,487
Thrivent Moderate Allocation	$10,460,611,462	$178,320	$10,460,789,782	$ —	$10,460,789,782	$10,452,713,918	$8,075,864	$10,460,789,782	$8,717,509,761	608,805,128
Thrivent Moderately Aggressive Allocation	$ 6,720,507,099	$231,230	$ 6,720,738,329	$ —	$ 6,720,738,329	$ 6,714,481,087	$6,257,242	$ 6,720,738,329	$5,260,225,619	350,186,914
Thrivent Moderately Conservative Allocation	$ 5,355,041,924	$ —	$ 5,355,041,924	$125,511	$ 5,354,916,413	$ 5,351,334,006	$3,582,407	$ 5,354,916,413	$4,747,805,104	362,694,683
Thrivent Money Market	$ 202,003,942	$ 457	$ 202,004,399	$ —	$ 202,004,399	$ 201,975,640	$ 28,759	$ 202,004,399	$ 202,003,938	202,003,938
Thrivent Multidimensional Income	$ 54,553,793	$ 1,776	$ 54,555,569	$ —	$ 54,555,569	$ 54,269,092	$ 286,477	$ 54,555,569	$ 52,358,618	5,009,071
Thrivent Opportunity Income Plus	$ 218,755,599	$ 14,728	$ 218,770,327	$ —	$ 218,770,327	$ 218,334,920	$ 435,407	$ 218,770,327	$ 218,526,939	21,710,130
Thrivent Partner Emerging Markets Equity	$ 81,330,064	$ 6,846	$ 81,336,910	$ —	$ 81,336,910	$ 81,223,103	$ 113,807	$ 81,336,910	$ 66,584,845	4,758,648
Thrivent Partner Healthcare	$ 279,461,110	$ 2,972	$ 279,464,082	$ —	$ 279,464,082	$ 279,379,607	$ 84,475	$ 279,464,082	$ 197,982,181	9,256,623
Thrivent Real Estate Securities	$ 182,749,018	$ 28,791	$ 182,777,809	$ —	$ 182,777,809	$ 182,372,246	$ 405,563	$ 182,777,809	$ 114,654,262	5,017,366
Thrivent Small Cap Growth Subaccount	$ 94,093,188	$ 952	$ 94,094,140	$ —	$ 94,094,140	$ 94,077,405	$ 16,735	$ 94,094,140	$ 76,520,059	4,754,126
Thrivent Small Cap Index	$ 512,685,459	$ 18,434	$ 512,703,893	$ —	$ 512,703,893	$ 512,342,478	$ 361,415	$ 512,703,893	$ 380,481,119	21,258,702
Thrivent Small Cap Stock	$ 331,585,556	$ 73,530	$ 331,659,086	$ —	$ 331,659,086	$ 330,781,036	$ 878,050	$ 331,659,086	$ 246,162,724	13,189,876
Vanguard® VIF Capital Growth	$ 1,108,183	$ —	$ 1,108,183	$ —	$ 1,108,183	$ 1,108,183	$ —	$ 1,108,183	$ 817,482	21,862
Vanguard® VIF International	$ 2,773,429	$ —	$ 2,773,429	$ —	$ 2,773,429	$ 2,773,429	$ —	$ 2,773,429	$ 2,415,603	69,860
Vanguard® VIF Short-Term Investment-Grade	$ 2,779,729	$ —	$ 2,779,729	$ —	$ 2,779,729	$ 2,779,729	$ —	$ 2,779,729	$ 2,790,705	257,860
The accompanying notes are an integral part of these financial statements.

Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Series funds, at cost	Series funds shares owned
Vanguard® VIF Small Company Growth	$ 682,991	$—	$ 682,991	$—	$ 682,991	$ 682,991	$—	$ 682,991	$ 548,583	25,773
Vanguard® VIF Total Bond Market Index	$6,837,588	$—	$6,837,588	$—	$6,837,588	$6,837,588	$—	$6,837,588	$6,781,300	559,541
Vanguard® VIF Total Stock Market Index	$7,864,503	$—	$7,864,503	$—	$7,864,503	$7,864,503	$—	$7,864,503	$5,750,443	138,119
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021
Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
American Funds IS® Global Growth Class 1	$ 4,220	$ (2,924)	$(2,559)	$ (280)	$ (1,543)	$ 39,638	$ 35,384	$ 25,170	$ 100,192
American Funds IS® Global Growth Class 4	$ 31,140	$ (206,028)	$ —	$ (142,812)	$ (317,700)	$ 16,189	$ 714,896	$ 1,202,003	$ 1,933,088
American Funds IS® Growth-Income Class 1	$ 15,917	$ (4,200)	$(3,675)	$ (1,123)	$ 6,919	$ 48,057	$ 9,034	$ 142,005	$ 199,096
American Funds IS® Growth-Income Class 4	$ 134,507	$ (143,957)	$ —	$ (104,824)	$ (114,274)	$ 31,302	$ 105,695	$ 2,029,278	$ 2,166,275
American Funds IS® International Growth and Income Class 4	$ 103,400	$ (31,372)	$ —	$ (22,441)	$ 49,587	$ 4,497	$ —	$ (49,206)	$ (44,709)
American Funds IS® International Class 1	$ 16,952	$ (3,243)	$(2,838)	$ (184)	$ 10,687	$ 104,421	$ —	$ (122,226)	$ (17,805)
American Funds IS® International Class 4	$ 70,225	$ (26,243)	$ —	$ (18,312)	$ 25,670	$ 10,522	$ —	$ (183,656)	$ (173,134)
BlackRock Total Return V.I. Class I	$ 3,327	$ (732)	$ (641)	$ —	$ 1,954	$ (1,706)	$ 550	$ (6,900)	$ (8,056)
BlackRock Total Return V.I. Class III	$ 364,338	$ (367,821)	$ —	$ (291,596)	$ (295,079)	$ (2,759)	$ 114,332	$ (721,670)	$ (610,097)
DFA VA International Small Portfolio	$ 8,776	$ (1,346)	$(1,178)	$ (113)	$ 6,139	$ 28,976	$ 23,671	$ (15,224)	$ 37,423
DFA VA US Targeted Value	$ 39,906	$ (7,407)	$(6,481)	$ (172)	$ 25,846	$ 121,097	$ 200,422	$ 151,795	$ 473,314
Eaton Vance VT Floating-Rate Income Initial Share Class	$ 191,884	$ (83,708)	$ —	$ (60,450)	$ 47,726	$ 587	$ —	$ 4,748	$ 5,335
Fidelity® VIP Emerging Markets Initial Class	$ 23,336	$ (4,532)	$(2,266)	$ (139)	$ 16,399	$ 130,538	$ 127,740	$ (293,046)	$ (34,768)
Fidelity VIP Emerging Markets Service Class 2	$ 233,012	$ (92,213)	$ —	$ (62,303)	$ 78,496	$ 4,122	$ 1,017,869	$ (1,871,677)	$ (849,686)
Fidelity VIP Energy Service Class 2	$ 57,399	$ (25,127)	$ —	$ (17,067)	$ 15,205	$ 67,621	$ —	$ 536,013	$ 603,634
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Fidelity® VIP International Capital Appreciation Initial Class	$ —	$ (2,607)	$(1,303)	$ (120)	$ (4,030)	$ 53,853	$ 41,701	$ (31,702)	$ 63,852
Fidelity VIP International Capital Appreciation Service Class 2	$ —	$ (171,805)	$ —	$ (130,205)	$ (302,010)	$ 7,983	$ 828,688	$ 681,252	$ 1,517,923
Fidelity® VIP Value Initial Class	$ 9,517	$ (2,048)	$(1,024)	$ (448)	$ 5,997	$ 15,971	$ 62,966	$ 27,915	$ 106,852
Fidelity VIP Value Service Class 2	$ 109,175	$ (62,598)	$ —	$ (42,113)	$ 4,464	$ 31,339	$ 900,222	$ (37,325)	$ 894,236
Franklin Small Cap Value VIP Class 2	$ 58,967	$ (75,662)	$ —	$ (56,417)	$ (73,112)	$ 26,687	$ 156,139	$ 574,893	$ 757,719
Goldman Sachs VIT Core Fixed Income Service Shares	$ 195,610	$ (225,457)	$ —	$ (165,954)	$ (195,801)	$ (8,471)	$ 37,527	$ (426,477)	$ (397,421)
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$ 10,055	$ (32,149)	$ —	$ (22,394)	$ (44,488)	$ 28,837	$ 942,398	$ (638,179)	$ 333,056
Janus Henderson Enterprise Institutional Class	$ 6,437	$ (6,558)	$(3,279)	$ (808)	$ (4,208)	$ 175,365	$ 169,863	$ (92,813)	$ 252,415
Janus Henderson VIT Enterprise Service Class	$ 14,290	$ (81,156)	$ —	$ (55,073)	$ (121,939)	$ 9,711	$ 539,037	$ 359,692	$ 908,440
Janus Henderson VIT Forty Service Class	$ 92,106	$ (238,205)	$ —	$ (168,615)	$ (314,714)	$ 4,186	$ 2,080,298	$ 1,151,757	$ 3,236,241
John Hancock Core Bond Trust Series I	$ 16,912	$ (3,103)	$ (776)	$ (209)	$ 12,824	$ 3,032	$ 38,179	$ (69,848)	$ (28,637)
John Hancock VIT Core Bond Trust Series II	$ 160,936	$ (89,441)	$ —	$ (65,583)	$ 5,912	$ (4,627)	$ 418,792	$ (658,436)	$ (244,271)
John Hancock International Equity Index Trust Series I	$ 5,786	$ (613)	$ (153)	$ —	$ 5,020	$ 19,532	$ 2,645	$ (19,272)	$ 2,905
John Hancock International Small Company Trust Series II	$ 13,317	$ (10,858)	$ —	$ (9,898)	$ (7,439)	$ 3,206	$ 35,190	$ 13,328	$ 51,724
John Hancock Strategic Income Opportunities Trust Series I	$ 12,495	$ (1,593)	$ (398)	$ (320)	$ 10,184	$ 6,229	$ —	$ (15,839)	$ (9,610)
John Hancock Strategic Income Opportunities Trust Series II	$ 415,368	$ (109,661)	$ —	$ (77,126)	$ 228,581	$ (1,061)	$ —	$ (401,294)	$ (402,355)
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$ 3,337	$ (1,033)	$ (258)	$ (195)	$ 1,851	$ 10,714	$ 20,671	$ 28,900	$ 60,285
MFS® VIT II - Core Equity Service Class	$ 22,201	$ (84,896)	$ —	$ (61,427)	$ (124,122)	$ 15,493	$ 612,599	$ 727,590	$ 1,355,682
MFS® VIT III Global Real Estate Service Class	$ 17,024	$ (16,574)	$ —	$ (8,329)	$ (7,879)	$ 11,622	$ —	$ 319,831	$ 331,453
MFS® VIT II - MFS® Corporate Bond Initial Class	$ 6,854	$ (1,052)	$ (263)	$ (64)	$ 5,475	$ 2,200	$ 4,574	$ (21,511)	$ (14,737)
MFS® VIT III - MFS® Global Real Estate Initial Class	$ 2,046	$ (537)	$ (134)	$ (57)	$ 1,318	$ 3,044	$ —	$ 30,172	$ 33,216
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$ 1,798	$ (2,036)	$ (509)	$ (229)	$ (976)	$ 30,109	$ 14,090	$ 3,512	$ 47,711
MFS® VIT III - MFS® Mid Cap Value Initial Class	$ 12,513	$ (3,488)	$ (872)	$ (184)	$ 7,969	$ 4,302	$ 10,600	$ 153,672	$ 168,574
MFS® VIT III Mid Cap Value Service Class	$ 25,256	$ (36,150)	$ —	$ (20,595)	$ (31,489)	$ 32,899	$ 24,262	$ 531,031	$ 588,192
MFS® VIT - New Discovery Series Service Class	$ —	$ (99,517)	$ —	$ (70,553)	$ (170,070)	$ 14,173	$ 1,667,963	$ (2,003,808)	$ (321,672)
MFS® VIT II - MFS® Technology Initial Class	$ —	$ (6,639)	$(1,660)	$ (720)	$ (9,019)	$ 305,389	$ 69,089	$ (121,754)	$ 252,724
MFS® VIT II Technology Service Class	$ —	$ (145,789)	$ —	$ (100,177)	$ (245,966)	$ 16,734	$ 752,119	$ 519,363	$ 1,288,216
MFS® VIT - MFS® Value Series Initial Class	$ 7,987	$ (2,161)	$ (540)	$ (196)	$ 5,090	$ 16,938	$ 13,301	$ 77,692	$ 107,931
MFS® VIT Value Series Service Class	$ 57,254	$ (52,791)	$ —	$ (30,626)	$ (26,163)	$ 35,875	$ 112,536	$ 633,248	$ 781,659
PIMCO VIT Emerging Markets Bond Institutional Class	$ 10,057	$ (868)	$ (759)	$ (68)	$ 8,362	$ 5,696	$ —	$ (20,894)	$ (15,198)
PIMCO VIT Emerging Markets Bond Advisor Class	$ 36,629	$ (10,315)	$ —	$ (5,520)	$ 20,794	$ (21)	$ —	$ (57,880)	$ (57,901)
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$ 3,908	$ (305)	$ (267)	$ (42)	$ 3,294	$ 505	$ 1,170	$ (8,651)	$ (6,976)
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$ 121,558	$ (32,875)	$ —	$ (24,562)	$ 64,121	$ (5,461)	$ 37,309	$ (278,520)	$ (246,672)
PIMCO VIT Long-Term U.S. Government Institutional Class	$ 13,406	$ (3,027)	$(2,648)	$ (154)	$ 7,577	$ (237,998)	$ 244,803	$ (50,330)	$ (43,525)
PIMCO VIT Long-Term US Government Advisor Class	$ 135,349	$ (117,048)	$ —	$ (83,709)	$ (65,408)	$ (119,269)	$ 1,786,294	$ (1,783,458)	$ (116,433)
PIMCO VIT Real Return Institutional Class	$ 11,041	$ (861)	$ (753)	$ (89)	$ 9,338	$ 4,952	$ —	$ (4,155)	$ 797
PIMCO VIT Real Return Advisor Class	$ 819,108	$ (196,075)	$ —	$ (142,504)	$ 480,529	$ 3,326	$ —	$ 147,154	$ 150,480
Principal Capital Appreciation Class 2	$ 41,923	$ (60,273)	$ —	$ (44,589)	$ (62,939)	$ 19,867	$ 223,776	$ 894,008	$ 1,137,651
Principal Diversified International	$ 2,444	$ (850)	$ (744)	$ (207)	$ 643	$ 8,516	$ 897	$ 7,429	$ 16,842
Principal Government & High Quality Bond	$ 6,466	$ (1,177)	$(1,030)	$ (248)	$ 4,011	$ (228)	$ —	$ (10,372)	$ (10,600)
Principal Small Cap	$ 1,575	$ (1,831)	$(1,602)	$ (238)	$ (2,096)	$ 28,285	$ 15,498	$ 33,466	$ 77,249
Principal VC Equity Income Class 2	$ 193,159	$ (104,717)	$ —	$ (69,628)	$ 18,814	$ 19,146	$ 6,041	$ 1,255,918	$ 1,281,105
Putnam VT International Value Class 1B	$ 12,712	$ (13,315)	$ —	$ (8,558)	$ (9,161)	$ 7,593	$ 8,008	$ 52,808	$ 68,409
Putnam VT Research Class 1B	$ 3,103	$ (68,658)	$ —	$ (49,580)	$ (115,135)	$ 9,771	$ 222,695	$ 814,928	$ 1,047,394
Templeton Global Bond VIP Class 1	$ —	$ (1,590)	$ (795)	$ (317)	$ (2,702)	$ (12,379)	$ —	$ (6,446)	$ (18,825)
Templeton Global Bond VIP Class 2	$ —	$ (27,913)	$ —	$ (20,051)	$ (47,964)	$ (119)	$ —	$ (99,817)	$ (99,936)
Thrivent Aggressive Allocation	$ 11,649,209	$ (18,774,005)	$ —	$ (784,131)	$ (7,908,927)	$ 60,200,691	$ 56,525,198	$137,827,221	$ 254,553,110
Thrivent All Cap Subaccount	$ 500,870	$ (1,541,968)	$ —	$ (48,484)	$ (1,089,582)	$ 5,195,697	$ 3,434,696	$ 16,647,656	$ 25,278,049
Thrivent Balanced Income Plus	$ 7,575,829	$ (4,151,538)	$ —	$ (35,171)	$ 3,389,120	$ 5,918,215	$ 3,646,003	$ 20,325,205	$ 29,889,423
Thrivent Diversified Income Plus	$ 23,109,723	$ (9,745,306)	$ —	$ (60,611)	$ 13,303,806	$ 13,165,773	$ 111,001	$ 14,903,194	$ 28,179,968
Thrivent ESG Index	$ —	$ (219,710)	$ —	$ (43,174)	$ (262,884)	$ 592,436	$ 74,287	$ 3,893,414	$ 4,560,137
Thrivent Global Stock	$ 2,110,273	$ (2,938,750)	$ —	$ (29,448)	$ (857,925)	$ 8,439,801	$ 7,443,640	$ 25,567,136	$ 41,450,577
Thrivent Government Bond	$ 2,429,169	$ (2,308,571)	$ —	$ (88,941)	$ 31,657	$ 604,044	$ 3,787,152	$ (9,848,466)	$ (5,457,270)
Thrivent High Yield	$ 13,628,977	$ (3,746,607)	$ —	$ (391,321)	$ 9,491,049	$ (733,169)	$ —	$ (62,590)	$ (795,759)
Thrivent Income	$ 12,776,277	$ (5,773,591)	$ —	$ (689,337)	$ 6,313,349	$ 3,406,828	$ 12,951,425	$ (30,951,785)	$ (14,593,532)
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Thrivent International Allocation	$ 4,320,027	$ (3,481,887)	$ —	$ (15,432)	$ 822,708	$ 7,009,090	$ —	$ 25,681,064	$ 32,690,154
Thrivent International Index	$ 27,198	$ (175,357)	$ —	$ (46,052)	$ (194,211)	$ 220,378	$ 87,934	$ 783,107	$ 1,091,419
Thrivent Large Cap Growth	$ 1,523,027	$ (14,474,162)	$ —	$ (646,408)	$(13,597,543)	$ 66,690,807	$114,533,601	$ 51,223,125	$ 232,447,533
Thrivent Large Cap Index	$ 14,772,020	$ (13,732,163)	$ —	$ (473,518)	$ 566,339	$ 70,688,130	$ 4,880,170	$175,293,115	$ 250,861,415
Thrivent Large Cap Value	$ 4,098,725	$ (4,179,016)	$ —	$ (89,352)	$ (169,643)	$ 11,114,002	$ 11,928,712	$ 58,541,313	$ 81,584,027
Thrivent Limited Maturity Bond	$ 6,074,594	$ (4,943,481)	$ —	$ (239,779)	$ 891,334	$ 1,566,896	$ —	$ (6,586,863)	$ (5,019,967)
Thrivent Low Volatility Equity	$ 718,885	$ (591,764)	$ —	$ (20,455)	$ 106,666	$ 1,537,344	$ —	$ 5,652,295	$ 7,189,639
Thrivent Mid Cap Growth	$ —	$ (520,640)	$ —	$ (109,486)	$ (630,126)	$ 2,090,706	$ 161,027	$ 1,979,762	$ 4,231,495
Thrivent Mid Cap Index	$ 4,835,046	$ (6,553,451)	$ —	$ (150,280)	$ (1,868,685)	$ 23,882,747	$ 6,279,682	$ 72,059,641	$ 102,222,070
Thrivent Mid Cap Stock	$ 1,283,813	$ (6,941,941)	$ —	$ (265,155)	$ (5,923,283)	$ 23,441,469	$ 30,460,558	$ 79,610,215	$ 133,512,242
Thrivent Mid Cap Value	$ 111,294	$ (241,900)	$ —	$ (21,335)	$ (151,941)	$ 599,349	$ 609,918	$ 1,866,982	$ 3,076,249
Thrivent Moderate Allocation	$154,494,967	$(119,620,674)	$ —	$(44,156,336)	$ (9,282,043)	$381,770,593	$439,922,113	$243,189,306	$1,064,882,012
Thrivent Moderately Aggressive Allocation	$ 77,636,429	$ (77,987,167)	$ —	$(16,202,257)	$(16,552,995)	$220,854,702	$255,431,633	$415,360,186	$ 891,646,521
Thrivent Moderately Conservative Allocation	$ 97,024,230	$ (63,704,797)	$ —	$(19,249,664)	$ 14,069,769	$115,044,073	$161,123,056	$ (399,825)	$ 275,767,304
Thrivent Money Market	$ —	$ (2,874,922)	$ —	$ (29,135)	$ (2,904,057)	$ —	$ —	$ —	$ —
Thrivent Multidimensional Income	$ 981,248	$ (492,223)	$ —	$ (8,087)	$ 480,938	$ 351,588	$ —	$ 559,793	$ 911,381
Thrivent Opportunity Income Plus	$ 6,573,235	$ (2,795,430)	$ —	$ (18,945)	$ 3,758,860	$ 366,851	$ —	$ (3,073,137)	$ (2,706,286)
Thrivent Partner Emerging Markets Equity	$ 150,742	$ (1,156,322)	$ —	$ (13,596)	$ (1,019,176)	$ 5,584,843	$ —	$ (10,147,508)	$ (4,562,665)
Thrivent Partner Healthcare	$ 775,009	$ (3,382,742)	$ —	$ (91,919)	$ (2,699,652)	$ 13,402,070	$ 13,069,830	$ 4,548,203	$ 31,020,103
Thrivent Real Estate Securities	$ 2,156,683	$ (1,973,937)	$ —	$ (19,566)	$ 163,180	$ 7,691,731	$ —	$ 45,125,742	$ 52,817,473
Thrivent Small Cap Growth Subaccount	$ —	$ (1,083,650)	$ —	$ (146,078)	$ (1,229,728)	$ 6,838,816	$ 2,169,248	$ (532,454)	$ 8,475,610
Thrivent Small Cap Index	$ 4,044,047	$ (6,407,891)	$ —	$ (198,731)	$ (2,562,575)	$ 22,879,008	$ 3,591,745	$ 79,122,902	$ 105,593,655
Thrivent Small Cap Stock	$ 2,422,544	$ (3,840,862)	$ —	$ (134,478)	$ (1,552,796)	$ 14,911,214	$ 9,158,491	$ 36,325,226	$ 60,394,931
Vanguard® VIF Capital Growth	$ 11,430	$ (4,746)	$(4,153)	$ (464)	$ 2,067	$ 91,187	$ 79,877	$ 48,836	$ 219,900
Vanguard® VIF International	$ 5,534	$ (9,758)	$(8,538)	$ (375)	$ (13,137)	$ 148,836	$ 139,145	$ (378,335)	$ (90,354)
Vanguard® VIF Short-Term Investment-Grade	$ 15,057	$ (6,243)	$(5,462)	$ (356)	$ 2,996	$ 1,526	$ 3,698	$ (37,445)	$ (32,221)
Vanguard® VIF Small Company Growth	$ 2,918	$ (2,911)	$(2,547)	$ (451)	$ (2,991)	$ 53,758	$ 37,328	$ 10,678	$ 101,764
The accompanying notes are an integral part of these financial statements.

Subaccount	Investment Income	Expenses			Net investment income (loss)	Net gain (loss) on investments
	Dividends	Mortality & expense risk charges	Fund Facilitation Fee	Rider fee			Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Vanguard® VIF Total Bond Market Index	$ 173,318	$ (29,891)	$(7,473)	$ (893)	$ 135,061	$ 42,805	$ 69,501	$ (443,805)	$ (331,499)
Vanguard® VIF Total Stock Market Index	$ 96,656	$ (30,920)	$(7,730)	$ (1,268)	$ 56,738	$ 595,494	$ 414,765	$ 658,838	$ 1,669,097
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2021
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$ (1,543)	$ 75,022	$ 25,170	$ 98,649	$ 98,553	$ (43,667)	$ —	$—	$ (59,743)	$ (4,857)	$ 93,792	$ 640,526	$ 734,318
American Funds IS® Global Growth Class 4	$(317,700)	$ 731,085	$ 1,202,003	$1,615,388	$19,240,747	$ 932,839	$(207)	$—	$1,056,451	$21,229,830	$22,845,218	$ 5,712,550	$28,557,768
American Funds IS® Growth-Income Class 1	$ 6,919	$ 57,091	$ 142,005	$ 206,015	$ 644,154	$ (173,260)	$ —	$—	$ (109,908)	$ 360,986	$ 567,001	$ 764,147	$ 1,331,148
American Funds IS® Growth-Income Class 4	$(114,274)	$ 136,997	$ 2,029,278	$2,052,001	$ 9,969,616	$ 443,680	$(257)	$—	$ 51,367	$10,464,406	$12,516,407	$ 5,559,670	$18,076,077
American Funds IS® International Growth and Income Class 4	$ 49,587	$ 4,497	$ (49,206)	$ 4,878	$ 2,650,990	$ 33,041	$ (18)	$—	$ 506,173	$ 3,190,186	$ 3,195,064	$ 1,128,128	$ 4,323,192
American Funds IS® International Class 1	$ 10,687	$ 104,421	$ (122,226)	$ (7,118)	$ 19,235	$ (629,617)	$ —	$—	$ (73,209)	$ (683,591)	$ (690,709)	$ 1,261,546	$ 570,837
American Funds IS® International Class 4	$ 25,670	$ 10,522	$ (183,656)	$ (147,464)	$ 2,079,460	$ (38,946)	$ (25)	$—	$ 218,325	$ 2,258,814	$ 2,111,350	$ 1,020,861	$ 3,132,211
BlackRock Total Return V.I. Class I	$ 1,954	$ (1,156)	$ (6,900)	$ (6,102)	$ —	$ (86,229)	$ —	$—	$ 10,256	$ (75,973)	$ (82,075)	$ 249,847	$ 167,772
BlackRock Total Return V.I. Class III	$(295,079)	$ 111,573	$ (721,670)	$ (905,176)	$32,860,051	$1,043,550	$(392)	$—	$3,342,842	$37,246,051	$36,340,875	$11,399,787	$47,740,662
DFA VA International Small Portfolio	$ 6,139	$ 52,647	$ (15,224)	$ 43,562	$ 134,537	$ (177,697)	$ —	$—	$ (17,887)	$ (61,047)	$ (17,485)	$ 362,877	$ 345,392
DFA VA US Targeted Value	$ 25,846	$ 321,519	$ 151,795	$ 499,160	$ 528,997	$ (479,131)	$ —	$—	$1,296,332	$ 1,346,198	$ 1,845,358	$ 1,057,200	$ 2,902,558
Eaton Vance VT Floating-Rate Income Initial Share Class	$ 47,726	$ 587	$ 4,748	$ 53,061	$10,898,996	$ 441,343	$ (38)	$—	$1,553,829	$12,894,130	$12,947,191	$ 1,370,342	$14,317,533
Fidelity® VIP Emerging Markets Initial Class	$ 16,399	$ 258,278	$ (293,046)	$ (18,369)	$ 229,896	$ (533,281)	$ —	$—	$ (47,838)	$ (351,223)	$ (369,592)	$ 1,382,046	$ 1,012,454
Fidelity VIP Emerging Markets Service Class 2	$ 78,496	$1,021,991	$(1,871,677)	$ (771,190)	$ 9,329,480	$ 191,610	$ (52)	$—	$1,125,770	$10,646,808	$ 9,875,618	$ 2,436,975	$12,312,593
Fidelity VIP Energy Service Class 2	$ 15,205	$ 67,621	$ 536,013	$ 618,839	$ 1,831,344	$ 197,751	$ (55)	$—	$ (133,267)	$ 1,895,773	$ 2,514,612	$ 673,078	$ 3,187,690
Fidelity® VIP International Capital Appreciation Initial Class	$ (4,030)	$ 95,554	$ (31,702)	$ 59,822	$ 402,459	$ (203,734)	$ —	$—	$ (42,541)	$ 156,184	$ 216,006	$ 553,046	$ 769,052
Fidelity VIP International Capital Appreciation Service Class 2	$(302,010)	$ 836,671	$ 681,252	$1,215,913	$15,189,459	$ 651,885	$ (68)	$—	$1,114,077	$16,955,353	$18,171,266	$ 5,064,332	$23,235,598
Fidelity® VIP Value Initial Class	$ 5,997	$ 78,937	$ 27,915	$ 112,849	$ 30,863	$ (56,937)	$ —	$—	$ 142,536	$ 116,462	$ 229,311	$ 373,257	$ 602,568
Fidelity VIP Value Service Class 2	$ 4,464	$ 931,561	$ (37,325)	$ 898,700	$ 5,620,779	$ 178,688	$ (61)	$—	$ 286,688	$ 6,086,094	$ 6,984,794	$ 1,707,050	$ 8,691,844
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2	$ (73,112)	$ 182,826	$ 574,893	$ 684,607	$ 6,978,368	$ 300,353	$ (47)	$—	$ 30,430	$ 7,309,104	$ 7,993,711	$1,949,191	$ 9,942,902
Goldman Sachs VIT Core Fixed Income Service Shares	$(195,801)	$ 29,056	$ (426,477)	$ (593,222)	$19,236,257	$ 901,621	$(172)	$—	$1,676,048	$21,813,754	$21,220,532	$7,256,760	$28,477,292
Goldman Sachs VIT Small Cap Equity Insights Service Shares	$ (44,488)	$ 971,235	$ (638,179)	$ 288,568	$ 3,777,621	$ 125,509	$ (51)	$—	$ 23,799	$ 3,926,878	$ 4,215,446	$ 849,514	$ 5,064,960
Janus Henderson Enterprise Institutional Class	$ (4,208)	$ 345,228	$ (92,813)	$ 248,207	$ 398,866	$ (308,527)	$ —	$—	$ (723,987)	$ (633,648)	$ (385,441)	$1,710,641	$ 1,325,200
Janus Henderson VIT Enterprise Service Class	$(121,939)	$ 548,748	$ 359,692	$ 786,501	$ 7,338,343	$ 326,973	$(118)	$—	$ 84,744	$ 7,749,942	$ 8,536,443	$2,490,231	$11,026,674
Janus Henderson VIT Forty Service Class	$(314,714)	$2,084,484	$1,151,757	$2,921,527	$23,354,976	$1,663,007	$(185)	$—	$ 210,533	$25,228,331	$28,149,858	$6,148,759	$34,298,617
John Hancock Core Bond Trust Series I	$ 12,824	$ 41,211	$ (69,848)	$ (15,813)	$ 419,164	$ (30,593)	$ —	$—	$ (787)	$ 387,784	$ 371,971	$ 602,436	$ 974,407
John Hancock VIT Core Bond Trust Series II	$ 5,912	$ 414,165	$ (658,436)	$ (238,359)	$ 8,150,901	$ 291,555	$ (68)	$—	$ 570,048	$ 9,012,436	$ 8,774,077	$2,661,499	$11,435,576
John Hancock International Equity Index Trust Series I	$ 5,020	$ 22,177	$ (19,272)	$ 7,925	$ 88,167	$ (95,448)	$ —	$—	$ 91,280	$ 83,999	$ 91,924	$ 193,386	$ 285,310
John Hancock International Small Company Trust Series II	$ (7,439)	$ 38,396	$ 13,328	$ 44,285	$ 1,207,100	$ 26,432	$ (2)	$—	$ 25,968	$ 1,259,498	$ 1,303,783	$ 358,695	$ 1,662,478
John Hancock Strategic Income Opportunities Trust Series I	$ 10,184	$ 6,229	$ (15,839)	$ 574	$ 1	$ (117,839)	$ —	$—	$ 264,776	$ 146,938	$ 147,512	$ 405,899	$ 553,411
John Hancock Strategic Income Opportunities Trust Series II	$ 228,581	$ (1,061)	$ (401,294)	$ (173,774)	$11,667,607	$ 554,680	$(134)	$—	$1,730,112	$13,952,265	$13,778,491	$2,327,734	$16,106,225
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$ 1,851	$ 31,385	$ 28,900	$ 62,136	$ 28,115	$ (35,583)	$ —	$—	$ 15,027	$ 7,559	$ 69,695	$ 198,703	$ 268,398
MFS® VIT II - Core Equity Service Class	$(124,122)	$ 628,092	$ 727,590	$1,231,560	$ 8,722,871	$ 711,898	$ (32)	$—	$ (184,466)	$ 9,250,271	$10,481,831	$1,794,795	$12,276,626
MFS® VIT III Global Real Estate Service Class	$ (7,879)	$ 11,622	$ 319,831	$ 323,574	$ 1,814,456	$ 27,053	$ (30)	$—	$ 140,289	$ 1,981,768	$ 2,305,342	$ 456,663	$ 2,762,005
MFS® VIT II - MFS® Corporate Bond Initial Class	$ 5,475	$ 6,774	$ (21,511)	$ (9,262)	$ 80,997	$ (91,033)	$ —	$—	$ 45,061	$ 35,025	$ 25,763	$ 286,838	$ 312,601
MFS® VIT III - MFS® Global Real Estate Initial Class	$ 1,318	$ 3,044	$ 30,172	$ 34,534	$ 8,173	$ (13,313)	$ —	$—	$ 24,699	$ 19,559	$ 54,093	$ 122,082	$ 176,175
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$ (976)	$ 44,199	$ 3,512	$ 46,735	$ 40,952	$ (71,041)	$ —	$—	$ (31,458)	$ (61,547)	$ (14,812)	$ 474,915	$ 460,103
MFS® VIT III - MFS® Mid Cap Value Initial Class	$ 7,969	$ 14,902	$ 153,672	$ 176,543	$ 429,738	$ (54,260)	$ —	$—	$1,145,609	$ 1,521,087	$ 1,697,630	$ 143,958	$ 1,841,588
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT III Mid Cap Value Service Class	$ (31,489)	$ 57,161	$ 531,031	$ 556,703	$ 3,869,627	$ 203,314	$ (50)	$—	$(256,099)	$ 3,816,792	$ 4,373,495	$ 640,965	$ 5,014,460
MFS® VIT - New Discovery Series Service Class	$(170,070)	$1,682,136	$(2,003,808)	$ (491,742)	$ 8,935,499	$ 377,288	$(131)	$—	$ 869,521	$10,182,177	$ 9,690,435	$3,101,126	$12,791,561
MFS® VIT II - MFS® Technology Initial Class	$ (9,019)	$ 374,478	$ (121,754)	$ 243,705	$ 415,777	$(231,856)	$ —	$—	$(463,846)	$ (279,925)	$ (36,220)	$1,498,927	$ 1,462,707
MFS® VIT II Technology Service Class	$(245,966)	$ 768,853	$ 519,363	$1,042,250	$11,657,482	$ 542,756	$(185)	$—	$(148,374)	$12,051,679	$13,093,929	$4,798,306	$17,892,235
MFS® VIT - MFS® Value Series Initial Class	$ 5,090	$ 30,239	$ 77,692	$ 113,021	$ 201,888	$ (87,214)	$ —	$—	$ (51,870)	$ 62,804	$ 175,825	$ 469,732	$ 645,557
MFS® VIT Value Series Service Class	$ (26,163)	$ 148,411	$ 633,248	$ 755,496	$ 5,867,812	$ 231,328	$ (43)	$—	$ (2,972)	$ 6,096,125	$ 6,851,621	$ 768,366	$ 7,619,987
PIMCO VIT Emerging Markets Bond Institutional Class	$ 8,362	$ 5,696	$ (20,894)	$ (6,836)	$ 10,471	$ (34,862)	$ —	$—	$(106,156)	$ (124,608)	$ (131,444)	$ 295,297	$ 163,853
PIMCO VIT Emerging Markets Bond Advisor Class	$ 20,794	$ (21)	$ (57,880)	$ (37,107)	$ 1,116,821	$ 4,130	$ (10)	$—	$ 127,370	$ 1,248,311	$ 1,211,204	$ 246,490	$ 1,457,694
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$ 3,294	$ 1,675	$ (8,651)	$ (3,682)	$ 14,927	$ 4,960	$ —	$—	$ (17,933)	$ (3,985)	$ (7,667)	$ 85,241	$ 77,574
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$ 64,121	$ 31,848	$ (278,520)	$ (182,551)	$ 2,929,670	$ 42,294	$ (15)	$—	$ 370,734	$ 3,342,683	$ 3,160,132	$ 863,759	$ 4,023,891
PIMCO VIT Long-Term U.S. Government Institutional Class	$ 7,577	$ 6,805	$ (50,330)	$ (35,948)	$ 448,375	$(258,581)	$ —	$—	$(613,882)	$ (424,088)	$ (460,036)	$ 977,200	$ 517,164
PIMCO VIT Long-Term US Government Advisor Class	$ (65,408)	$1,667,025	$(1,783,458)	$ (181,841)	$ 8,797,843	$ 231,985	$(134)	$—	$(118,673)	$ 8,911,021	$ 8,729,180	$4,366,319	$13,095,499
PIMCO VIT Real Return Institutional Class	$ 9,338	$ 4,952	$ (4,155)	$ 10,135	$ —	$ (38,449)	$ —	$—	$ 30,459	$ (7,990)	$ 2,145	$ 223,760	$ 225,905
PIMCO VIT Real Return Advisor Class	$ 480,529	$ 3,326	$ 147,154	$ 631,009	$21,613,923	$ 228,313	$(126)	$—	$ 308,225	$22,150,335	$22,781,344	$5,937,347	$28,718,691
Principal Capital Appreciation Class 2	$ (62,939)	$ 243,643	$ 894,008	$1,074,712	$ 4,958,450	$ 256,788	$ (85)	$—	$(247,034)	$ 4,968,119	$ 6,042,831	$1,833,496	$ 7,876,327
Principal Diversified International	$ 643	$ 9,413	$ 7,429	$ 17,485	$ 39,804	$ (29,159)	$ —	$—	$ 65,133	$ 75,778	$ 93,263	$ 204,193	$ 297,456
Principal Government & High Quality Bond	$ 4,011	$ (228)	$ (10,372)	$ (6,589)	$ 127,324	$ (14,309)	$ —	$—	$ 66,938	$ 179,953	$ 173,364	$ 249,763	$ 423,127
Principal Small Cap	$ (2,096)	$ 43,783	$ 33,466	$ 75,153	$ 172,825	$ (47,163)	$ —	$—	$ (82,251)	$ 43,411	$ 118,564	$ 364,744	$ 483,308
Principal VC Equity Income Class 2	$ 18,814	$ 25,187	$ 1,255,918	$1,299,919	$10,669,686	$ 292,646	$ (63)	$—	$ 368,999	$11,331,268	$12,631,187	$2,628,630	$15,259,817
Putnam VT International Value Class 1B	$ (9,161)	$ 15,601	$ 52,808	$ 59,248	$ 1,494,419	$ 31,405	$ (24)	$—	$ 67,852	$ 1,593,652	$ 1,652,900	$ 320,332	$ 1,973,232
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Putnam VT Research Class 1B	$ (115,135)	$ 232,466	$ 814,928	$ 932,259	$ 8,219,223	$ 253,054	$ (50)	$ —	$ (225,690)	$ 8,246,537	$ 9,178,796	$ 1,396,070	$ 10,574,866
Templeton Global Bond VIP Class 1	$ (2,702)	$ (12,379)	$ (6,446)	$ (21,527)	$ 60,651	$ (52,052)	$ —	$ —	$ 57,895	$ 66,494	$ 44,967	$ 374,605	$ 419,572
Templeton Global Bond VIP Class 2	$ (47,964)	$ (119)	$ (99,817)	$ (147,900)	$ 2,620,636	$ 110,929	$ (32)	$ —	$ 348,627	$ 3,080,160	$ 2,932,260	$ 799,252	$ 3,731,512
Thrivent Aggressive Allocation	$ (7,908,927)	$116,725,889	$137,827,221	$ 246,644,183	$151,908,562	$(100,904,818)	$(150,457)	$ 8,309	$(20,851,491)	$ 30,010,105	$276,654,288	$1,315,366,149	$ 1,592,020,437
Thrivent All Cap Subaccount	$ (1,089,582)	$ 8,630,393	$ 16,647,656	$ 24,188,467	$ 9,952,072	$ (6,606,554)	$ (3,612)	$ 37,271	$ 2,139,227	$ 5,518,404	$ 29,706,871	$ 104,192,038	$ 133,898,909
Thrivent Balanced Income Plus	$ 3,389,120	$ 9,564,218	$ 20,325,205	$ 33,278,543	$ 19,378,810	$ (20,958,174)	$ (7,233)	$ 5,647	$ 17,521,835	$ 15,940,885	$ 49,219,428	$ 295,972,316	$ 345,191,744
Thrivent Diversified Income Plus	$ 13,303,806	$ 13,276,774	$ 14,903,194	$ 41,483,774	$ 42,060,156	$ (62,408,723)	$ (19,611)	$ 5,602	$ 16,347,384	$ (4,015,192)	$ 37,468,582	$ 750,655,046	$ 788,123,628
Thrivent ESG Index	$ (262,884)	$ 666,723	$ 3,893,414	$ 4,297,253	$ 7,132,341	$ (265,329)	$ (484)	$ —	$ 13,068,754	$ 19,935,282	$ 24,232,535	$ 6,682,274	$ 30,914,809
Thrivent Global Stock	$ (857,925)	$ 15,883,441	$ 25,567,136	$ 40,592,652	$ 12,108,216	$ (16,061,039)	$ (5,562)	$ 17,313	$ (3,189,603)	$ (7,130,675)	$ 33,461,977	$ 214,093,727	$ 247,555,704
Thrivent Government Bond	$ 31,657	$ 4,391,196	$ (9,848,466)	$ (5,425,613)	$ 13,622,894	$ (17,336,891)	$ (5,875)	$ 1,017	$(17,540,433)	$ (21,259,288)	$ (26,684,901)	$ 200,209,449	$ 173,524,548
Thrivent High Yield	$ 9,491,049	$ (733,169)	$ (62,590)	$ 8,695,290	$ 60,332,651	$ (16,689,684)	$ (8,200)	$ 34,870	$ 12,306,285	$ 55,975,922	$ 64,671,212	$ 268,932,773	$ 333,603,985
Thrivent Income	$ 6,313,349	$ 16,358,253	$ (30,951,785)	$ (8,280,183)	$ 88,533,030	$ (30,815,217)	$ (8,129)	$ 13,735	$ (3,241,624)	$ 54,481,795	$ 46,201,612	$ 434,815,946	$ 481,017,558
Thrivent International Allocation	$ 822,708	$ 7,009,090	$ 25,681,064	$ 33,512,862	$ 9,694,215	$ (19,757,145)	$ (6,732)	$ 9,641	$ (7,886,056)	$ (17,946,077)	$ 15,566,785	$ 262,864,089	$ 278,430,874
Thrivent International Index	$ (194,211)	$ 308,312	$ 783,107	$ 897,208	$ 7,436,915	$ (218,819)	$ (340)	$ 810	$ 5,207,729	$ 12,426,295	$ 13,323,503	$ 6,769,981	$ 20,093,484
Thrivent Large Cap Growth	$(13,597,543)	$181,224,408	$ 51,223,125	$ 218,849,990	$105,975,725	$ (71,971,113)	$ (32,151)	$ 78,132	$(78,995,834)	$ (44,945,241)	$173,904,749	$1,061,750,788	$ 1,235,655,537
Thrivent Large Cap Index	$ 566,339	$ 75,568,300	$175,293,115	$ 251,427,754	$ 97,613,363	$ (65,256,987)	$ (35,521)	$ 11,616	$(33,265,329)	$ (932,858)	$250,494,896	$ 946,222,165	$ 1,196,717,061
Thrivent Large Cap Value	$ (169,643)	$ 23,042,714	$ 58,541,313	$ 81,414,384	$ 28,030,800	$ (24,034,095)	$ (5,958)	$ 16,144	$ 70,224,317	$ 74,231,208	$155,645,592	$ 236,539,549	$ 392,185,141
Thrivent Limited Maturity Bond	$ 891,334	$ 1,566,896	$ (6,586,863)	$ (4,128,633)	$ 54,184,969	$ (47,531,153)	$ (7,405)	$ 5,491	$ (1,534,315)	$ 5,117,587	$ 988,954	$ 382,320,724	$ 383,309,678
Thrivent Low Volatility Equity	$ 106,666	$ 1,537,344	$ 5,652,295	$ 7,296,305	$ 4,251,012	$ (2,530,158)	$ (898)	$ (620)	$ 452,120	$ 2,171,456	$ 9,467,761	$ 42,299,248	$ 51,767,009
Thrivent Mid Cap Growth	$ (630,126)	$ 2,251,733	$ 1,979,762	$ 3,601,369	$ 15,382,575	$ (1,038,509)	$ (1,315)	$ —	$ 7,608,852	$ 21,951,603	$ 25,552,972	$ 25,785,096	$ 51,338,068
Thrivent Mid Cap Index	$ (1,868,685)	$ 30,162,429	$ 72,059,641	$ 100,353,385	$ 38,072,351	$ (32,504,448)	$ (19,958)	$ 6,126	$(21,075,138)	$ (15,521,067)	$ 84,832,318	$ 447,450,110	$ 532,282,428
Thrivent Mid Cap Stock	$ (5,923,283)	$ 53,902,027	$ 79,610,215	$ 127,588,959	$ 61,336,781	$ (33,997,352)	$ (15,670)	$ 124,346	$ (790,186)	$ 26,657,919	$154,246,878	$ 464,981,691	$ 619,228,569
Thrivent Mid Cap Value	$ (151,941)	$ 1,209,267	$ 1,866,982	$ 2,924,308	$ 5,876,030	$ (656,190)	$ (494)	$ —	$ 16,358,314	$ 21,577,660	$ 24,501,968	$ 2,648,090	$ 27,150,058
Thrivent Moderate Allocation	$ (9,282,043)	$821,692,706	$243,189,306	$1,055,599,969	$395,859,678	$(847,430,560)	$(289,917)	$(224,400)	$ (1,949,375)	$(454,034,574)	$601,565,395	$9,859,224,387	$10,460,789,782
Thrivent Moderately Aggressive Allocation	$(16,552,995)	$476,286,335	$415,360,186	$ 875,093,526	$357,681,015	$(490,416,638)	$(352,139)	$ 56,885	$(93,539,176)	$(226,570,053)	$648,523,473	$6,072,214,856	$ 6,720,738,329
Thrivent Moderately Conservative Allocation	$ 14,069,769	$276,167,129	$ (399,825)	$ 289,837,073	$166,348,017	$(417,895,512)	$ (99,678)	$ 210,400	$ 1,222,522	$(250,214,251)	$ 39,622,822	$5,315,293,591	$ 5,354,916,413
Thrivent Money Market	$ (2,904,057)	$ —	$ —	$ (2,904,057)	$ 55,675,264	$ (37,551,103)	$ (7,283)	$ 41	$(84,909,698)	$ (66,792,779)	$ (69,696,836)	$ 271,701,235	$ 202,004,399
Thrivent Multidimensional Income	$ 480,938	$ 351,588	$ 559,793	$ 1,392,319	$ 4,876,252	$ (2,762,261)	$ (262)	$ (84)	$ 24,882,614	$ 26,996,259	$ 28,388,578	$ 26,166,991	$ 54,555,569
Thrivent Opportunity Income Plus	$ 3,758,860	$ 366,851	$ (3,073,137)	$ 1,052,574	$ 10,700,873	$ (21,961,882)	$ (3,837)	$ 1,072	$ 6,791,804	$ (4,471,970)	$ (3,419,396)	$ 222,189,723	$ 218,770,327
Thrivent Partner Emerging Markets Equity	$ (1,019,176)	$ 5,584,843	$ (10,147,508)	$ (5,581,841)	$ 4,894,404	$ (7,214,023)	$ (3,369)	$ 768	$ 2,274,670	$ (47,550)	$ (5,629,391)	$ 86,966,301	$ 81,336,910
Thrivent Partner Healthcare	$ (2,699,652)	$ 26,471,900	$ 4,548,203	$ 28,320,451	$ 21,099,908	$ (15,141,657)	$ (11,078)	$ 720	$ (1,358,194)	$ 4,589,699	$ 32,910,150	$ 246,553,932	$ 279,464,082
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Real Estate Securities	$ 163,180	$ 7,691,731	$45,125,742	$ 52,980,653	$ 7,259,865	$(11,107,823)	$ (5,040)	$10,589	$ (715,956)	$ (4,558,365)	$48,422,288	$134,355,521	$182,777,809
Thrivent Small Cap Growth Subaccount	$(1,229,728)	$ 9,008,064	$ (532,454)	$ 7,245,882	$21,838,093	$ (3,590,989)	$ (2,721)	$ 787	$ 5,187,112	$23,432,282	$30,678,164	$ 63,415,976	$ 94,094,140
Thrivent Small Cap Index	$(2,562,575)	$26,470,753	$79,122,902	$103,031,080	$43,901,600	$(29,412,544)	$(18,818)	$ 5,699	$(23,714,687)	$ (9,238,750)	$93,792,330	$418,911,563	$512,703,893
Thrivent Small Cap Stock	$(1,552,796)	$24,069,705	$36,325,226	$ 58,842,135	$35,663,804	$(21,337,806)	$ (6,927)	$15,783	$ 6,452,614	$20,787,468	$79,629,603	$252,029,483	$331,659,086
Vanguard® VIF Capital Growth	$ 2,067	$ 171,064	$ 48,836	$ 221,967	$ 53,897	$ (120,231)	$ —	$ —	$ (193,297)	$ (259,631)	$ (37,664)	$ 1,145,847	$ 1,108,183
Vanguard® VIF International	$ (13,137)	$ 287,981	$ (378,335)	$ (103,491)	$ 559,231	$ (213,977)	$ —	$ —	$ 497,335	$ 842,589	$ 739,098	$ 2,034,331	$ 2,773,429
Vanguard® VIF Short-Term Investment-Grade	$ 2,996	$ 5,224	$ (37,445)	$ (29,225)	$ 729,854	$ (65,669)	$ —	$ —	$ 1,463,752	$ 2,127,937	$ 2,098,712	$ 681,017	$ 2,779,729
Vanguard® VIF Small Company Growth	$ (2,991)	$ 91,086	$ 10,678	$ 98,773	$ —	$ (125,916)	$ —	$ —	$ (88,481)	$ (214,397)	$ (115,624)	$ 798,615	$ 682,991
Vanguard® VIF Total Bond Market Index	$ 135,061	$ 112,306	$ (443,805)	$ (196,438)	$ 1,154,058	$ (2,429,601)	$ —	$ —	$ (31,220)	$ (1,306,763)	$ (1,503,201)	$ 8,340,789	$ 6,837,588
Vanguard® VIF Total Stock Market Index	$ 56,738	$ 1,010,259	$ 658,838	$ 1,725,835	$ 859,671	$ (926,349)	$ —	$ —	$ (1,340,433)	$ (1,407,111)	$ 318,724	$ 7,545,779	$ 7,864,503
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
American Funds IS® Global Growth Class 1	$ (2,077)	$116,548	$ 103,594	$218,065	$ 74,030	$(267,184)	$—	$—	$(149,002)	$ (342,156)	$ (124,091)	$ 764,617	$ 640,526
American Funds IS® Global Growth Class 4*	$(17,004)	$ 430	$ 513,617	$497,043	$ 4,489,440	$ 331,768	$—	$—	$ 394,299	$ 5,215,507	$ 5,712,550	$ —	$ 5,712,550
American Funds IS® Growth-Income Class 1	$ 4,140	$ 22,605	$ 43,125	$ 69,870	$ 341,862	$ (62,590)	$—	$—	$ (36,564)	$ 242,708	$ 312,578	$ 451,569	$ 764,147
American Funds IS® Growth-Income Class 4*	$ 16,988	$ 4,951	$ 403,219	$425,158	$ 4,903,258	$ 152,192	$—	$—	$ 79,062	$ 5,134,512	$ 5,559,670	$ —	$ 5,559,670
American Funds IS® International Growth and Income Class 4*	$ 4,573	$ 1,263	$ 119,489	$125,325	$ 999,352	$ 11,041	$—	$—	$ (7,590)	$ 1,002,803	$ 1,128,128	$ —	$ 1,128,128
American Funds IS® International Class 1	$ 1,427	$ (17,699)	$ 153,478	$137,206	$ 55,976	$(110,555)	$—	$—	$(129,431)	$ (184,010)	$ (46,804)	$1,308,350	$ 1,261,546
American Funds IS® International Class 4*	$ (706)	$ 576	$ 132,705	$132,575	$ 763,704	$ 95,189	$—	$—	$ 29,393	$ 888,286	$ 1,020,861	$ —	$ 1,020,861
BlackRock Total Return V.I. Class I	$ 2,920	$ 13,626	$ (2,733)	$ 13,813	$ —	$ (18,296)	$—	$—	$ 85,000	$ 66,704	$ 80,517	$ 169,330	$ 249,847
BlackRock Total Return V.I. Class III*	$(15,904)	$516,100	$(445,151)	$ 55,045	$10,372,207	$ 523,469	$—	$—	$ 449,066	$11,344,742	$11,399,787	$ —	$11,399,787
DFA VA International Small Portfolio	$ 4,063	$ (18,705)	$ 32,748	$ 18,106	$ 34,709	$ (15,043)	$—	$—	$(141,988)	$ (122,322)	$ (104,216)	$ 467,093	$ 362,877
DFA VA US Targeted Value	$ 9,092	$ (13,387)	$ 67,130	$ 62,835	$ 6,001	$(171,038)	$—	$—	$ 83,012	$ (82,025)	$ (19,190)	$1,076,390	$ 1,057,200
Eaton Vance VT Floating-Rate Income Initial Share Class*	$ 3,529	$ 299	$ 22,643	$ 26,471	$ 1,241,266	$ 80,420	$—	$—	$ 22,185	$ 1,343,871	$ 1,370,342	$ —	$ 1,370,342
Fidelity® VIP Emerging Markets Initial Class	$ 2,539	$174,535	$ 190,102	$367,176	$ 66,561	$(127,330)	$—	$—	$(143,133)	$ (203,902)	$ 163,274	$1,218,772	$ 1,382,046
Fidelity VIP Emerging Markets Service Class 2*	$ 567	$ 39,166	$ 282,948	$322,681	$ 1,998,473	$ 110,000	$—	$—	$ 5,821	$ 2,114,294	$ 2,436,975	$ —	$ 2,436,975
Fidelity VIP Energy Service Class 2*	$ 8,530	$ (49)	$ 63,866	$ 72,347	$ 497,613	$ 87,738	$—	$—	$ 15,380	$ 600,731	$ 673,078	$ —	$ 673,078
Fidelity® VIP International Capital Appreciation Initial Class	$ (1,785)	$ 38,825	$ 60,185	$ 97,225	$ 32,515	$ (12,154)	$—	$—	$(179,811)	$ (159,450)	$ (62,225)	$ 615,271	$ 553,046
Fidelity VIP International Capital Appreciation Service Class 2*	$(12,042)	$ 1,564	$ 386,618	$376,140	$ 4,408,382	$ 256,828	$—	$—	$ 22,982	$ 4,688,192	$ 5,064,332	$ —	$ 5,064,332
Fidelity® VIP Value Initial Class	$ 3,750	$ (5,136)	$ 12,861	$ 11,475	$ 43,237	$(147,240)	$—	$—	$ (59,010)	$ (163,013)	$ (151,538)	$ 524,795	$ 373,257
Fidelity VIP Value Service Class 2*	$ 6,432	$ 3,024	$ 227,393	$236,849	$ 1,452,111	$ 12,419	$—	$—	$ 5,671	$ 1,470,201	$ 1,707,050	$ —	$ 1,707,050
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Franklin Small Cap Value VIP Class 2*	$ (5,025)	$ 755	$216,798	$212,528	$1,559,584	$ 192,970	$—	$—	$ (15,891)	$1,736,663	$1,949,191	$ —	$1,949,191
Goldman Sachs VIT Core Fixed Income Service Shares*	$ 2,649	$ 49,791	$ (22,734)	$ 29,706	$6,880,661	$ 184,997	$—	$—	$ 161,396	$7,227,054	$7,256,760	$ —	$7,256,760
Goldman Sachs VIT Small Cap Equity Insights Service Shares*	$ (3,820)	$ 10,651	$122,221	$129,052	$ 716,300	$ 10,670	$—	$—	$ (6,508)	$ 720,462	$ 849,514	$ —	$ 849,514
Janus Henderson Enterprise Institutional Class	$ (7,468)	$139,322	$193,873	$325,727	$ 293,572	$(201,609)	$—	$—	$ 10,309	$ 102,272	$ 427,999	$1,282,642	$1,710,641
Janus Henderson VIT Enterprise Service Class*	$ (7,995)	$ 2,041	$258,086	$252,132	$2,168,707	$ 87,739	$—	$—	$ (18,347)	$2,238,099	$2,490,231	$ —	$2,490,231
Janus Henderson VIT Forty Service Class*	$(22,484)	$ 1,741	$464,202	$443,459	$5,118,847	$ 185,419	$—	$—	$ 401,034	$5,705,300	$6,148,759	$ —	$6,148,759
John Hancock Core Bond Trust Series I	$ 11,689	$ 25,819	$ 23,711	$ 61,219	$ 53,902	$ (33,678)	$—	$—	$(217,104)	$ (196,880)	$ (135,661)	$ 738,097	$ 602,436
John Hancock VIT Core Bond Trust Series II*	$ 17,177	$ (45)	$ (7,418)	$ 9,714	$2,314,988	$ 127,704	$—	$—	$ 209,093	$2,651,785	$2,661,499	$ —	$2,661,499
John Hancock International Equity Index Trust Series I	$ 2,986	$ 860	$ 28,819	$ 32,665	$ 15,794	$ (1,967)	$—	$—	$ 29,389	$ 43,216	$ 75,881	$ 117,505	$ 193,386
John Hancock International Small Company Trust Series II*	$ 2,007	$ 3,166	$ 26,405	$ 31,578	$ 272,892	$ 18,303	$—	$—	$ 35,922	$ 327,117	$ 358,695	$ —	$ 358,695
John Hancock Strategic Income Opportunities Trust Series I	$ 4,557	$ 215	$ 22,888	$ 27,660	$ 59,416	$ (29,620)	$—	$—	$ 15,490	$ 45,286	$ 72,946	$ 332,953	$ 405,899
John Hancock Strategic Income Opportunities Trust Series II*	$ 7,707	$ 391	$ 53,821	$ 61,919	$2,006,027	$ 183,303	$—	$—	$ 76,485	$2,265,815	$2,327,734	$ —	$2,327,734
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	$ 1,877	$ 9,309	$ 13,689	$ 24,875	$ —	$ (7,730)	$—	$—	$ 402	$ (7,328)	$ 17,547	$ 181,156	$ 198,703
MFS® VIT II - Core Equity Service Class*	$ (5,197)	$ 15,853	$130,178	$140,834	$1,495,372	$ 138,040	$—	$—	$ 20,549	$1,653,961	$1,794,795	$ —	$1,794,795
MFS® VIT III Global Real Estate Service Class*	$ (730)	$ 135	$ 24,873	$ 24,278	$ 424,513	$ 4,344	$—	$—	$ 3,528	$ 432,385	$ 456,663	$ —	$ 456,663
MFS® VIT II - MFS® Corporate Bond Initial Class	$ 11,184	$ 19,108	$ 7,885	$ 38,177	$ 51,998	$ (27,561)	$—	$—	$(187,783)	$ (163,346)	$ (125,169)	$ 412,007	$ 286,838
MFS® VIT III - MFS® Global Real Estate Initial Class	$ 4,548	$ 3,628	$ (6,632)	$ 1,544	$ 3,993	$ (3,423)	$—	$—	$ (3,626)	$ (3,056)	$ (1,512)	$ 123,594	$ 122,082
MFS® VIT II - MFS® International Intrinsic Value Initial Class	$ 2,046	$ 13,258	$ 64,955	$ 80,259	$ 12,599	$ (9,355)	$—	$—	$ (15,577)	$ (12,333)	$ 67,926	$ 406,989	$ 474,915
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
MFS® VIT III - MFS® Mid Cap Value Initial Class	$ 1,138	$ 1,124	$ 2,357	$ 4,619	$ 3,825	$ (1,956)	$—	$—	$ (32,887)	$ (31,018)	$ (26,399)	$ 170,357	$ 143,958
MFS® VIT III Mid Cap Value Service Class*	$ (1,075)	$ 3,482	$ 57,266	$ 59,673	$ 529,463	$ 45,365	$—	$—	$ 6,464	$ 581,292	$ 640,965	$ —	$ 640,965
MFS® VIT - New Discovery Series Service Class*	$ (9,375)	$ 26,242	$427,537	$444,404	$2,303,953	$ 231,777	$—	$—	$ 120,992	$2,656,722	$3,101,126	$ —	$3,101,126
MFS® VIT II - MFS® Technology Initial Class	$ (7,660)	$168,317	$403,831	$564,488	$ 280,663	$ (96,968)	$—	$—	$(389,655)	$ (205,960)	$ 358,528	$1,140,399	$1,498,927
MFS® VIT II Technology Service Class*	$ (9,632)	$ (170)	$369,893	$360,091	$3,821,119	$ 275,530	$—	$—	$ 341,566	$4,438,215	$4,798,306	$ —	$4,798,306
MFS® VIT - MFS® Value Series Initial Class	$ 5,104	$ 18,325	$ 4,843	$ 28,272	$ 92,307	$ (52,944)	$—	$—	$ 42,839	$ 82,202	$ 110,474	$ 359,258	$ 469,732
MFS® VIT Value Series Service Class*	$ (391)	$ 7,999	$ 50,586	$ 58,194	$ 670,065	$ 29,446	$—	$—	$ 10,661	$ 710,172	$ 768,366	$ —	$ 768,366
PIMCO VIT Emerging Markets Bond Institutional Class	$21,105	$ 9,563	$ (21,427)	$ 9,241	$ 21,600	$ (21,295)	$—	$—	$(443,782)	$ (443,477)	$ (434,236)	$ 729,533	$ 295,297
PIMCO VIT Emerging Markets Bond Advisor Class	$ 1,407	$ —	$ 6,133	$ 7,540	$ 228,524	$ 669	$—	$—	$ 9,757	$ 238,950	$ 246,490	$ —	$ 246,490
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	$ 1,874	$ (3,761)	$ 8,428	$ 6,541	$ 16,630	$ (27,040)	$—	$—	$ (51,655)	$ (62,065)	$ (55,524)	$ 140,765	$ 85,241
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	$ (1,413)	$ 20	$ 33,646	$ 32,253	$ 819,937	$ 1,060	$—	$—	$ 10,509	$ 831,506	$ 863,759	$ —	$ 863,759
PIMCO VIT Long-Term U.S. Government Institutional Class	$ 5,535	$ 14,145	$ (29,450)	$ (9,770)	$ 194,393	$ (52,589)	$—	$—	$ 671,694	$ 813,498	$ 803,728	$ 173,472	$ 977,200
PIMCO VIT Long-Term US Government Advisor Class	$ (1,701)	$ (3,444)	$ (74,168)	$ (79,313)	$3,847,812	$ 360,152	$—	$—	$ 237,668	$4,445,632	$4,366,319	$ —	$4,366,319
PIMCO VIT Real Return Institutional Class	$ 1,413	$ 2,152	$ 15,397	$ 18,962	$ 44,309	$ (18,188)	$—	$—	$ 8,880	$ 35,001	$ 53,963	$ 169,797	$ 223,760
PIMCO VIT Real Return Advisor Class	$ (5,100)	$ 253	$ 93,895	$ 89,048	$5,266,247	$ 267,065	$—	$—	$ 314,987	$5,848,299	$5,937,347	$ —	$5,937,347
Principal Capital Appreciation Class 2*	$ (1,482)	$ 21,990	$ 94,861	$115,369	$1,531,047	$ 121,755	$—	$—	$ 65,325	$1,718,127	$1,833,496	$ —	$1,833,496
Principal Diversified International	$ 4,169	$ 5,680	$ 31,444	$ 41,293	$ 24,499	$ (2,424)	$—	$—	$ 30,928	$ 53,003	$ 94,296	$ 109,897	$ 204,193
Principal Government & High Quality Bond	$ 8,503	$ 4,410	$ (4,283)	$ 8,630	$ 48,362	$(132,026)	$—	$—	$ (96,459)	$ (180,123)	$ (171,493)	$ 421,256	$ 249,763
Principal Small Cap	$ (536)	$ 20,371	$ 55,514	$ 75,349	$ 72,969	$ (58,881)	$—	$—	$ 54,915	$ 69,003	$ 144,352	$ 220,392	$ 364,744
Principal VC Equity Income Class 2*	$ 974	$ 14,899	$183,941	$199,814	$2,062,260	$ 325,142	$—	$—	$ 41,414	$2,428,816	$2,628,630	$ —	$2,628,630
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Putnam VT International Value Class 1B*	$ (760)	$ 275	$ 34,569	$ 34,084	$ 277,876	$ 91	$ —	$ —	$ 8,281	$ 286,248	$ 320,332	$ —	$ 320,332
Putnam VT Research Class 1B*	$ (2,298)	$ 71	$ 95,323	$ 93,096	$ 1,141,044	$ 84,567	$ —	$ —	$ 77,363	$ 1,302,974	$ 1,396,070	$ —	$ 1,396,070
Templeton Global Bond VIP Class 1	$ 24,512	$ (15,947)	$ (32,040)	$ (23,475)	$ 81,991	$ (27,095)	$ —	$ —	$ (107,579)	$ (52,683)	$ (76,158)	$ 450,763	$ 374,605
Templeton Global Bond VIP Class 2*	$ (2,832)	$ —	$ 3,043	$ 211	$ 772,424	$ 171	$ —	$ —	$ 26,446	$ 799,041	$ 799,252	$ —	$ 799,252
Thrivent Aggressive Allocation	$ (1,116,147)	$ 95,633,355	$ 88,957,256	$ 183,474,464	$ 92,543,963	$ (76,477,293)	$(166,667)	$ 5,858	$ (41,133,390)	$ (25,227,529)	$158,246,935	$1,157,119,214	$1,315,366,149
Thrivent All Cap Subaccount	$ (476,696)	$ 16,814,884	$ 2,148,813	$ 18,487,001	$ 4,106,752	$ (5,109,508)	$ (3,742)	$ (4,778)	$ (1,802,704)	$ (2,813,980)	$ 15,673,021	$ 88,519,017	$ 104,192,038
Thrivent Balanced Income Plus	$ 4,276,488	$ 339,666	$ 16,156,665	$ 20,772,819	$ 15,224,368	$ (16,784,139)	$ (7,990)	$ 8,753	$ (5,741,850)	$ (7,300,858)	$ 13,471,961	$ 282,500,355	$ 295,972,316
Thrivent Diversified Income Plus	$14,861,738	$ 7,060,819	$ 18,618,150	$ 40,540,707	$ 39,185,278	$ (55,595,725)	$ (22,793)	$ 5,242	$ (4,286,188)	$ (20,714,186)	$ 19,826,521	$ 730,828,525	$ 750,655,046
Thrivent ESG Index**	$ 23,111	$ 103,540	$ 638,332	$ 764,983	$ 1,958,463	$ 21,441	$ (29)	$ —	$ 3,937,416	$ 5,917,291	$ 6,682,274	$ —	$ 6,682,274
Thrivent Global Stock	$ 881,068	$ 22,533,238	$ 1,517,835	$ 24,932,141	$ 6,597,190	$ (14,013,106)	$ (6,821)	$ 9,592	$ (13,638,443)	$ (21,051,588)	$ 3,880,553	$ 210,213,174	$ 214,093,727
Thrivent Government Bond	$ 323,186	$ 1,966,058	$ 6,270,980	$ 8,560,224	$ 16,275,388	$ (13,731,961)	$ (6,704)	$ 3,453	$ 42,508,254	$ 45,048,430	$ 53,608,654	$ 146,600,795	$ 200,209,449
Thrivent High Yield	$ 9,821,091	$ (3,597,992)	$ (2,968,573)	$ 3,254,526	$ 27,222,871	$ (15,729,926)	$ (9,553)	$ 8,660	$ (1,764,213)	$ 9,727,839	$ 12,982,365	$ 255,950,408	$ 268,932,773
Thrivent Income	$ 5,487,932	$ 3,250,549	$ 23,891,181	$ 32,629,662	$ 56,402,304	$ (21,342,792)	$ (8,130)	$ 3,710	$ 87,963,093	$ 123,018,185	$155,647,847	$ 279,168,099	$ 434,815,946
Thrivent International Allocation	$ 4,810,706	$ 2,002,049	$ (2,548,413)	$ 4,264,342	$ 9,081,450	$ (17,507,001)	$ (8,210)	$ 4,862	$ (13,222,227)	$ (21,651,126)	$ (17,386,784)	$ 280,250,873	$ 262,864,089
Thrivent International Index**	$ 47,497	$ 77,653	$ 629,466	$ 754,616	$ 2,787,233	$ (109,556)	$ (14)	$ —	$ 3,337,702	$ 6,015,365	$ 6,769,981	$ —	$ 6,769,981
Thrivent Large Cap Growth	$ (7,012,029)	$ 65,203,120	$177,548,069	$ 235,739,160	$ 70,474,430	$ (48,567,001)	$ (22,309)	$ 2,255	$ 321,504,867	$ 343,392,242	$579,131,402	$ 482,619,386	$1,061,750,788
Thrivent Large Cap Index	$ 2,455,160	$ 41,423,740	$ 92,394,592	$ 136,273,492	$ 72,453,870	$ (50,828,449)	$ (37,945)	$ 11,733	$ (46,763,848)	$ (25,164,639)	$111,108,853	$ 835,113,312	$ 946,222,165
Thrivent Large Cap Value	$ 1,401,212	$ 7,347,959	$ (1,095,692)	$ 7,653,479	$ 10,365,308	$ (13,494,261)	$ (5,547)	$ 2,043	$ 6,417,969	$ 3,285,512	$ 10,938,991	$ 225,600,558	$ 236,539,549
Thrivent Limited Maturity Bond	$ 2,247,677	$ 265,098	$ 5,198,819	$ 7,711,594	$ 44,882,599	$ (33,087,317)	$ (7,058)	$ 5,425	$ 140,558,558	$ 152,352,207	$160,063,801	$ 222,256,923	$ 382,320,724
Thrivent Low Volatility Equity	$ 37,843	$ 621,666	$ (404,314)	$ 255,195	$ 4,423,181	$ (2,441,864)	$ (860)	$ —	$ 659,719	$ 2,640,176	$ 2,895,371	$ 39,403,877	$ 42,299,248
Thrivent Mid Cap Growth**	$ (97,862)	$ 284,203	$ 3,945,087	$ 4,131,428	$ 4,682,024	$ (5,087)	$ (152)	$ —	$ 16,976,883	$ 21,653,668	$ 25,785,096	$ —	$ 25,785,096
Thrivent Mid Cap Index	$ 206,761	$ 11,331,849	$ 36,740,224	$ 48,278,834	$ 28,717,186	$ (21,377,750)	$ (20,563)	$ 3,095	$ (15,965,118)	$ (8,643,150)	$ 39,635,684	$ 407,814,426	$ 447,450,110
Thrivent Mid Cap Stock	$ (2,934,645)	$ 16,842,553	$ 64,744,237	$ 78,652,145	$ 24,383,219	$ (24,716,443)	$ (16,599)	$ (2,706)	$ (16,296,350)	$ (16,648,879)	$ 62,003,266	$ 402,978,425	$ 464,981,691
Thrivent Mid Cap Value**	$ 9,423	$ 43,423	$ 229,837	$ 282,683	$ 524,579	$ (26,229)	$ (18)	$ —	$ 1,867,075	$ 2,365,407	$ 2,648,090	$ —	$ 2,648,090
Thrivent Moderate Allocation	$31,171,295	$580,902,664	$417,709,126	$1,029,783,085	$340,084,588	$(701,767,457)	$(325,388)	$181,685	$(177,636,819)	$(539,463,391)	$490,319,694	$9,368,904,693	$9,859,224,387
Thrivent Moderately Aggressive Allocation	$ 8,063,375	$461,340,598	$213,809,509	$ 683,213,482	$280,024,927	$(376,419,868)	$(405,427)	$ 41,049	$(228,118,122)	$(324,877,441)	$358,336,041	$5,713,878,815	$6,072,214,856
Thrivent Moderately Conservative Allocation	$34,704,754	$199,968,218	$185,394,521	$ 420,067,493	$218,313,271	$(365,941,530)	$(108,473)	$ (6,019)	$ 60,067,358	$ (87,675,393)	$332,392,100	$4,982,901,491	$5,315,293,591
Thrivent Money Market	$ (2,609,784)	$ —	$ —	$ (2,609,784)	$ 82,255,333	$ (56,802,927)	$ (6,668)	$ 143	$ 82,877,877	$ 108,323,758	$105,713,974	$ 165,987,261	$ 271,701,235
Thrivent Multidimensional Income	$ (301,127)	$ (409,106)	$ 1,583,271	$ 873,038	$ 2,030,992	$ (1,985,087)	$ (305)	$ 135	$ 1,138,543	$ 1,184,278	$ 2,057,316	$ 24,109,675	$ 26,166,991
Thrivent Opportunity Income Plus	$ 4,283,479	$ (1,413,640)	$ 3,038,230	$ 5,908,069	$ 13,474,725	$ (19,166,071)	$ (4,108)	$ 3,009	$ 15,841,938	$ 10,149,493	$ 16,057,562	$ 206,132,161	$ 222,189,723
The accompanying notes are an integral part of these financial statements.

Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Adjustments to annuity reserves	Transfers between subaccounts
Thrivent Partner Emerging Markets Equity	$ 691,689	$ 1,547,083	$ 14,988,068	$ 17,226,840	$ 3,365,067	$ (5,944,177)	$ (4,225)	$ 520	$ (6,390,391)	$ (8,973,206)	$ 8,253,634	$ 78,712,667	$ 86,966,301
Thrivent Partner Healthcare	$(1,866,210)	$10,613,009	$ 26,991,037	$ 35,737,836	$12,462,540	$(12,903,768)	$(13,970)	$ 832	$ (1,096,694)	$ (1,551,060)	$ 34,186,776	$212,367,156	$246,553,932
Thrivent Real Estate Securities	$ 991,989	$ 3,485,549	$(15,440,128)	$(10,962,590)	$ 5,492,801	$ (9,364,737)	$ (6,297)	$3,410	$ (6,743,262)	$(10,618,085)	$(21,580,675)	$155,936,196	$134,355,521
Thrivent Small Cap Growth Subaccount	$ (429,939)	$ 1,334,895	$ 16,748,438	$ 17,653,394	$ 9,641,103	$ (1,465,724)	$ (1,021)	$ 63	$17,646,787	$ 25,821,208	$ 43,474,602	$ 19,941,374	$ 63,415,976
Thrivent Small Cap Index	$ (429,370)	$ 9,907,383	$ 29,141,415	$ 38,619,428	$29,290,575	$(19,033,269)	$(18,223)	$5,953	$ (9,483,161)	$ 761,875	$ 39,381,303	$379,530,260	$418,911,563
Thrivent Small Cap Stock	$(1,118,935)	$20,242,375	$ 24,086,684	$ 43,210,124	$ 9,795,195	$(13,064,207)	$ (7,434)	$2,503	$ (6,228,925)	$ (9,502,868)	$ 33,707,256	$218,322,227	$252,029,483
Vanguard® VIF Capital Growth	$ 7,850	$ 106,675	$ 87,610	$ 202,135	$ 30,879	$ (279,672)	$ —	$ —	$ (40,376)	$ (289,169)	$ (87,034)	$ 1,232,881	$ 1,145,847
Vanguard® VIF International	$ 7,801	$ 117,383	$ 634,923	$ 760,107	$ 319,802	$ (69,184)	$ —	$ —	$ (225,211)	$ 25,407	$ 785,514	$ 1,248,817	$ 2,034,331
Vanguard® VIF Short-Term Investment-Grade	$ 19,049	$ 20,208	$ 5,153	$ 44,410	$ 160,080	$ (233,516)	$ —	$ —	$ (245,318)	$ (318,754)	$ (274,344)	$ 955,361	$ 681,017
Vanguard® VIF Small Company Growth	$ (445)	$ 71,954	$ 95,362	$ 166,871	$ 35,242	$ (78,080)	$ —	$ —	$ (321,939)	$ (364,777)	$ (197,906)	$ 996,521	$ 798,615
Vanguard® VIF Total Bond Market Index	$ 122,317	$ 56,358	$ 260,510	$ 439,185	$ 868,507	$ (457,310)	$ —	$ —	$ 1,248,449	$ 1,659,646	$ 2,098,831	$ 6,241,958	$ 8,340,789
Vanguard® VIF Total Stock Market Index	$ 50,701	$ 274,341	$ 866,671	$ 1,191,713	$ 1,072,087	$ (629,569)	$ —	$ —	$ 630,543	$ 1,073,061	$ 2,264,774	$ 5,281,005	$ 7,545,779
*For the period June 30, 2020 (commencement of operations) to December 31, 2020.
**For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
(1) ORGANIZATION
The Thrivent Variable Annuity Account I (the Variable Account), is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account, which commenced operations on October 31, 2002, contains 99 subaccounts as shown below. 32 of the subaccounts invest in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds.) For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2021, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
*American Funds IS® Global Growth	American Funds Insurance Series — Global Growth Portfolio Class 1
**American Funds IS® Global Growth Class 4 (b)	American Funds Insurance Series — Global Growth Portfolio Class 4
*American Funds IS® Growth-Income	American Funds Insurance Series — Growth-Income Portfolio Class 1
**American Funds IS® Growth-Income Class 4 (b)	American Funds Insurance Series — Growth-Income Portfolio Class 4
**American Funds IS International Growth and Income Class 4 (b)	American Funds Insurance Series — International Growth and Income Portfolio Class 4
*American Funds IS® International	American Funds Insurance Series — International Portfolio Class 1
**American Funds IS® International Class 4 (b)	American Funds Insurance Series — International Portfolio Class 4
*BlackRock Total Return V.I. Class I	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class I
**BlackRock Total Return V.I. Class III (b)	Blackrock Variable Series Funds, Inc.- Total Return V.I. Portfolio Class III
*DFA VA International Small Portfolio	Dimensional Instutional Class- International Small Portfolio
*DFA VA US Targeted Value	Dimensional Instutional Class- Targeted Value Portfolio
**Eaton Vance VT Floating-Rate Income	Eaton Vance VT Floating-Rate Income Initial Share Class
*Fidelity® VIP Emerging Markets Initial Class	Fidelity Variable Insurance Products — Emerging Markets Portfolio Initial Class
**Fidelity VIP Emerging Markets Service Class 2 (b)	Fidelity Variable Insurance Products — Emerging Markets Portfolio Service Class 2
**Fidelity VIP Energy Service Class 2 (b)	Fidelity Variable Insurance Products — Energy Portfolio Service Class 2
*Fidelity® VIP International Capital Appreciation Initial Class	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Initial Class
**Fidelity® VIP International Capital Appreciation Service Class 2 (b)	Fidelity Variable Insurance Products — International Capital Appreciation Portfolio Service Class 2

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
*Fidelity® VIP Value Initial Class	Fidelity Variable Insurance Products — Value Portfolio Initial Class
**Fidelity VIP Value Service Class 2 (b)	Fidelity Variable Insurance Products — Value Portfolio Service Class 2
**Franklin Small Cap Value VIP Class 2 (b)	Franklin Small Cap Value VIP Portfolio Class 2
**Goldman Sachs VIT Core Fixed Income Service Shares (b)	Goldman Sachs VIT Core Fixed Income Portfolio Service Shares
**Goldman Sachs VIT Small Cap Equity Insights Service Shares (b)	Goldman Sachs VIT Small Cap Equity Insights Portfolio Service Shares
*Janus Henderson Enterprise Institutional Class	Janus Henderson Institutional Class — Enterprise Portfolio
**Janus Henderson VIT Enterprise Service Class (b)	Janus Henderson VIT Enterprise Portfolio Service Shares
**Janus Henderson VIT Forty Service Class (b)	Janus Henderson VIT Forty Portfolio Service Shares
*John Hancock Core Bond Trust Series I	John Hancock Core Bond Trust Portfolio Series I
**John Hancock VIT Core Bond Trust Series II (b)	John Hancock Core Bond Trust Portfolio Series II
*John Hancock International Equity Index Trust Series I	John Hancock International Equity Index Trust Portfolio Series I
**John Hancock International Small Company Trust Series II (b)	John Hancock International Small Company Trust Portfolio Series II
*John Hancock Strategic Income Opportunities Trust Series I	John Hancock Strategic Income Opportunities Trust Portfolio Series I
**John Hancock Strategic Income Opportunities Trust Series II (b)	John Hancock Strategic Income Opportunities Trust Portfolio Series II
*MFS® VIT II — **MFS® Blended Research Core Equity	MFS Blended Research Core Equity Portfolio Initial Class
**MFS® VIT II — Core Equity Service Class (b)	MFS Variable Insurance Trust II — Core Equity Portfolio Service Share Class
**MFS® VIT III Global Real Estate Service Class (b)	MFS Variable Insurance Trust III — Global Real Estate Portfolio Service Share Class
*MFS® VIT II — **MFS® Corporate Bond	MFS Corporate Bond Portfolio Initial Class
*MFS® VIT III — **MFS® Global Real Estate	MFS Global Real Estate Portfolio Initial Class

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
*MFS® VIT II — **MFS® International Intrinsic Value (d)	MFS International Intrinsic Value Portfolio Initial Class
*MFS® VIT III — **MFS® Mid Cap Value	MFS Mid Cap Value Portfolio Initial Class
**MFS® VIT III Mid Cap Value Service Class (b)	MFS Variable Insurance Trust III — Mid Cap Value Portfolio Service Share Class
**MFS® VIT — New Discovery Series Service Class (b)	MFS Variable Insurance Trust — New Discovery Sereies Service Share Class
*MFS® VIT II — MFS® Technology Initial Class	MFS Initial Class — Technology Portfolio
**MFS® VIT II Technology Service Class (b)	MFS Variable Insurance Trust II — Techonology Portfolio Service Share Class
*MFS® VIT — **MFS® Value Series	MFS Value Series Portfolio Initial Class
**MFS® VIT Value Series Service Class (b)	MFS Variable Insurance Trust — Value Series Service Share Class
*PIMCO VIT Emerging Markets Bond Institutional Class	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
**PIMCO VIT Emerging Markets Bond Advisor Class (b)	PIMCO VIT Emerging Markets Bond Advisor Class
*PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	PIMCO VIT Global Bond Opportunities (Unhedged) Portfolio Institutional Class
**PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class (b)	PIMC VIT — Global Bond Opportunities (Unhedged) Portfolio Advisor Class
*PIMCO VIT Long-Term U.S. Government Institutional Class	PIMCO VIT Long -Term U.S. Goverment Portfolio Institutional Class
**PIMCO VIT Long-Term US Government Advisor Class (b)	PIMCO VIT — Long -Term U.S. Goverment Portfolio Advisor Class
*PIMCO VIT Real Return Institutional Class	PIMCO VIT Real Return Portfolio Institutional Class
**PIMCO VIT Real Return Advisor Class (b)	PIMCO VIT — Real Return Portfolio Advisor Class
**Principal Capital Appreciation Class 2 (b)	Principal Capital Appreciation Portfolio Class 2
*Principal Diversified International	Principal Variable Contracts Funds, Inc. — Diversified International Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
*Principal Government & High Quality Bond	Principal Variable Contracts Funds, Inc. — Government & High Quality Bond Portfolio
*Principal Small Cap	Principal Variable Contracts Funds, Inc. — Small Cap Portfolio
**Principal VC Equity Income Class 2 (b)	Principal VC Equity Income Portfolio Class 2
**Putnam VT International Value Class 1B (b)	Putnam VT International Value Portfolio Class 1B
**Putnam VT Research Class 1B (b)	Putnam VT Research Portfolio Class 1B
*Templeton Global Bond VIP Class 1	Templeton Global Bond VIP Portfolio Class 1
**Templeton Global Bond VIP Class 2 (b)	Templeton Global Bond VIP Portfolio Class 2
***Thrivent Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
****Thrivent All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
****Thrivent Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
****Thrivent Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
****Thrivent ESG Index (c)	Thrivent Series Fund, Inc. — ESG Index Portfolio
****Thrivent Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
****Thrivent Government Bond	Thrivent Series Fund, Inc. — Government Bond
****Thrivent High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
****Thrivent Income	Thrivent Series Fund, Inc. — Income Portfolio
****Thrivent International Allocation	Thrivent Series Fund, Inc. — International Allocation Portfolio
****Thrivent International Index (c)	Thrivent Series Fund, Inc. — International Index Portfolio
****Thrivent Large Cap Growth (a)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
****Thrivent Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
****Thrivent Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
****Thrivent Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
****Thrivent Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
****Thrivent Mid Cap Growth (c)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
****Thrivent Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
****Thrivent Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
****Thrivent Mid Cap Value (c)	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
Subaccount	Series
***Thrivent Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
***Thrivent Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
***Thrivent Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
****Thrivent Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
****Thrivent Mulitidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
****Thrivent Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
****Thrivent Partner Emerging Markets Equity	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
****Thrivent Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
****Thrivent Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
****Thrivent Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
****Thrivent Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
****Thrivent Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
*Vanguard® VIF Capital Growth	Vanguard Variable Insurance Fund — Capital Growth Portfolio
*Vanguard® VIF International	Vanguard Variable Insurance Fund — International Portfolio
*Vanguard® VIF Short-Term Investment-Grade	Vanguard Variable Insurance Fund — Short-Term Investment Grade Portfolio
*Vanguard® VIF Small Company Growth	Vanguard Variable Insurance Fund — Small Company Growth Portfolio
*Vanguard® VIF Total Bond Market Index	Vanguard Variable Insurance Fund — Total Bond Market Index Portfolio
*Vanguard® VIF Total Stock Market Index	Vanguard Variable Insurance Fund — Total Stock Market Index Portfolio

(a)	Partner Growth Stock merged into the Large Cap Growth Portfolio as of August 31, 2020.
(b)	Statement of operations and of changes in net assets for the period June 30, 2020 (commencement of operations) to December 31, 2020.
(c)	Statement of operations and of changes in net assets for the period April 29, 2020 (commencement of operations) to December 31, 2020.
*Available in AdvisorFlex Variable Annuity only.**Available in Retirement Choice Variable Annuity only.***Available in Thrivent Variable Annuity 2002 and 2005 Series and Retirement Choice only.****Available in Thrivent Variable Annuity 2002 and 2005 Series, AdvisorFlex and Retirement Choice.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the VM21 regulation. The reserve rate is the maximum Single Premium Immediate Annuity (SPIA) valuation interest rate. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.
Death Claims
Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The COVID-19 pandemic that began in 2020 and the Russian conflict starting in February 2022 and measures taken by various governments to address these have affected economic activity. Thrivent has taken measures to monitor and help mitigate the effects. The impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 and the Russian conflict may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of these events.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
A surrender charge is deducted from the accumulated value of the contract to compensate Thrivent Financial if a contract is surrendered in whole or in part during the first seven years the contract is in force. The surrender charge is 6% during the first Contract Year for the 2002 series and 7% for the 2005 series. This charge decreases by 1% each subsequent contract year. The surrender charge for the AdvisorFlex VA Series is 2% during the first Contract Year and 1% for the second and third Contract Years. No surrender charge is deducted for surrenders occurring more than 3 years since the first premium was appplied. For purposes of the

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.10% — 2.50% of the average daily net assets of the Variable Account for the 2002 and 2005 series depending on the death benefit option of the contract as shown below. For AdvisorFlex VA series, a daily charge equivalent to an annual rate of 0.40% of the average daily net assets of the Variable Account is deducted for mortality and expense charges. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.95% for the 2002 and 2005 series. For the AdvisorFlex VA series, this rate is 0.40%. An administrative charge equivalent to an annual rate of 0.75% is charged for contracts that have the return protection allocation (RPA) benefit.*
Mortality and Expense Risk Charge 2002 Series	Current	Maximum
With Basic Death Benefit only	1.10%	1.25%
With Maximum Anniversary Death Benefit (MADB)	1.20	1.35
With Premium Accumulation Death Benefit (PADB)	1.35	1.50
With Earnings Addition Death Benefit (EADB)	1.30	1.45
With MADB and PADB	1.40	1.55
With MADB and EADB	1.35	1.50
With PADB and EADB	1.50	1.65
With MADB, PADB and EADB	1.55	1.70
With Basic Death Benefit & Return Protection Allocation (RPA)	1.85	2.00
With MADB and RPA	1.95	2.10

Mortality and Expense Risk Charge 2005 Series	Years 1-7	After 7 years
With Basic Death Benefit only	1.25%	1.15%
With MADB	1.45	1.35
With PADB	1.65	1.55
With EADB	1.50	1.40
With MADB and PADB	1.75	1.65
With MADB and EADB	1.60	1.50
With PADB and EADB	1.80	1.70
With MADB, PADB and EADB	1.90	1.80
With Basic Death Benefit & RPA	2.00	1.90
With MADB and RPA	2.20	2.10
With GLWB	2.00-2.50	1.90-2.40

Mortality and Expense Risk Charge AdvisorFlex VA Series	Current	Maximum
With Basic Death Benefit only	0.40%	0.50%
With MADB**	0.60%	0.90%

Mortality and Expense Risk Charge Retirement Choice Series	Current	Maximum
With Basic Death Benefit only	1.25%	1.25%
With MADB	1.50%	1.75%
With GLWB	1.55%	3.75%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
*The current RPA charge is 0.75% except for the 10 year allocation period in the RP Moderately Conservative Allocation which has a current charge of 0.50%.** The MADB charge for AdvisorFlex Variable Annuity is deducted quarterly, beginning three months after the Date of Issue. The MADB charge is deducted from theFixed Account and the Subaccounts of the Variable Account on a pro rata basis.
Fund Facilitation Fees AdvisorFlex Variable Annuity
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for expenses assumed from contracts with the Variable Investment Trusts. The charge is based on the average daily net assets of the Variable Account.
Subaccount	Current	Maximum
American Funds IS® Global Growth	0.35%	0.40%
American Funds IS® Growth-Income	0.35%	0.40%
American Funds IS® International	0.35%	0.40%
BlackRock Total Return V.I.	0.35%	0.40%
DFA VA International Small Portfolio	0.35%	0.40%
DFA VA US Targeted Value	0.35%	0.40%
Fidelity VIP Emerging Markets	0.20%	0.40%
Fidelity VIP Intl Capital Appreciation	0.20%	0.40%
Fidelity VIP Value	0.20%	0.40%
Janus Henderson Enterprise	0.20%	0.40%
JHVIT Core Bond Trust	0.10%	0.40%
JHVIT International Equity Index Trust B	0.10%	0.40%
JHVIT Strategic Income Opportunities Trust	0.10%	0.40%
MFS VIT II Blended Research Core Equity	0.10%	0.40%
MFS VIT II Corporate Bond	0.10%	0.40%
MFS VIT II International Intrinsic Value	0.10%	0.40%
MFS VIT II Technology	0.10%	0.40%
MFS VIT III Global Real Estate	0.10%	0.40%
MFS VIT III Mid Cap Value	0.10%	0.40%
MFS VIT Value Series	0.10%	0.40%
PIMCO VIT Emerging Markets Bond	0.35%	0.40%
PIMCO VIT Global Bond Opportunites (Unhedged)	0.35%	0.40%
PIMCO VIT Long-Term U.S. Government	0.35%	0.40%
PIMCO VIT Real Return	0.35%	0.40%
Principal Diversified International	0.35%	0.40%
Principal Government & High Quality Bond	0.35%	0.40%
Principal Small Cap	0.35%	0.40%
Templeton Global Bond VIP	0.20%	0.40%
Vanguard VIF Capital Growth	0.35%	0.40%
Vanguard VIF International	0.35%	0.40%
Vanguard VIF Short-Term Investment-Grade	0.35%	0.40%
Vanguard VIF Small Company Growth	0.35%	0.40%
Vanguard VIF Total Bond Market Index	0.10%	0.40%
Vanguard VIF Total Stock Market Index	0.10%	0.40%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES - continued
Additionally, during the year ended December 31, 2021, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions (including transfers among subaccounts) for accumulation and death claim units were as follows:
Subaccount	Units Outstanding at January 1, 2020	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021
American Funds IS® Global Growth Class 1	56,764	12,202	(32,351)	36,615	7,443	(7,825)	36,233
American Funds IS® Global Growth Class 4	—	637,874	(178,610)	459,264	3,433,133	(1,890,604)	2,001,793
American Funds IS® Growth-Income Class 1	33,107	36,167	(19,678)	49,596	43,906	(23,539)	69,963
American Funds IS® Growth-Income Class 4	—	672,697	(197,749)	474,948	2,235,321	(1,447,253)	1,263,016
American Funds IS® International Growth and Income Class 4	—	124,953	(34,001)	90,952	513,340	(268,463)	335,829
American Funds IS® International Class 1	111,382	15,472	(32,163)	94,691	5,614	(56,596)	43,709
American Funds IS® International Class 4	—	107,986	(27,956)	80,030	398,853	(225,912)	252,971
BlackRock Total Return V.I. Class I	15,686	8,654	(2,930)	21,410	895	(7,621)	14,684
BlackRock Total Return V.I. Class III	—	1,574,858	(457,082)	1,117,776	8,193,299	(4,491,280)	4,819,795
DFA VA International Small Portfolio	42,767	8,009	(20,181)	30,595	14,627	(19,612)	25,610
DFA VA US Targeted Value	96,658	17,411	(22,093)	91,976	145,187	(55,007)	182,156
Eaton Vance VT Floating-Rate Income Initial Share Class	—	192,863	(63,246)	129,617	1,898,580	(704,355)	1,323,842
Fidelity® VIP Emerging Markets Initial Class	98,656	14,302	(27,201)	85,757	20,279	(41,353)	64,683
Fidelity VIP Emerging Markets Service Class 2	—	251,570	(72,719)	178,851	1,458,227	(699,471)	937,607
Fidelity VIP Energy Service Class 2	—	86,726	(24,253)	62,473	424,685	(293,661)	193,497
Fidelity® VIP International Capital Appreciation Initial Class	47,586	3,103	(15,485)	35,204	28,244	(19,611)	43,837
Fidelity VIP International Capital Appreciation Service Class 2	—	555,053	(143,383)	411,670	2,819,132	(1,524,882)	1,705,920
Fidelity® VIP Value Initial Class	43,240	12,725	(26,848)	29,117	13,617	(6,402)	36,332
Fidelity VIP Value Service Class 2	—	185,551	(55,374)	130,177	881,271	(494,050)	517,398
Franklin Small Cap Value VIP Class 2	—	220,883	(68,699)	152,184	1,135,311	(660,485)	627,010

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2020	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021
Goldman Sachs VIT Core Fixed Income Service Shares	—	911,780	(197,629)	714,151	5,001,492	(2,813,215)	2,902,428
Goldman Sachs VIT Small Cap Equity Insights Service Shares	—	85,031	(18,744)	66,287	548,190	(290,475)	324,002
Janus Henderson Enterprise Institutional Class	86,587	42,541	(31,888)	97,240	34,662	(67,036)	64,866
Janus Henderson VIT Enterprise Service Class	—	280,325	(84,830)	195,495	1,286,452	(729,826)	752,121
Janus Henderson VIT Forty Service Class	—	626,745	(134,171)	492,574	3,974,253	(2,197,510)	2,269,317
John Hancock Core Bond Trust Series I	68,633	22,202	(39,089)	51,746	45,695	(11,619)	85,822
John Hancock Core Bond Trust Series II	—	319,775	(57,081)	262,694	1,989,062	(1,082,787)	1,168,969
John Hancock International Equity Index Trust B Series I	10,288	9,239	(4,163)	15,364	15,255	(9,446)	21,173
John Hancock International Small Company Trust Series II	—	36,750	(8,633)	28,117	270,882	(182,704)	116,295
John Hancock Strategic Income Opportunities Trust Series I	31,347	10,718	(6,698)	35,367	22,967	(10,330)	48,004
John Hancock Strategic Income Opportunities Trust Series II	—	324,852	(109,167)	215,685	2,346,014	(1,061,026)	1,500,673
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	13,848	348	(961)	13,235	4,295	(3,659)	13,871
MFS® VIT II - Core Equity Service Class	—	181,752	(33,174)	148,578	1,511,995	(837,678)	822,895
MFS® VIT III Global Real Estate Service Class	—	53,815	(14,354)	39,461	282,894	(136,272)	186,083
MFS® VIT II - MFS® Corporate Bond Initial Class	36,690	11,615	(25,087)	23,218	13,429	(10,856)	25,791
MFS® VIT III - MFS® Global Real Estate Initial Class	9,591	809	(1,018)	9,382	2,929	(1,854)	10,457
MFS® VIT II - MFS® International Intrinsic Value Initial Class	33,021	2,038	(2,928)	32,131	5,469	(9,302)	28,298
MFS® VIT III - MFS® Mid Cap Value Initial Class	13,858	3,591	(6,118)	11,331	103,644	(3,757)	111,218
MFS® VIT III Mid Cap Value Service Class	—	71,928	(20,500)	51,428	557,731	(297,230)	311,929
MFS® VIT - New Discovery Series Service Class	—	317,599	(92,298)	225,301	1,577,938	(876,792)	926,447
MFS® VIT II - MFS® Technology Initial Class	72,434	31,904	(39,174)	65,164	42,811	(51,759)	56,216

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2020	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021
MFS® VIT II Technology Service Class	—	516,904	(128,960)	387,944	2,329,312	(1,425,877)	1,291,379
MFS® VIT - MFS® Value Initial Class	28,905	19,375	(11,572)	36,708	14,959	(11,253)	40,414
MFS® VIT Value Series Service Class	—	79,739	(14,833)	64,906	873,255	(417,395)	520,766
PIMCO VIT Emerging Markets Bond Institutional Class	65,383	10,954	(51,384)	24,953	5,640	(16,298)	14,295
PIMCO VIT Emerging Markets Bond Advisor Class	—	27,560	(4,893)	22,667	178,652	(61,872)	139,447
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	13,620	2,831	(8,915)	7,536	1,375	(1,712)	7,199
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	—	117,997	(38,883)	79,114	660,815	(350,089)	389,840
PIMCO VIT Long-Term U.S. Government Institutional Class	15,492	78,220	(18,923)	74,789	81,558	(114,531)	41,816
PIMCO VIT Long-Term US Government Advisor Class	—	610,632	(158,258)	452,374	2,865,329	(1,873,419)	1,444,284
PIMCO VIT Real Return Institutional Class	15,889	5,249	(2,281)	18,857	3,893	(4,611)	18,139
PIMCO VIT Real Return Advisor Class	—	827,253	(260,357)	566,896	4,366,226	(2,300,916)	2,632,206
Principal Capital Appreciation Class 2	—	188,986	(38,750)	150,236	839,933	(477,607)	512,562
Principal Diversified International	9,937	12,254	(6,177)	16,014	9,246	(3,845)	21,415
Principal Government & High Quality Bond	39,692	18,979	(35,618)	23,053	26,205	(9,384)	39,874
Principal Small Cap	17,964	14,397	(7,848)	24,513	11,593	(8,863)	27,243
Principal VC Equity Income Class 2	—	273,235	(60,882)	212,353	1,687,020	(877,438)	1,021,935
Putnam VT International Value Class 1B	—	29,195	(2,978)	26,217	206,721	(90,665)	142,273
Putnam VT Research Class 1B	—	143,878	(28,729)	115,149	1,106,093	(509,765)	711,477
Templeton Global Bond VIP Class 1	44,162	19,081	(24,347)	38,896	17,637	(10,581)	45,952
Templeton Global Bond VIP Class 2	—	123,979	(43,607)	80,372	602,535	(282,979)	399,928
Thrivent Aggressive Allocation	44,947,573	12,958,710	(12,154,780)	45,751,503	24,719,741	(19,528,673)	50,942,571
Thrivent All Cap Subaccount	2,816,826	715,584	(722,124)	2,810,286	1,660,709	(1,164,444)	3,306,551
Thrivent Balanced Income Plus	13,273,858	3,151,009	(3,352,074)	13,072,793	4,672,488	(3,626,384)	14,118,897

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2020	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021
Thrivent Diversified Income Plus	34,387,383	8,555,098	(9,352,617)	33,589,864	9,706,691	(9,077,871)	34,218,684
Thrivent ESG Index**	—	594,283	(67,127)	527,156	2,120,349	(748,440)	1,899,065
Thrivent Global Stock	8,910,221	1,286,310	(2,177,465)	8,019,066	1,941,365	(1,924,284)	8,036,147
Thrivent Government Bond	10,060,849	7,138,241	(3,964,811)	13,234,279	5,663,894	(6,756,233)	12,141,940
Thrivent High Yield	10,898,418	4,686,323	(3,520,480)	12,064,261	13,648,979	(8,387,331)	17,325,909
Thrivent Income	15,767,916	13,537,486	(5,482,074)	23,823,328	24,339,924	(17,957,120)	30,206,132
Thrivent International Allocation	24,012,735	3,793,755	(5,882,815)	21,923,675	3,475,224	(4,875,151)	20,523,748
Thrivent International Index**	—	632,564	(92,052)	540,512	1,705,706	(766,253)	1,479,965
Thrivent Large Cap Growth	12,930,788	9,215,335	5,489,846	(5,036,539)	22,599,430	17,729,586	(14,278,934)	26,050,082
Thrivent Large Cap Index	27,095,065	8,182,165	(7,455,844)	27,821,386	15,617,648	(12,246,772)	31,192,262
Thrivent Large Cap Value	8,153,930	2,595,266	(2,270,493)	8,478,703	6,827,093	(3,600,533)	11,705,263
Thrivent Limited Maturity Bond	17,655,617	22,584,863	(10,238,990)	30,001,490	22,812,494	(21,819,832)	30,994,152
Thrivent Low Volatility Equity	3,099,873	1,491,906	(1,282,124)	3,309,655	1,413,043	(1,233,853)	3,488,845
Thrivent Mid Cap Growth**	—	2,040,677	(261,064)	1,779,613	4,016,541	(2,506,450)	3,289,704
Thrivent Mid Cap Index	12,342,068	3,537,205	(3,286,953)	12,592,320	5,381,975	(4,635,847)	13,338,448
Thrivent Mid Cap Stock	10,431,977	2,906,829	(2,778,066)	10,560,740	8,221,816	(5,450,429)	13,332,127
Thrivent Mid Cap Value**	—	248,345	(46,744)	201,601	2,408,781	(1,007,929)	1,602,453
Thrivent Moderate Allocation	504,475,428	115,578,747	(145,399,012)	474,655,163	125,102,159	(142,351,463)	457,405,859
Thrivent Moderately Aggressive Allocation	269,074,962	68,034,229	(82,831,666)	254,277,525	64,527,738	(66,500,489)	252,304,774
Thrivent Moderately Conservative Allocation	306,821,559	57,808,687	(63,510,339)	301,119,907	59,348,214	(72,494,136)	287,973,985
Thrivent Money Market	166,246,477	357,612,795	(249,472,620)	274,386,652	170,771,066	(239,036,155)	206,121,563
Thrivent Multidimensional Income	2,197,414	971,324	(884,714)	2,284,024	3,119,824	(838,233)	4,565,615
Thrivent Opportunity Income Plus	13,659,956	5,493,737	(4,801,746)	14,351,947	4,874,191	(5,098,774)	14,127,364
Thrivent Partner Emerging Markets Equity	5,691,474	1,451,223	(2,133,875)	5,008,822	1,697,222	(1,697,806)	5,008,238
Thrivent Partner Healthcare	7,436,386	2,215,648	(2,016,659)	7,635,375	4,053,172	(3,123,267)	8,565,280
Thrivent Real Estate Securities	5,116,875	1,134,954	(1,482,464)	4,769,365	1,452,786	(1,397,287)	4,824,864
Thrivent Small Cap Growth Subaccount	1,741,999	3,249,267	(1,296,384)	3,694,882	4,845,997	(3,360,370)	5,180,509
Thrivent Small Cap Index	11,224,657	3,651,058	(3,022,084)	11,853,631	6,419,075	(5,338,427)	12,934,279
Thrivent Small Cap Stock	6,825,579	1,838,220	(1,999,536)	6,664,263	5,103,112	(3,420,886)	8,346,489
Vanguard® VIF Capital Growth	89,019	16,763	(34,824)	70,958	5,450	(19,521)	56,887
Vanguard® VIF International	96,565	41,395	(37,184)	100,776	67,640	(27,903)	140,513
Vanguard® VIF Short-Term Investment-Grade	90,640	37,450	(66,381)	61,709	210,056	(16,836)	254,929
Vanguard® VIF Small Company Growth	76,998	12,106	(38,602)	50,502	3,628	(16,024)	38,106

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2020	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021
Vanguard® VIF Total Bond Market Index	575,974	250,779	(107,753)	719,000	233,970	(350,246)	602,724
Vanguard® VIF Total Stock Market Index	388,913	164,236	(89,881)	463,268	87,747	(164,780)	386,235
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2021 were as follows:
Subaccount	Purchases	Sales
American Funds IS® Global Growth Class 1	$ 186,725	$ 157,741
American Funds IS® Global Growth Class 4	21,836,159	209,133
American Funds IS® Growth-Income Class 1	788,088	411,150
American Funds IS® Growth-Income Class 4	10,720,488	264,661
American Funds IS® International Growth and Income Class 4	3,335,680	95,906
American Funds IS® International Class 1	76,110	749,014
American Funds IS® International Class 4	2,422,582	138,097
BlackRock Total Return V.I. Class I	14,123	87,593
BlackRock Total Return V.I. Class III	37,175,966	110,662
DFA VA International Small Portfolio	226,329	257,566
DFA VA US Targeted Value	2,343,168	770,702
Eaton Vance VT Floating-Rate Income Initial Share Class	13,081,530	139,674
Fidelity® VIP Emerging Markets Initial Class	482,814	689,897
Fidelity VIP Emerging Markets Service Class 2	11,791,373	48,199
Fidelity VIP Energy Service Class 2	2,224,067	313,087
Fidelity® VIP International Capital Appreciation Initial Class	498,183	304,327
Fidelity VIP International Capital Appreciation Service Class 2	17,593,540	111,509
Fidelity® VIP Value Initial Class	285,311	99,887
Fidelity VIP Value Service Class 2	7,209,291	218,509
Franklin Small Cap Value VIP Class 2	7,621,640	229,508
Goldman Sachs VIT Core Fixed Income Service Shares	22,050,770	395,291
Goldman Sachs VIT Small Cap Equity Insights Service Shares	5,039,073	214,285
Janus Henderson Enterprise Institutional Class	760,012	1,228,002
Janus Henderson VIT Enterprise Service Class	8,276,180	109,139
Janus Henderson VIT Forty Service Class	27,048,167	54,253
John Hancock Core Bond Trust Series I	574,627	135,839
John Hancock Core Bond Trust Series II	9,867,298	430,159
John Hancock International Equity Index Trust B Series I	214,260	122,596
John Hancock International Small Company Trust Series II	1,319,510	32,261
John Hancock Strategic Income Opportunities Trust Series I	276,958	119,836
John Hancock Strategic Income Opportunities Trust Series II	14,345,155	164,309
MFS® VIT II - MFS® Blended Research Core Equity Initial Class	98,529	68,447

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued
Subaccount	Purchases	Sales
MFS® VIT II - Core Equity Service Class	9,893,515	154,767
MFS® VIT III Global Real Estate Service Class	2,109,334	135,445
MFS® VIT II - MFS® Corporate Bond Initial Class	174,989	129,915
MFS® VIT III - MFS® Global Real Estate Initial Class	47,751	26,875
MFS® VIT II - MFS® International Intrinsic Value Initial Class	96,041	144,474
MFS® VIT III - MFS® Mid Cap Value Initial Class	1,595,873	56,217
MFS® VIT III Mid Cap Value Service Class	4,152,302	342,737
MFS® VIT - New Discovery Series Service Class	11,824,840	144,769
MFS® VIT II - MFS® Technology Initial Class	1,019,436	1,239,291
MFS® VIT II Technology Service Class	12,823,941	266,108
MFS® VIT - MFS® Value Initial Class	237,482	156,287
MFS® VIT Value Series Service Class	6,641,727	459,230
PIMCO VIT Emerging Markets Bond Institutional Class	61,276	177,521
PIMCO VIT Emerging Markets Bond Advisor Class	1,271,047	1,941
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	20,295	19,817
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	3,578,305	134,192
PIMCO VIT Long-Term U.S. Government Institutional Class	1,176,504	1,348,212
PIMCO VIT Long-Term US Government Advisor Class	11,426,451	794,543
PIMCO VIT Real Return Institutional Class	58,646	57,298
PIMCO VIT Real Return Advisor Class	23,363,223	732,360
Principal Capital Appreciation Class 2	5,320,410	191,454
Principal Diversified International	128,061	50,744
Principal Government & High Quality Bond	286,582	102,619
Principal Small Cap	208,326	151,513
Principal VC Equity Income Class 2	11,577,700	221,578
Putnam VT International Value Class 1B	1,701,273	108,774
Putnam VT Research Class 1B	8,526,814	172,717
Templeton Global Bond VIP Class 1	165,481	101,688
Templeton Global Bond VIP Class 2	3,065,576	33,378
Thrivent Aggressive Allocation	306,759,777	228,141,709
Thrivent All Cap Subaccount	28,771,553	20,945,307
Thrivent Balanced Income Plus	76,843,795	53,873,433
Thrivent Diversified Income Plus	135,392,796	125,998,785
Thrivent ESG Index**	23,710,039	3,963,353
Thrivent Global Stock	33,934,302	34,496,575
Thrivent Government Bond	44,374,975	61,816,472
Thrivent High Yield	108,547,794	43,115,693
Thrivent Income	168,337,228	94,604,393
Thrivent International Allocation	29,953,476	47,086,490
Thrivent International Index**	14,672,638	2,353,431
Thrivent Large Cap Growth	271,622,315	215,709,627
Thrivent Large Cap Index	172,964,807	168,462,771
Thrivent Large Cap Value	131,529,090	45,554,959
Thrivent Limited Maturity Bond	150,386,396	144,382,968

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued
Subaccount	Purchases	Sales
Thrivent Low Volatility Equity	13,658,823	11,380,083
Thrivent Mid Cap Growth**	35,346,163	13,863,658
Thrivent Mid Cap Index	77,125,027	88,241,221
Thrivent Mid Cap Stock	131,591,037	80,520,187
Thrivent Mid Cap Value**	31,464,759	9,429,121
Thrivent Moderate Allocation	1,941,042,256	1,964,212,360
Thrivent Moderately Aggressive Allocation	1,028,233,776	1,015,982,076
Thrivent Moderately Conservative Allocation	844,561,435	919,793,261
Thrivent Money Market	94,375,521	164,072,399
Thrivent Multidimensional Income	34,018,267	6,540,985
Thrivent Opportunity Income Plus	56,232,089	56,946,271
Thrivent Partner Emerging Markets Equity	20,415,882	21,483,379
Thrivent Partner Healthcare	57,861,676	42,902,514
Thrivent Real Estate Securities	24,032,749	28,438,522
Thrivent Small Cap Growth Subaccount	50,025,037	25,654,023
Thrivent Small Cap Index	83,569,770	91,785,052
Thrivent Small Cap Stock	84,600,271	56,222,888
Vanguard® VIF Capital Growth	192,375	370,063
Vanguard® VIF International	1,507,671	539,074
Vanguard® VIF Short-Term Investment-Grade	2,303,165	168,533
Vanguard® VIF Small Company Growth	84,694	264,754
Vanguard® VIF Total Bond Market Index	2,604,586	3,706,787
Vanguard® VIF Total Stock Market Index	1,968,203	2,903,810
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2021, except as indicated in Note 1, follows:
Subaccount	2021	2020	2019	2018	2017
American Funds IS® Global Growth Class 1
Units (a)	36,233	36,615	56,764	55,480	3,620
Unit value	$ 20.26	$ 17.48	$ 13.47	$ 10.01	$ 11.06
Net assets	$ 734,318	$ 640,526	$764,617	$555,220	$40,033
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.58%	0.52%	1.40%	1.31%	1.14%
Total return (d)	15.85%	29.80%	34.60%	(9.50)%	10.58%
American Funds IS® Global Growth Class 4
Units (a)	2,001,793	459,264	—	—	—
Unit value	$14.33-$14.27	$12.46-$12.44	—	—	—
Net assets	$ 28,557,768	$ 5,712,550	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	0.19%	0.03%	—%	—%	—%
Total return (d)	14.69 - 15.04%	24.38 - 24.57%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
American Funds IS® Growth-Income Class 1
Units (a)	69,963	49,596	33,107	30,470	37,690
Unit value	$ 19.03	$ 15.41	$ 13.64	$ 10.87	$ 11.12
Net assets	$ 1,331,148	$ 764,147	$ 451,569	$331,113	$419,170
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.51%	1.65%	1.96%	1.43%	2.61%
Total return (d)	23.49%	12.96%	25.51%	(2.29)%	11.22%
American Funds IS® Growth-Income Class 4
Units (a)	1,263,016	474,948	—	—	—
Unit value	$14.38-$14.31	$11.72-$11.71	—	—	—
Net assets	$ 18,076,077	$ 5,559,670	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	1.16%	1.56%	—%	—%	—%
Total return (d)	22.26 - 22.63%	17.06 - 17.24%	—%	—%	—%
American Funds IS® International Growth and Income Class 4
Units (a)	335,829	90,952	—	—	—
Unit value	$12.93-$12.87	$12.42-$12.40	—	—	—
Net assets	$ 4,323,192	$ 1,128,128	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	4.11%	1.95%	—%	—%	—%
Total return (d)	3.79 - 4.10%	24.04 - 24.22%	—%	—%	—%
American Funds IS® International Class 1
Units (a)	43,709	94,691	111,382	87,025	30,711
Unit value	$ 13.06	$ 13.32	$ 11.75	$ 9.61	$ 11.12
Net assets	$ 570,837	$ 1,261,546	$1,308,350	$835,891	$341,411
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.10%	0.90%	1.95%	2.47%	2.46%
Total return (d)	(1.97) %	13.42%	22.29%	(13.60)%	11.17%
American Funds IS® International Class 4
Units (a)	252,971	80,030	—	—	—
Unit value	$12.44-$12.38	$12.78-$12.76	—	—	—
Net assets	$ 3,132,211	$ 1,020,861	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	3.34%	0.62%	—%	—%	—%
Total return (d)	(2.93) - (2.64)%	27.56 - 27.75%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
BlackRock Total Return V.I. Class I
Units (a)	14,684	21,410	15,686	15,861	5,395
Unit value	$ 11.43	$ 11.68	$ 10.81	$ 9.95	$ 10.07
Net assets	$ 167,772	$ 249,847	$ 169,330	$157,558	$ 54,356
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.82%	2.15%	2.91%	2.62%	1.04%
Total return (d)	(2.17) %	8.07%	8.67%	(1.21)%	0.70%
BlackRock Total Return V.I. Class III
Units (a)	4,819,795	1,117,776	—	—	—
Unit value	$ 9.96-$9.91	$10.23-$10.21	—	—	—
Net assets	$ 47,740,662	$ 11,399,787	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	1.23%	0.62%	—%	—%	—%
Total return (d)	(2.92) - (2.62)%	2.12 - 2.27%	—%	—%	—%
DFA VA International Small Portfolio
Units (a)	25,610	30,595	42,767	54,552	26,500
Unit value	$ 13.49	$ 11.86	$ 10.92	$ 8.88	$ 11.15
Net assets	$ 345,392	$ 362,877	$ 467,093	$484,506	$295,587
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.61%	1.93%	2.19%	1.71%	5.40%
Total return (d)	13.71%	8.59%	22.97%	(20.37)%	11.54%
DFA VA US Targeted Value
Units (a)	182,156	91,976	96,658	91,290	17,862
Unit value	$ 15.93	$ 11.49	$ 11.14	$ 9.15	$ 10.96
Net assets	$ 2,902,558	$ 1,057,200	$1,076,390	$835,736	$195,844
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.15%	1.75%	1.49%	1.31%	2.51%
Total return (d)	38.64%	3.20%	21.64%	(16.50)%	9.64%
Eaton Vance VT Floating-Rate Income Initial Share Class
Units (a)	1,323,842	129,617	—	—	—
Unit value	$10.86-$10.81	$10.59-$10.57	—	—	—
Net assets	$ 14,317,533	$ 1,370,342	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	2.85%	1.51%	—%	—%	—%
Total return (d)	2.31 - 2.62%	5.70 - 5.86%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Fidelity® VIP Emerging Markets Initial Class
Units (a)	64,683	85,757	98,656	52,445	27,453
Unit value	$ 15.68	$ 16.14	$ 12.37	$ 9.61	$ 11.79
Net assets	$ 1,012,454	$ 1,382,046	$1,218,772	$504,137	$323,776
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	2.06%	0.82%	1.96%	0.73%	1.01%
Total return (d)	(2.83) %	30.48%	28.68%	(18.49)%	17.94%
Fidelity VIP Emerging Markets Service Class 2
Units (a)	937,607	178,851	—	—	—
Unit value	$13.19-$13.13	$13.65-$13.63	—	—	—
Net assets	$ 12,312,593	$ 2,436,975	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	3.15%	0.85%	—%	—%	—%
Total return (d)	(3.62) - (3.33)%	36.26 - 36.46%	—%	—%	—%
Fidelity VIP Energy Service Class 2
Units (a)	193,497	62,473	—	—	—
Unit value	$16.55-$16.47	$10.79-$10.77	—	—	—
Net assets	$ 3,187,690	$ 673,078	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	2.85%	4.36%	—%	—%	—%
Total return (d)	52.91 - 53.37%	7.74 - 7.90%	—%	—%	—%
Fidelity® VIP International Capital Appreciation Initial Class
Units (a)	43,837	35,204	47,586	42,182	—
Unit value	$ 17.54	$ 15.71	$ 12.93	$ 9.76	$ 11.25
Net assets	$ 769,052	$ 553,046	$ 615,271	$411,523	$ 0
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.00%	0.28%	0.58%	1.37%	—%
Total return (d)	11.67%	21.50%	32.53%	(13.27)%	12.49%
Fidelity VIP International Capital Appreciation Service Class 2
Units (a)	1,705,920	411,670	—	—	—
Unit value	$13.68-$13.62	$12.32-$12.30	—	—	—
Net assets	$ 23,235,598	$ 5,064,332	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	0.00%	0.25%	—%	—%	—%
Total return (d)	10.72 - 11.05%	23.02 - 23.21%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Fidelity® VIP Value Initial Class
Units (a)	36,332	29,117	43,240	40,004	6,818
Unit value	$ 16.59	$ 12.82	$ 12.14	$ 9.24	$ 10.79
Net assets	$ 602,568	$ 373,257	$524,795	$369,675	$73,567
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	1.86%	1.56%	1.86%	1.44%	1.90%
Total return (d)	29.38%	5.62%	31.34%	(14.36)%	7.90%
Fidelity VIP Value Service Class 2
Units (a)	517,398	130,177	—	—	—
Unit value	$16.88-$16.80	$13.13-$13.11	—	—	—
Net assets	$ 8,691,844	$ 1,707,050	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	2.17%	1.76%	—%	—%	—%
Total return (d)	28.11 - 28.49%	31.13 - 31.33%	—%	—%	—%
Franklin Small Cap Value VIP Class 2
Units (a)	627,010	152,184	—	—	—
Unit value	$15.93-$15.86	$12.83-$12.81	—	—	—
Net assets	$ 9,942,902	$ 1,949,191	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	0.97%	0.00%	—%	—%	—%
Total return (d)	23.81 - 24.18%	28.08 - 28.27%	—%	—%	—%
Goldman Sachs VIT Core Fixed Income Service Shares
Units (a)	2,902,428	714,151	—	—	—
Unit value	$ 9.86-$9.81	$10.18-$10.16	—	—	—
Net assets	$ 28,477,292	$ 7,256,760	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	1.08%	0.93%	—%	—%	—%
Total return (d)	(3.44) - (3.15)%	1.62 - 1.77%	—%	—%	—%
Goldman Sachs VIT Small Cap Equity Insights Service Shares
Units (a)	324,002	66,287	—	—	—
Unit value	$15.70-$15.63	$12.84-$12.82	—	—	—
Net assets	$ 5,064,960	$ 849,514	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	0.39%	0.00%	—%	—%	—%
Total return (d)	21.96 - 22.33%	28.18 - 28.37%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Janus Henderson Enterprise Institutional Class
Units (a)	64,866	97,240	86,587	62,265	5,797
Unit value	$ 20.43	$ 17.59	$ 14.81	$ 11.00	$ 11.11
Net assets	$ 1,325,200	$ 1,710,641	$1,282,642	$684,872	$ 64,413
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.39%	0.11%	0.20%	0.25%	0.00%
Total return (d)	16.13%	18.76%	34.67%	(1.01)%	11.12%
Janus Henderson VIT Enterprise Service Class
Units (a)	752,121	195,495	—	—	—
Unit value	$14.73-$14.66	$12.76-$12.74	—	—	—
Net assets	$ 11,026,674	$ 2,490,231	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	0.22%	0.00%	—%	—%	—%
Total return (d)	15.09 - 15.44%	27.38 - 27.57%	—%	—%	—%
Janus Henderson VIT Forty Service Class
Units (a)	2,269,317	492,574	—	—	—
Unit value	$15.18-$15.11	$12.50-$12.48	—	—	—
Net assets	$ 34,298,617	$ 6,148,759	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	0.48%	0.00%	—%	—%	—%
Total return (d)	21.08 - 21.44%	24.83 - 25.02%	—%	—%	—%
John Hancock Core Bond Trust Series I
Units (a)	85,822	51,746	68,633	24,596	13,247
Unit value	$ 11.35	$ 11.64	$ 10.75	$ 9.98	$ 10.08
Net assets	$ 974,407	$ 602,436	$ 738,097	$245,381	$133,554
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.18%	2.14%	3.40%	2.76%	3.08%
Total return (d)	(2.48) %	8.25%	7.80%	(1.04)%	0.82%
John Hancock Core Bond Trust Series II
Units (a)	1,168,969	262,694	—	—	—
Unit value	$ 9.83-$9.78	$10.15-$10.13	—	—	—
Net assets	$ 11,435,576	$ 2,661,499	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	2.24%	2.42%	—%	—%	—%
Total return (d)	(3.44) - (3.15)%	1.32 - 1.47%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
John Hancock International Equity Index Trust B Series I
Units (a)	21,173	15,364	10,288	8,883	—
Unit value	$ 13.48	$ 12.59	$ 11.42	$ 9.45	$ 11.06
Net assets	$ 285,310	$ 193,386	$117,505	$ 83,962	$ 0
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	3.77%	2.79%	2.63%	2.86%	—%
Total return (d)	7.06%	10.20%	20.84%	(14.53)%	10.59%
John Hancock International Small Company Trust Series II
Units (a)	116,295	28,117	—	—	—
Unit value	$14.36-$14.30	$12.78-$12.76	—	—	—
Net assets	$ 1,662,478	$ 358,695	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	1.53%	1.65%	—%	—%	—%
Total return (d)	12.06 - 12.39%	27.57 - 27.76%	—%	—%	—%
John Hancock Strategic Income Opportunities Trust Series I
Units (a)	48,004	35,367	31,347	31,007	5,169
Unit value	$ 11.53	$ 11.48	$ 10.62	$ 9.62	$ 10.17
Net assets	$ 553,411	$ 405,899	$332,953	$298,200	$52,594
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	3.14%	1.91%	2.88%	5.40%	3.33%
Total return (d)	0.45%	8.05%	10.44%	(5.48)%	1.74%
John Hancock Strategic Income Opportunities Trust Series II
Units (a)	1,500,673	215,685	—	—	—
Unit value	$10.78-$10.73	$10.81-$10.79	—	—	—
Net assets	$ 16,106,225	$ 2,327,734	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	4.71%	1.73%	—%	—%	—%
Total return (d)	(0.55) - (0.25)%	7.92 - 8.09%	—%	—%	—%
MFS® VIT II - MFS® Blended Research Core Equity Initial Class
Units (a)	13,871	13,235	13,848	12,426	3,054
Unit value	$ 19.35	$ 15.01	$ 13.08	$ 10.18	$ 11.09
Net assets	$ 268,398	$ 198,703	$181,156	$126,476	$33,867
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.29%	1.65%	1.57%	1.28%	1.04%
Total return (d)	28.88%	14.76%	28.53%	(8.20)%	10.88%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
MFS® VIT II - Core Equity Service Class
Units (a)	822,895	148,578	—	—	—
Unit value	$14.99-$14.92	$12.10-$12.08	—	—	—
Net assets	$ 12,276,626	$ 1,794,795	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	0.33%	0.20%	—%	—%	—%
Total return (d)	23.50 - 23.87%	20.80 - 20.98%	—%	—%	—%
MFS® VIT III Global Real Estate Service Class
Units (a)	186,083	39,461	—	—	—
Unit value	$14.91-$14.84	$11.59-$11.57	—	—	—
Net assets	$ 2,762,005	$ 456,663	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	1.28%	0.16%	—%	—%	—%
Total return (d)	28.26 - 28.64%	15.73 - 15.90%	—%	—%	—%
MFS® VIT II - MFS® Corporate Bond Initial Class
Units (a)	25,791	23,218	36,690	29,027	2,457
Unit value	$ 12.12	$ 12.35	$ 11.23	$ 9.84	$ 10.20
Net assets	$ 312,601	$ 286,838	$412,007	$285,732	$ 25,057
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.61%	3.35%	4.58%	4.36%	0.00%
Total return (d)	(1.89) %	10.02%	14.08%	(3.49)%	1.99%
MFS® VIT III - MFS® Global Real Estate Initial Class
Units (a)	10,457	9,382	9,591	5,917	574
Unit value	$ 16.85	$ 13.01	$ 12.89	$ 10.21	$ 10.58
Net assets	$ 176,175	$ 122,082	$123,594	$ 60,401	$ 6,077
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.52%	4.78%	4.24%	4.20%	0.00%
Total return (d)	29.48%	0.98%	26.24%	(3.52)%	5.80%
MFS® VIT II - MFS® International Intrinsic Value Initial Class
Units (a)	28,298	32,131	33,021	30,035	15,113
Unit value	$ 16.26	$ 14.78	$ 12.33	$ 9.84	$ 10.92
Net assets	$ 460,103	$ 474,915	$406,989	$295,403	$165,059
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	0.35%	1.02%	1.88%	0.90%	0.49%
Total return (d)	10.00%	19.92%	25.32%	(9.94)%	9.21%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
MFS® VIT III - MFS® Mid Cap Value Initial Class
Units (a)	111,218	11,331	13,858	16,976	32,662
Unit value	$ 16.56	$ 12.70	$ 12.29	$ 9.42	$ 10.69
Net assets	$ 1,841,588	$ 143,958	$ 170,357	$159,956	$349,297
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.43%	1.34%	1.00%	0.61%	0.42%
Total return (d)	30.33%	3.35%	30.47%	(11.89)%	6.94%
MFS® VIT III Mid Cap Value Service Class
Units (a)	311,929	51,428	—	—	—
Unit value	$16.15-$16.08	$12.48-$12.46	—	—	—
Net assets	$ 5,014,460	$ 640,965	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	0.87%	0.34%	—%	—%	—%
Total return (d)	28.98 - 29.37%	24.63 - 24.82%	—%	—%	—%
MFS® VIT - New Discovery Series Service Class
Units (a)	926,447	225,301	—	—	—
Unit value	$13.87-$13.81	$13.79-$13.76	—	—	—
Net assets	$ 12,791,561	$ 3,101,126	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	0.00%	0.00%	—%	—%	—%
Total return (d)	0.31 - 0.61%	37.64 - 37.85%	—%	—%	—%
MFS® VIT II - MFS® Technology Initial Class
Units (a)	56,216	65,164	72,434	44,464	3,822
Unit value	$ 26.02	$ 23.00	$ 15.74	$ 11.62	$ 11.48
Net assets	$ 1,462,707	$ 1,498,927	$1,140,399	$516,718	$ 43,881
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (d)	13.12%	46.10%	35.48%	1.22%	14.81%
MFS® VIT II Technology Service Class
Units (a)	1,291,379	387,944	—	—	—
Unit value	$13.92-$13.86	$12.39-$12.37	—	—	—
Net assets	$ 17,892,235	$ 4,798,306	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	0.00%	0.00%	—%	—%	—%
Total return (d)	12.02 - 12.36%	23.69 - 23.87%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
MFS® VIT - MFS® Value Initial Class
Units (a)	40,414	36,708	28,905	23,708	12,531
Unit value	$ 15.97	$ 12.80	$ 12.43	$ 9.62	$ 10.76
Net assets	$ 645,557	$ 469,732	$359,258	$228,147	$134,789
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.48%	1.83%	2.29%	1.71%	0.85%
Total return (d)	24.83%	2.96%	29.15%	(10.54)%	7.57%
MFS® VIT Value Series Service Class
Units (a)	520,766	64,906	—	—	—
Unit value	$14.70-$14.63	$11.86-$11.84	—	—	—
Net assets	$ 7,619,987	$ 768,366	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	1.35%	0.72%	—%	—%	—%
Total return (d)	23.60 - 23.97%	18.38 - 18.56%	—%	—%	—%
PIMCO VIT Emerging Markets Bond Institutional Class
Units (a)	14,295	24,953	65,383	101,395	1,563
Unit value	$ 11.46	$ 11.83	$ 11.16	$ 9.78	$ 10.33
Net assets	$ 163,853	$ 295,297	$729,533	$991,718	$ 16,143
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	4.64%	4.94%	4.59%	4.45%	2.54%
Total return (d)	(3.14) %	6.07%	14.08%	(5.32)%	3.30%
PIMCO VIT Emerging Markets Bond Advisor Class
Units (a)	139,447	22,667	—	—	—
Unit value	$10.50-$10.45	$10.89-$10.87	—	—	—
Net assets	$ 1,457,694	$ 246,490	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	4.42%	2.10%	—%	—%	—%
Total return (d)	(3.87) - (3.58)%	8.74 - 8.90%	—%	—%	—%
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class
Units (a)	7,199	7,536	13,620	16,138	5,931
Unit value	$ 10.78	$ 11.31	$ 10.34	$ 9.80	$ 10.29
Net assets	$ 77,574	$ 85,241	$140,765	$158,106	$ 61,007
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	5.12%	2.65%	2.61%	8.29%	2.68%
Total return (d)	(4.73) %	9.46%	5.49%	(4.78)%	2.90%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class
Units (a)	389,840	79,114	—	—	—
Unit value	$10.37-$10.32	$10.93-$10.92	—	—	—
Net assets	$ 4,023,891	$ 863,759	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	4.61%	0.49%	—%	—%	—%
Total return (d)	(5.44) - (5.16)%	9.16 - 9.32%	—%	—%	—%
PIMCO VIT Long-Term U.S. Government Institutional Class
Units (a)	41,816	74,789	15,492	16,025	1,113
Unit value	$ 12.37	$ 13.07	$ 11.20	$ 9.94	$ 10.25
Net assets	$ 517,164	$ 977,200	$173,472	$159,311	$ 11,402
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.77%	1.75%	2.22%	2.54%	1.19%
Total return (d)	(5.35) %	16.69%	12.64%	(2.98)%	2.46%
PIMCO VIT Long-Term US Government Advisor Class
Units (a)	1,444,284	452,374	—	—	—
Unit value	$ 9.11-$9.07	$ 9.67-$9.65	—	—	—
Net assets	$ 13,095,499	$ 4,366,319	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	1.44%	0.77%	—%	—%	—%
Total return (d)	(6.06) - (5.78)%	(3.48) - (3.33)%	—%	—%	—%
PIMCO VIT Real Return Institutional Class
Units (a)	18,139	18,857	15,889	30,109	44,631
Unit value	$ 12.45	$ 11.87	$ 10.69	$ 9.91	$ 10.20
Net assets	$ 225,905	$ 223,760	$169,797	$298,495	$455,218
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	5.13%	1.57%	2.00%	3.16%	1.46%
Total return (d)	4.95%	11.04%	7.79%	(2.80)%	2.00%
PIMCO VIT Real Return Advisor Class
Units (a)	2,632,206	566,896	—	—	—
Unit value	$10.96-$10.91	$10.49-$10.47	—	—	—
Net assets	$ 28,718,691	$ 5,937,347	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	5.20%	0.70%	—%	—%	—%
Total return (d)	4.17 - 4.48%	4.73 - 4.89%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Principal Capital Appreciation Class 2
Units (a)	512,562	150,236	—	—	—
Unit value	$15.44-$15.37	$12.22-$12.20	—	—	—
Net assets	$ 7,876,327	$ 1,833,496	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	0.87%	0.70%	—%	—%	—%
Total return (d)	25.91 - 26.29%	22.04 - 22.23%	—%	—%	—%
Principal Diversified International
Units (a)	21,415	16,014	9,937	17,042	2,869
Unit value	$ 13.89	$ 12.75	$ 11.06	$ 9.08	$ 11.10
Net assets	$ 297,456	$ 204,193	$109,897	$154,772	$ 31,832
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	1.15%	3.40%	0.95%	2.99%	2.32%
Total return (d)	8.93%	15.29%	21.77%	(18.16)%	10.97%
Principal Government & High Quality Bond
Units (a)	39,874	23,053	39,692	33,107	4,857
Unit value	$ 10.61	$ 10.84	$ 10.61	$ 10.04	$ 10.03
Net assets	$ 423,127	$ 249,763	$421,256	$332,548	$ 48,712
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	2.19%	3.00%	2.83%	5.15%	0.00%
Total return (d)	(2.06) %	2.10%	5.66%	0.15%	0.29%
Principal Small Cap
Units (a)	27,243	24,513	17,964	25,900	32,493
Unit value	$ 17.74	$ 14.88	$ 12.27	$ 9.70	$ 10.97
Net assets	$ 483,308	$ 364,744	$220,392	$251,290	$356,468
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.34%	0.59%	0.30%	0.18%	0.14%
Total return (d)	19.23%	21.28%	26.45%	(11.56)%	9.71%
Principal VC Equity Income Class 2
Units (a)	1,021,935	$ 212,353.00	—	—	—
Unit value	$15.00-$14.93	$12.40-$12.38	—	—	—
Net assets	$ 15,259,817	$ 2,628,630	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	—%	—%	—%
Investment income ratio (c)	2.30%	0.99%	—%	—%	—%
Total return (d)	20.63 - 20.99%	23.79 - 23.97%	—%	—%	—%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Putnam VT International Value Class 1B
Units (a)	142,273	26,217	—	—	—
Unit value	$ 13.93-$13.87	$ 12.24-$12.22	—	—	—
Net assets	$ 1,973,232	$ 320,332	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	— %	— %	— %
Investment income ratio (c)	1.19%	0.00%	— %	— %	— %
Total return (d)	13.51 - 13.85%	22.19 - 22.37%	— %	— %	— %
Putnam VT Research Class 1B
Units (a)	711,477	115,149	—	—	—
Unit value	$ 14.93-$14.86	$ 12.14-$12.12	—	—	—
Net assets	$ 10,574,866	$ 1,396,070	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	— %	— %	— %
Investment income ratio (c)	0.06%	0.00%	— %	— %	— %
Total return (d)	22.59 - 22.96%	21.24 - 21.42%	— %	— %	— %
Templeton Global Bond VIP Class 1
Units (a)	45,952	38,896	44,162	76,770	19,390
Unit value	$ 9.13	$ 9.63	$ 10.21	$ 10.04	$ 9.88
Net assets	$ 419,572	$ 374,605	$ 450,763	$ 770,914	$ 191,650
Ratio of expenses to net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Investment income ratio (c)	0.00%	7.43%	7.49%	0.00%	0.00%
Total return (d)	(5.19) %	(5.64) %	1.65%	1.60%	(1.16) %
Templeton Global Bond VIP Class 2
Units (a)	399,928	80,372	—	—	—
Unit value	$ 9.37-$9.33	$ 9.96-$9.94	—	—	—
Net assets	$ 3,731,512	$ 799,252	—	—	—
Ratio of expenses to net assets (b)	0.95 - 1.25%	0.95 - 1.25%	— %	— %	— %
Investment income ratio (c)	0.00%	0.00%	— %	— %	— %
Total return (d)	(6.17) - (5.89)%	(0.56) - (0.41)%	— %	— %	— %
Thrivent Aggressive Allocation
Units (a)	50,958,440	45,770,855	44,968,357	44,820,274	42,471,311
Unit value	$ 34.79-$31.91	$ 29.22-$27.06	$ 25.18-$23.54	$20.28-$19.14	$21.89-$20.86
Net assets	$1,592,020,437	$1,315,366,149	$1,157,119,214	$ 931,039,212	$ 955,303,630
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	0.79%	1.19%	1.31%	0.67%	0.73%
Total return (d)	17.94 - 19.06%	14.93 - 16.03%	22.98 - 24.16%	(8.23) - (7.35)%	19.23 - 20.37%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Thrivent All Cap Subaccount
Units (a)	3,310,176	2,815,027	2,822,123	2,855,719	2,874,622
Unit value	$19.19-$39.75	$15.53-$32.65	$12.66-$27.01	$ 9.75-$21.14	$10.87-$23.91
Net assets	$ 133,898,909	$ 104,192,038	$ 88,519,017	$ 69,904,658	$ 79,437,471
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.41%	0.74%	0.63%	0.52%	0.48%
Total return (d)	21.78 - 23.62%	20.85 - 22.68%	27.82 - 29.75%	(11.60) - (10.25)%	8.69 - 17.99%
Thrivent Balanced Income Plus
Units (a)	14,150,375	13,099,180	13,297,337	12,782,078	11,625,904
Unit value	$14.14-$22.19	$12.63-$20.11	$11.62-$18.78	$ 9.96-$16.35	$19.27-$17.52
Net assets	$ 345,191,744	$ 295,972,316	$ 282,500,355	$ 235,334,024	$ 229,154,309
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.33%	2.88%	2.91%	2.44%	2.33%
Total return (d)	10.33 - 11.99%	7.05 - 8.68%	14.91 - 16.65%	(6.67) - (5.25)%	9.58 - 10.62%
Thrivent Diversified Income Plus
Units (a)	34,245,680	33,619,798	34,421,992	31,980,802	29,835,295
Unit value	$12.97-$20.83	$12.18-$19.87	$11.39-$18.86	$10.06-$16.90	$10.38-$17.70
Net assets	$ 788,123,628	$ 750,655,046	$ 730,828,525	$ 604,920,563	$ 588,835,304
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.98%	3.37%	3.51%	3.05%	3.03%
Total return (d)	4.86 - 6.44%	5.34 - 6.94%	11.60 - 13.28%	(4.53) - (3.08)%	3.76 - 7.29%
Thrivent ESG Index
Units (a)	1,899,065	527,156	—	—	—
Unit value	$16.82-$16.40	$12.91-$12.78	—	—	—
Net assets	$ 30,914,809	$ 6,682,274	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	— %	— %	— %
Investment income ratio (c)	0.00%	1.58%	— %	— %	— %
Total return (d)	28.32 - 30.26%	27.84 - 29.13%	— %	— %	— %
Thrivent Global Stock
Units (a)	8,055,021	8,041,771	8,935,979	9,564,253	9,635,196
Unit value	$16.83-$26.21	$14.00-$22.13	$12.20-$19.58	$ 9.96-$16.23	$10.91-$18.04
Net assets	$ 247,555,704	$ 214,093,727	$ 210,213,174	$ 185,450,058	$ 207,954,284
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.90%	1.72%	1.45%	1.23%	1.27%
Total return (d)	18.44 - 20.22%	13.04 - 14.75%	20.64 - 22.46%	(10.06) - (8.70)%	9.11 - 18.88%
Thrivent Government Bond
Units (a)	12,155,208	13,248,482	10,075,707	10,222,090	11,260,032
Unit value	$15.54-$13.28	$15.93-$13.74	$15.00-$13.07	$14.30-$12.58	$14.41-$12.80
Net assets	$ 173,524,548	$ 200,209,449	$ 146,600,795	$ 142,256,483	$ 158,194,680
Ratio of expenses to net assets (b)	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%	0.95 - 1.90%
Investment income ratio (c)	1.33%	1.45%	2.18%	2.42%	2.01%
Total return (d)	(3.37) - (2.45)%	5.20 - 6.20%	3.86 - 4.85%	(1.70) - (0.76)%	1.03 - 1.99%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Thrivent High Yield
Units (a)	17,343,620	12,084,885	10,920,514	10,434,843	10,245,056
Unit value	$ 11.98-$21.08	$ 11.52-$20.58	$11.26-$20.41	$ 9.89-$18.19	$10.26-$19.18
Net assets	$ 333,603,985	$ 268,932,773	$ 255,950,408	$ 218,219,514	$ 226,113,783
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	4.58%	5.23%	5.56%	5.81%	5.45%
Total return (d)	2.43 - 3.98%	0.82 - 2.35%	12.18 - 13.88%	(5.14) - (3.69)%	2.64 - 5.45%
Thrivent Income
Units (a)	30,222,402	23,840,944	15,786,703	13,870,343	13,781,357
Unit value	$ 12.40-$16.96	$ 12.51-$17.36	$11.24-$15.84	$ 9.94-$14.21	$10.22-$14.83
Net assets	$ 481,017,558	$ 434,815,946	$ 279,168,099	$ 220,207,234	$ 227,424,975
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.78%	2.87%	3.35%	3.68%	3.32%
Total return (d)	(2.34) - (0.86)%	9.60 - 11.26%	11.46 - 13.14%	(4.17) - (2.71)%	2.16 - 4.29%
Thrivent International Allocation
Units (a)	20,547,058	21,954,746	24,048,940	25,401,542	24,216,038
Unit value	$ 12.93-$12.41	$ 11.34-$11.05	$10.95-$10.83	$ 9.12-$9.16	$10.83-$11.04
Net assets	$ 278,430,874	$ 262,864,089	$ 280,250,873	$ 248,758,828	$ 283,860,506
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.56%	3.27%	2.32%	2.80%	2.09%
Total return (d)	12.31 - 14.00%	2.02 - 3.57%	18.21 - 20.00%	(17.00) - (15.73)%	8.28 - 21.52%
Thrivent International Index
Units (a)	1,480,935	540,512	—	—	—
Unit value	$ 14.22-$13.87	$ 12.88-$12.75	—	—	—
Net assets	$ 20,093,484	$ 6,769,981	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	— %	— %	— %
Investment income ratio (c)	0.20%	2.47%	— %	— %	— %
Total return (d)	8.78 - 10.42%	27.48 - 28.77%	— %	— %	— %
Thrivent Large Cap Growth
Units (a)	26,075,956	22,630,148	12,957,513	12,354,687	11,078,482
Unit value	$ 26.36-$54.33	$ 21.52-$45.03	$15.08-$32.02	$11.39-$24.55	$25.26-$24.42
Net assets	$1,235,655,537	$1,061,750,788	$ 482,619,386	$ 353,519,435	$ 318,142,076
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.13%	0.27%	0.01%	0.42%	0.39%
Total return (d)	20.66 - 22.48%	40.63 - 42.76%	30.40 - 32.37%	0.56 - 2.09%	26.52 - 27.72%
Thrivent Large Cap Index
Units (a)	31,215,425	27,848,685	27,121,880	25,809,696	23,392,024
Unit value	$ 20.73-$40.04	$ 16.21-$31.78	$13.78-$27.42	$10.55-$21.31	$11.10-$22.77
Net assets	$1,196,717,061	$ 946,222,165	$ 835,113,312	$ 617,304,075	$ 599,610,302
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.38%	1.59%	1.55%	1.44%	1.34%
Total return (d)	26.00 - 27.90%	15.89 - 17.65%	28.69 - 30.63%	(6.42) - (4.99)%	11.03 - 19.19%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Thrivent Large Cap Value
Units (a)	11,718,403	8,494,451	8,173,386	7,931,483	7,837,676
Unit value	$17.20-$30.28	$13.07-$23.37	$12.57-$22.80	$10.15-$18.68	$11.16-$20.86
Net assets	$ 392,185,141	$ 236,539,549	$ 225,600,558	$ 180,516,788	$ 200,116,470
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.23%	$ 1.96%	1.55%	1.33%	1.38%
Total return (d)	29.57 - 31.53%	2.47 - 4.02%	22.04 - 23.89%	(10.43) - (9.06)%	11.57 - 15.44%
Thrivent Limited Maturity Bond
Units (a)	31,006,267	30,015,889	17,673,573	16,572,119	17,161,227
Unit value	$10.96-$11.40	$10.97-$11.59	$10.59-$11.36	$10.15-$11.05	$10.09-$11.15
Net assets	$ 383,309,678	$ 382,320,724	$ 222,256,923	$ 201,510,343	$ 209,160,674
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.55%	2.04%	2.61%	2.49%	1.98%
Total return (d)	(1.62) - (0.13)%	2.05 - 3.59%	2.78 - 4.33%	(0.88) - 0.63%	0.69 - 0.87%
Thrivent Low Volatility Equity
Units (a)	3,489,453	3,309,655	3,099,873	1,937,235	869,304
Unit value	$15.39-$14.60	$13.03-$12.54	$12.80-$12.51	$10.44-$10.36	$10.79-$10.87
Net assets	$ 51,767,009	$ 42,299,248	$ 39,403,877	$ 20,259,157	$ 9,485,992
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.56%	1.39%	1.05%	0.02%	1.26%
Total return (d)	16.42 - 18.18%	0.27 - 1.79%	20.81 - 22.64%	(4.74) - (3.29)%	7.90 - 8.71%
Thrivent Mid Cap Growth
Units (a)	3,289,704	1,779,613	—	—	—
Unit value	$16.57-$16.16	$14.88-$14.73	—	—	—
Net assets	$ 51,338,068	$ 25,785,096	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	— %	— %	— %
Investment income ratio (c)	0.00%	0.00%	— %	— %	— %
Total return (d)	9.69 - 11.35%	47.33 - 48.82%	— %	— %	— %
Thrivent Mid Cap Index
Units (a)	13,343,874	12,599,220	12,349,062	11,579,891	10,275,725
Unit value	$16.95-$39.65	$13.68-$32.47	$12.11-$29.18	$ 9.66-$23.63	$10.93-$27.15
Net assets	$ 532,282,428	$ 447,450,110	$ 407,814,426	$ 309,691,519	$ 318,009,323
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.96%	1.36%	1.18%	1.01%	0.88%
Total return (d)	22.13 - 23.98%	11.26 - 12.95%	23.50 - 25.36%	(12.97) - (11.64)%	9.31 - 13.80%
Thrivent Mid Cap Stock
Units (a)	13,350,288	10,583,080	10,458,444	10,107,603	9,555,420
Unit value	$19.18-$47.96	$14.95-$37.95	$12.33-$31.78	$ 9.82-$25.68	$11.07-$29.39
Net assets	$ 619,228,569	$ 464,981,691	$ 402,978,425	$ 316,395,262	$ 345,481,271
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.23%	0.50%	0.62%	0.34%	0.35%
Total return (d)	26.39 - 28.30%	19.39 - 21.20%	23.78 - 25.65%	(12.65) - (11.32)%	10.70 - 16.76%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Thrivent Mid Cap Value
Units (a)	1,602,453	201,601	—	—	—
Unit value	$ 17.28-$16.85	$ 13.26-$13.12	—	—	—
Net assets	$ 27,150,058	$ 2,648,090	—	—	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	— %	— %	— %
Investment income ratio (c)	0.59%	2.07%	— %	— %	— %
Total return (d)	28.42 - 30.36%	31.24 - 32.57%	— %	— %	— %
Thrivent Moderate Allocation
Units (a)	457,703,594	474,953,726	504,846,740	531,068,061	547,436,729
Unit value	$ 26.65-$18.03	$ 23.87-$16.40	$ 21.22-$14.81	$ 18.04-$12.79	$ 19.06-$13.72
Net assets	$10,460,789,782	$9,859,224,387	$9,368,904,693	$8,354,500,017	$9,081,423,649
Ratio of expenses to net assets (b)	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	1.51%	1.99%	2.27%	1.73%	1.62%
Total return (d)	9.91 - 11.62%	10.76 - 12.49%	15.82 - 17.62%	(6.81) - (5.34)%	10.17 - 11.89%
Thrivent Moderately Aggressive Allocation
Units (a)	252,502,236	254,503,383	269,294,479	279,729,097	277,346,557
Unit value	$ 30.26-$19.86	$ 26.26-$16.88	$ 23.17-$15.13	$ 19.15-$12.70	$ 20.55-$13.84
Net assets	$ 6,720,738,329	$6,072,214,856	$5,713,878,815	$4,900,885,957	$5,191,316,046
Ratio of expenses to net assets (b)	0.95 - 2.25%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%	0.95 - 2.50%
Investment income ratio (c)	1.20%	1.64%	1.84%	1.27%	1.21%
Total return (d)	13.76 - 15.25%	11.58 - 13.33%	19.10 - 20.96%	(8.24) - (6.79)%	13.92 - 15.69%
Thrivent Moderately Conservative Allocation
Units (a)	288,148,731	301,352,955	307,114,415	316,472,734	319,832,160
Unit value	$ 21.56-$18.29	$ 20.30-$17.44	$ 18.58-$16.16	$ 16.28-$14.34	$ 17.00-$15.16
Net assets	$ 5,354,916,413	$5,315,293,591	$4,982,901,491	$4,500,765,566	$4,777,862,801
Ratio of expenses to net assets (b)	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%	0.95 - 2.20%
Investment income ratio (c)	1.81%	2.27%	2.53%	2.06%	1.79%
Total return (d)	4.86 - 6.18%	7.94 - 9.30%	12.67 - 14.09%	(5.41) - (4.22)%	7.14 - 8.48%
Thrivent Money Market
Units (a)	206,124,449	274,389,851	166,249,843	147,681,260	125,287,793
Unit value	$ 1.02-$.88	$ 1.03-$.90	$ 1.03-$.91	$ 1.01-$.92	$ 1.00-$.92
Net assets	$ 202,004,399	$ 271,701,235	$ 165,987,261	$ 146,518,896	$ 123,893,590
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.00%	0.22%	1.80%	1.48%	0.49%
Total return (d)	(1.88) - (0.40)%	(1.60) - (0.11)%	(0.09) - 1.42%	(0.44) - 1.07%	(1.38) - 0.15%
Thrivent Multidimensional Income
Units (a)	4,589,533	2,298,985	2,214,225	1,478,279	784,072
Unit value	$ 12.32-$11.55	$ 11.70-$11.13	$ 11.09-$10.71	$ 9.68-$9.49	$ 10.27-$10.22
Net assets	$ 54,555,569	$ 26,166,991	$ 24,109,675	$ 14,169,145	$ 8,045,063
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.52%	0.00%	4.85%	5.88%	4.68%
Total return (d)	3.78 - 5.35%	3.85 - 5.42%	12.93 - 14.63%	(7.16) - (5.75)%	2.19 - 2.69%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Thrivent Opportunity Income Plus
Units (a)	14,153,211	14,378,390	13,690,079	11,368,215	11,343,977
Unit value	$11.42-$14.04	$11.27-$14.05	$10.84-$13.72	$10.03-$12.89	$10.17-$13.27
Net assets	$ 218,770,327	$ 222,189,723	$ 206,132,161	$ 159,691,257	$ 163,193,342
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	2.99%	3.32%	4.01%	4.11%	3.39%
Total return (d)	(0.12) - 1.39%	2.41 - 3.97%	6.49 - 8.09%	(2.89) - (1.41)%	1.69 - 2.66%
Thrivent Partner Emerging Markets Equity
Units (a)	5,014,757	5,015,606	5,701,478	6,172,791	5,844,298
Unit value	$13.25-$15.01	$13.96-$16.06	$11.02-$12.87	$ 9.21-$10.92	$10.87-$13.07
Net assets	$ 81,336,910	$ 86,966,301	$ 78,712,667	$ 71,793,496	$ 80,852,521
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.17%	2.26%	0.75%	1.27%	0.67%
Total return (d)	(6.52) - (5.11)%	24.79 - 26.68%	17.89 - 19.67%	(16.50) - (15.23)%	8.66 - 25.25%
Thrivent Partner Healthcare
Units (a)	8,567,447	7,637,889	7,439,494	7,687,884	7,735,294
Unit value	$17.85-$34.42	$15.89-$31.11	$13.43-$26.69	$10.71-$21.61	$ 9.93-$20.34
Net assets	$ 279,464,082	$ 246,553,932	$ 212,367,156	$ 176,708,343	$ 166,185,867
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.29%	0.44%	0.42%	0.91%	0.26%
Total return (d)	10.64 - 12.32%	16.56 - 18.33%	23.49 - 25.35%	6.26 - 7.88%	(0.70) - 17.18%
Thrivent Real Estate Securities
Units (a)	4,831,218	4,777,399	5,125,220	5,057,972	5,421,413
Unit value	$16.55-$31.78	$11.70-$22.79	$12.41-$24.54	$ 9.74-$19.55	$10.32-$21.04
Net assets	$ 182,777,809	$ 134,355,521	$ 155,936,196	$ 123,771,761	$ 142,043,628
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	1.38%	2.01%	2.14%	2.01%	1.62%
Total return (d)	39.44 - 41.55%	(7.14) - (5.73)%	25.53 - 27.43%	(7.10) - (5.68)%	3.23 - 3.97%
Thrivent Small Cap Growth Subaccount
Units (a)	5,181,321	3,695,052	1,742,182	1,023,853	—
Unit value	$20.06-$18.98	$17.99-$17.28	$11.62-$11.33	$ 9.09-$9.00	—
Net assets	$ 94,094,140	$ 63,415,976	$ 19,941,374	$ 9,248,314	—
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	— %
Investment income ratio (c)	0.00%	0.00%	0.00%	0.00%	— %
Total return (d)	9.83 - 11.49%	52.45 - 54.76%	26.00 - 27.90%	(10.04) - (9.12)%	— %

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Thrivent Small Cap Index
Units (a)	12,939,309	11,859,869	11,230,468	10,468,983	8,943,712
Unit value	$17.00-$39.87	$ 13.49-$32.12	$12.19-$29.47	$ 9.99-$24.52	$10.98-$27.36
Net assets	$ 512,703,893	$ 418,911,563	$ 379,530,260	$294,522,812	$ 282,658,536
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.82%	1.18%	1.05%	0.94%	0.85%
Total return (d)	24.13 - 26.00%	9.01 - 10.66%	20.18 - 22.00%	(10.39) - (9.02)%	9.84 - 11.01%
Thrivent Small Cap Stock
Units (a)	8,359,146	6,678,954	6,844,695	6,977,276	6,917,097
Unit value	$19.32-$36.77	$ 15.54-$30.04	$12.72-$24.95	$ 9.99-$19.90	$11.17-$22.57
Net assets	$ 331,659,086	$252,029,483.00	$ 218,322,227	$178,146,550	$ 202,001,561
Ratio of expenses to net assets (b)	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%	0.40 - 1.90%
Investment income ratio (c)	0.79%	0.69%	0.39%	0.42%	0.35%
Total return (d)	22.42 - 24.27%	20.38 - 22.20%	25.37 - 27.26%	(11.83) - (10.49)%	11.66 - 18.96%
Vanguard® VIF Capital Growth
Units (a)	56,887	70,958	89,019	84,181	48,032
Unit value	$ 19.48	$ 16.15	$ 13.85	$ 11.03	$ 11.25
Net assets	$ 1,108,183	$ 1,145,847	$ 1,232,881	$ 928,587	$ 540,212
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.96%	1.43%	1.11%	0.70%	0.00%
Total return (d)	20.63%	16.59%	25.55%	(1.92) %	12.47%
Vanguard® VIF International
Units (a)	140,513	100,776	96,565	73,494	9,468
Unit value	$ 19.77	$ 20.23	$ 12.93	$ 9.93	$ 11.45
Net assets	$ 2,773,429	$ 2,034,331	$ 1,248,817	$ 729,791	$ 108,404
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.23%	1.28%	1.38%	0.34%	0.00%
Total return (d)	(2.28) %	56.40%	30.24%	(13.27) %	14.49%
Vanguard® VIF Short-Term Investment-Grade
Units (a)	254,929	61,709	90,640	56,379	11,252
Unit value	$ 10.90	$ 11.04	$ 10.54	$ 10.05	$ 10.02
Net assets	$ 2,779,729	$ 681,017	$ 955,361	$ 566,464	$ 112,732
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.96%	2.77%	2.28%	1.10%	0.00%
Total return (d)	(1.20) %	4.70%	4.90%	0.28%	0.19%
Vanguard® VIF Small Company Growth
Units (a)	38,106	50,502	76,998	54,425	5,263
Unit value	$ 17.94	$ 15.82	$ 12.94	$ 10.18	$ 11.06
Net assets	$ 682,991	$ 798,615	$ 996,521	$ 553,969	$ 58,206
Ratio of expenses to net assets (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Investment income ratio (c)	0.40%	0.74%	0.37%	0.18%	0.00%
Total return (d)	13.36%	22.26%	27.15%	(7.96) %	10.59%

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017
Vanguard® VIF Total Bond Market Index
Units (a)	602,724	719,000	575,974	308,191	66,734
Unit value	$ 11.34	$ 11.60	$ 10.84	$ 10.02	$ 10.09
Net assets	$6,837,588	$8,340,789	$6,241,958	$3,088,756	$673,058
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	2.32%	2.25%	2.04%	1.96%	0.00%
Total return (d)	(2.21)%	7.04%	8.13%	(0.63)%	0.86%
Vanguard® VIF Total Stock Market Index
Units (a)	386,235	463,268	388,913	332,469	57,479
Unit value	$ 20.36	$ 16.29	$ 13.58	$ 10.44	$ 11.08
Net assets	$7,864,503	$7,545,779	$5,281,005	$3,470,105	$636,951
Ratio of expenses to net assets (b)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment income ratio (c)	1.25%	1.46%	1.44%	0.64%	0.00%
Total return (d)	25.01%	19.95%	30.10%	(5.81)%	10.82%

(a)	These amounts represent the units for contracts in accumulation, contracts in death claim, and contracts in payout.
(b)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded. The RPA fee is not included.
(c)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(d)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total returns and unit values are presented as a range of minimum to maximum values, based on the price level representing the minimum and maximum expense ratio amounts.
(7) UNIT FAIR VALUE
Thrivent Variable Annuity Account I contains four different products, which have unique combinations of features and fees that are charged against the contract owner's account balance. In addition, all four products offer the selection of additional death benefit options. Differences in the fee structure result in multiple different unit values, expense ratios and total returns. Units, unit values and asset balances for each subaccount are as follows:

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Flexible Premium Deferred Variable Annuity – 2002
Basic Death Benefits only – 1.10% Expense Ratio
Thrivent Aggressive Allocation	1,160,043	$36.47	$ 42,304,594
Thrivent All Cap Subaccount	108,183	$59.93	$ 6,483,136
Thrivent Balanced Income Plus	521,852	$30.67	$ 16,007,665
Thrivent Diversified Income Plus	497,094	$33.29	$ 16,549,447
Thrivent ESG Index	86,348	$16.63	$ 1,435,581
Thrivent Global Stock	635,319	$36.37	$ 23,103,908
Thrivent Government Bond	522,890	$16.28	$ 8,513,451
Thrivent High Yield	343,144	$34.30	$ 11,769,131
Thrivent Income	626,726	$22.12	$ 13,865,499
Thrivent International Allocation	1,533,753	$13.84	$ 21,229,132
Thrivent International Index	7,962	$14.05	$ 111,895
Thrivent Large Cap Growth	865,261	$77.07	$ 66,684,558
Thrivent Large Cap Index	640,888	$60.34	$ 38,673,647
Thrivent Large Cap Value	508,118	$47.71	$ 24,242,501
Thrivent Limited Maturity Bond	934,000	$13.69	$ 12,789,239
Thrivent Low Volatility Equity	55,477	$15.16	$ 841,102
Thrivent Mid Cap Growth	38,686	$16.38	$ 633,607
Thrivent Mid Cap Index	244,204	$66.68	$ 16,283,952
Thrivent Mid Cap Stock	473,134	$80.13	$ 37,912,312
Thrivent Mid Cap Value	23,208	$17.08	$ 396,423
Thrivent Moderate Allocation	5,402,458	$27.20	$146,934,060
Thrivent Moderately Aggressive Allocation	3,898,447	$31.29	$121,985,462
Thrivent Moderately Conservative Allocation	2,698,968	$21.76	$ 58,720,349
Thrivent Money Market	3,888,450	$ 1.01	$ 3,925,576
Thrivent Multidimensional Income	66,361	$11.99	$ 795,459
Thrivent Opportunity Income Plus	284,573	$16.74	$ 4,763,173
Thrivent Partner Emerging Markets Equity	103,520	$16.75	$ 1,733,896
Thrivent Partner Healthcare	152,865	$38.40	$ 5,869,896
Thrivent Real Estate Securities	211,739	$60.98	$ 12,912,337
Thrivent Small Cap Growth Subaccount	79,130	$19.55	$ 1,546,629
Thrivent Small Cap Index	232,975	$70.18	$ 16,349,466
Thrivent Small Cap Stock	368,114	$65.42	$ 24,080,693
			$759,447,776

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
MADB – 1.20% Expense Ratio
Thrivent Aggressive Allocation	2,498,473	$35.86	$ 89,606,766
Thrivent All Cap Subaccount	266,387	$58.79	$ 15,660,642
Thrivent Balanced Income Plus	1,079,517	$30.09	$ 32,484,756
Thrivent Diversified Income Plus	1,213,525	$32.66	$ 39,633,280
Thrivent ESG Index	72,790	$16.60	$ 1,208,152
Thrivent Global Stock	1,977,489	$35.68	$ 70,547,729
Thrivent Government Bond	1,223,655	$15.97	$ 19,544,494
Thrivent High Yield	705,591	$33.64	$ 23,740,401
Thrivent Income	1,485,057	$21.70	$ 32,230,887
Thrivent International Allocation	3,595,808	$13.65	$ 49,092,793
Thrivent International Index	32,997	$14.03	$ 462,959
Thrivent Large Cap Growth	1,935,245	$75.61	$ 146,312,978
Thrivent Large Cap Index	1,332,571	$59.20	$ 78,885,600
Thrivent Large Cap Value	1,212,381	$46.83	$ 56,771,779
Thrivent Limited Maturity Bond	2,417,897	$13.43	$ 32,479,470
Thrivent Low Volatility Equity	100,532	$15.09	$ 1,517,088
Thrivent Mid Cap Growth	110,827	$16.35	$ 1,812,130
Thrivent Mid Cap Index	558,320	$65.41	$ 36,522,375
Thrivent Mid Cap Stock	1,147,176	$78.61	$ 90,178,031
Thrivent Mid Cap Value	64,029	$17.05	$ 1,091,862
Thrivent Moderate Allocation	12,818,572	$26.75	$ 342,866,792
Thrivent Moderately Aggressive Allocation	9,031,795	$30.77	$ 277,935,327
Thrivent Moderately Conservative Allocation	5,982,698	$21.40	$ 128,009,451
Thrivent Money Market	10,498,786	$ 0.99	$ 10,401,915
Thrivent Multidimensional Income	190,934	$11.93	$ 2,278,019
Thrivent Opportunity Income Plus	735,407	$16.43	$ 12,081,475
Thrivent Partner Emerging Markets Equity	248,885	$16.52	$ 4,111,550
Thrivent Partner Healthcare	335,892	$37.88	$ 12,722,750
Thrivent Real Estate Securities	482,799	$59.85	$ 28,896,949
Thrivent Small Cap Growth Subaccount	197,151	$19.47	$ 3,839,218
Thrivent Small Cap Index	500,228	$68.84	$ 34,437,829
Thrivent Small Cap Stock	966,396	$64.17	$ 62,017,667
			$1,739,383,114

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
PADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	42,457	$34.98	$ 1,485,080
Thrivent All Cap Subaccount	3,002	$57.12	$ 171,494
Thrivent Balanced Income Plus	47,049	$29.24	$ 1,375,635
Thrivent Diversified Income Plus	41,804	$31.73	$ 1,326,581
Thrivent ESG Index	—	$16.56	$ —
Thrivent Global Stock	37,765	$34.66	$ 1,309,074
Thrivent Government Bond	25,224	$15.52	$ 391,455
Thrivent High Yield	22,309	$32.69	$ 729,328
Thrivent Income	74,346	$21.09	$ 1,567,803
Thrivent International Allocation	59,955	$13.38	$ 801,931
Thrivent International Index	—	$14.00	$ —
Thrivent Large Cap Growth	49,360	$73.46	$ 3,625,299
Thrivent Large Cap Index	26,836	$57.52	$ 1,543,590
Thrivent Large Cap Value	30,168	$45.53	$ 1,373,582
Thrivent Limited Maturity Bond	52,966	$13.05	$ 691,294
Thrivent Low Volatility Equity	1,060	$14.98	$ 15,883
Thrivent Mid Cap Growth	929	$16.31	$ 15,154
Thrivent Mid Cap Index	7,307	$63.56	$ 464,425
Thrivent Mid Cap Stock	24,311	$76.38	$ 1,856,892
Thrivent Mid Cap Value	631	$17.01	$ 10,733
Thrivent Moderate Allocation	332,012	$26.09	$ 8,661,023
Thrivent Moderately Aggressive Allocation	150,830	$30.01	$ 4,526,760
Thrivent Moderately Conservative Allocation	229,147	$20.87	$ 4,781,784
Thrivent Money Market	126,110	$ 0.96	$ 121,532
Thrivent Multidimensional Income	4,952	$11.85	$ 58,669
Thrivent Opportunity Income Plus	13,043	$15.97	$ 208,359
Thrivent Partner Emerging Markets Equity	3,167	$16.18	$ 51,256
Thrivent Partner Healthcare	3,365	$37.11	$ 124,853
Thrivent Real Estate Securities	7,554	$58.20	$ 439,626
Thrivent Small Cap Growth Subaccount	3,487	$19.37	$ 67,532
Thrivent Small Cap Index	6,299	$66.89	$ 421,343
Thrivent Small Cap Stock	25,635	$62.35	$ 1,598,432
			$39,816,402

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
EADB – 1.30% Expense Ratio
Thrivent Aggressive Allocation	19,562	$35.27	$ 689,964
Thrivent All Cap Subaccount	2,948	$57.67	$ 170,007
Thrivent Balanced Income Plus	14,412	$29.52	$ 425,439
Thrivent Diversified Income Plus	7,599	$32.04	$ 243,464
Thrivent ESG Index	—	$16.57	$ —
Thrivent Global Stock	10,675	$35.00	$ 373,589
Thrivent Government Bond	4,575	$15.67	$ 71,678
Thrivent High Yield	5,669	$33.01	$ 187,114
Thrivent Income	11,795	$21.29	$ 251,134
Thrivent International Allocation	22,356	$13.47	$ 301,074
Thrivent International Index	—	$14.01	$ —
Thrivent Large Cap Growth	16,802	$74.17	$ 1,246,222
Thrivent Large Cap Index	6,692	$58.07	$ 388,615
Thrivent Large Cap Value	13,168	$45.96	$ 605,211
Thrivent Limited Maturity Bond	8,701	$13.18	$ 114,665
Thrivent Low Volatility Equity	—	$15.02	$ —
Thrivent Mid Cap Growth	2,614	$16.32	$ 42,668
Thrivent Mid Cap Index	2,135	$64.17	$ 137,037
Thrivent Mid Cap Stock	8,442	$77.12	$ 651,009
Thrivent Mid Cap Value	—	$17.02	$ —
Thrivent Moderate Allocation	154,436	$26.31	$ 4,062,439
Thrivent Moderately Aggressive Allocation	80,814	$30.26	$ 2,445,733
Thrivent Moderately Conservative Allocation	46,616	$21.04	$ 980,927
Thrivent Money Market	143,053	$ 0.97	$ 139,108
Thrivent Multidimensional Income	—	$11.88	$ —
Thrivent Opportunity Income Plus	6,123	$16.12	$ 98,732
Thrivent Partner Emerging Markets Equity	—	$16.30	$ —
Thrivent Partner Healthcare	3,274	$37.36	$ 122,335
Thrivent Real Estate Securities	8,804	$58.74	$ 517,181
Thrivent Small Cap Growth Subaccount	3,567	$19.40	$ 69,212
Thrivent Small Cap Index	2,625	$67.54	$ 177,253
Thrivent Small Cap Stock	5,869	$62.95	$ 369,470
			$14,881,280

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
MADB & PADB – 1.40% Expense Ratio
Thrivent Aggressive Allocation	286,199	$34.69	$ 9,927,515
Thrivent All Cap Subaccount	19,496	$56.58	$ 1,102,986
Thrivent Balanced Income Plus	119,991	$28.96	$ 3,474,084
Thrivent Diversified Income Plus	76,414	$31.43	$ 2,401,206
Thrivent ESG Index	1,548	$16.54	$ 25,605
Thrivent Global Stock	166,250	$34.33	$ 5,707,748
Thrivent Government Bond	105,926	$15.37	$ 1,626,918
Thrivent High Yield	58,221	$32.38	$ 1,885,216
Thrivent Income	129,661	$20.89	$ 2,706,968
Thrivent International Allocation	297,593	$13.28	$ 3,953,210
Thrivent International Index	3,444	$13.98	$ 48,165
Thrivent Large Cap Growth	158,690	$72.76	$ 11,546,104
Thrivent Large Cap Index	126,690	$56.97	$ 7,217,520
Thrivent Large Cap Value	89,419	$45.11	$ 4,033,462
Thrivent Limited Maturity Bond	165,787	$12.93	$ 2,143,141
Thrivent Low Volatility Equity	5,488	$14.95	$ 82,047
Thrivent Mid Cap Growth	9,292	$16.30	$ 151,431
Thrivent Mid Cap Index	47,886	$62.95	$ 3,014,594
Thrivent Mid Cap Stock	94,542	$75.65	$ 7,152,163
Thrivent Mid Cap Value	5,865	$17.00	$ 99,687
Thrivent Moderate Allocation	1,184,362	$25.87	$ 30,639,197
Thrivent Moderately Aggressive Allocation	737,695	$29.76	$ 21,955,998
Thrivent Moderately Conservative Allocation	499,494	$20.69	$ 10,336,722
Thrivent Money Market	618,273	$ 0.95	$ 590,176
Thrivent Multidimensional Income	2,931	$11.82	$ 34,643
Thrivent Opportunity Income Plus	69,161	$15.83	$ 1,094,256
Thrivent Partner Emerging Markets Equity	13,491	$16.07	$ 216,849
Thrivent Partner Healthcare	15,301	$36.86	$ 563,931
Thrivent Real Estate Securities	42,443	$57.66	$ 2,446,380
Thrivent Small Cap Growth Subaccount	15,473	$19.33	$ 299,099
Thrivent Small Cap Index	45,995	$66.25	$ 3,047,282
Thrivent Small Cap Stock	76,371	$61.76	$ 4,716,576
			$144,240,879

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
MADB & EADB – 1.35% Expense Ratio
Thrivent Aggressive Allocation	185,670	$34.98	$ 6,494,370
Thrivent All Cap Subaccount	16,903	$57.12	$ 965,536
Thrivent Balanced Income Plus	24,856	$29.24	$ 726,745
Thrivent Diversified Income Plus	44,577	$31.73	$ 1,414,591
Thrivent ESG Index	1,791	$16.56	$ 29,659
Thrivent Global Stock	92,404	$34.66	$ 3,203,033
Thrivent Government Bond	46,161	$15.52	$ 716,384
Thrivent High Yield	36,272	$32.69	$ 1,185,809
Thrivent Income	45,599	$21.09	$ 961,597
Thrivent International Allocation	133,344	$13.38	$ 1,783,542
Thrivent International Index	—	$14.00	$ —
Thrivent Large Cap Growth	79,501	$73.46	$ 5,840,217
Thrivent Large Cap Index	61,311	$57.52	$ 3,526,545
Thrivent Large Cap Value	51,862	$45.53	$ 2,361,337
Thrivent Limited Maturity Bond	124,905	$13.05	$ 1,630,265
Thrivent Low Volatility Equity	6,525	$14.98	$ 97,774
Thrivent Mid Cap Growth	4,932	$16.31	$ 80,441
Thrivent Mid Cap Index	22,875	$63.56	$ 1,453,932
Thrivent Mid Cap Stock	46,169	$76.38	$ 3,526,366
Thrivent Mid Cap Value	3,078	$17.01	$ 52,359
Thrivent Moderate Allocation	445,850	$26.09	$11,630,649
Thrivent Moderately Aggressive Allocation	301,389	$30.01	$ 9,045,379
Thrivent Moderately Conservative Allocation	216,059	$20.87	$ 4,508,660
Thrivent Money Market	167,619	$ 0.96	$ 161,569
Thrivent Multidimensional Income	30,353	$11.85	$ 359,603
Thrivent Opportunity Income Plus	21,114	$15.97	$ 337,283
Thrivent Partner Emerging Markets Equity	10,277	$16.18	$ 166,318
Thrivent Partner Healthcare	16,278	$37.11	$ 604,062
Thrivent Real Estate Securities	18,552	$58.20	$ 1,079,689
Thrivent Small Cap Growth Subaccount	11,438	$19.37	$ 221,507
Thrivent Small Cap Index	22,793	$66.89	$ 1,524,663
Thrivent Small Cap Stock	36,172	$62.35	$ 2,255,457
			$67,945,341

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
PADB & EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	2,433	$34.11	$ 82,988
Thrivent All Cap Subaccount	59	$55.50	$ 3,275
Thrivent Balanced Income Plus	4,334	$28.41	$ 123,121
Thrivent Diversified Income Plus	7,538	$30.83	$ 232,438
Thrivent ESG Index	—	$16.51	$ —
Thrivent Global Stock	9,543	$33.68	$ 321,410
Thrivent Government Bond	4,983	$15.08	$ 75,134
Thrivent High Yield	2,596	$31.76	$ 82,466
Thrivent Income	1,599	$20.49	$ 32,765
Thrivent International Allocation	11,967	$13.10	$ 156,814
Thrivent International Index	—	$13.96	$ —
Thrivent Large Cap Growth	6,147	$71.38	$ 438,773
Thrivent Large Cap Index	5,059	$55.89	$ 282,734
Thrivent Large Cap Value	2,728	$44.27	$ 120,774
Thrivent Limited Maturity Bond	14,861	$12.68	$ 188,474
Thrivent Low Volatility Equity	—	$14.88	$ —
Thrivent Mid Cap Growth	—	$16.27	$ —
Thrivent Mid Cap Index	1,863	$61.76	$ 115,027
Thrivent Mid Cap Stock	3,360	$74.21	$ 249,385
Thrivent Mid Cap Value	—	$16.97	$ —
Thrivent Moderate Allocation	110,424	$25.44	$2,809,369
Thrivent Moderately Aggressive Allocation	21,777	$29.27	$ 637,408
Thrivent Moderately Conservative Allocation	36,632	$20.35	$ 745,529
Thrivent Money Market	5,873	$ 0.94	$ 5,512
Thrivent Multidimensional Income	—	$11.76	$ —
Thrivent Opportunity Income Plus	417	$15.53	$ 6,482
Thrivent Partner Emerging Markets Equity	398	$15.86	$ 6,312
Thrivent Partner Healthcare	615	$36.35	$ 22,343
Thrivent Real Estate Securities	1,995	$56.59	$ 112,870
Thrivent Small Cap Growth Subaccount	—	$19.26	$ —
Thrivent Small Cap Index	1,495	$64.99	$ 97,182
Thrivent Small Cap Stock	5,891	$60.59	$ 356,915
			$7,305,500

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
MADB, PADB & EADB – 1.55% Expense Ratio
Thrivent Aggressive Allocation	502,350	$33.83	$ 16,994,427
Thrivent All Cap Subaccount	38,941	$54.97	$ 2,140,673
Thrivent Balanced Income Plus	313,413	$28.14	$ 8,818,885
Thrivent Diversified Income Plus	249,573	$30.54	$ 7,621,782
Thrivent ESG Index	10,301	$16.50	$ 169,982
Thrivent Global Stock	408,831	$33.36	$ 13,638,015
Thrivent Government Bond	232,279	$14.94	$ 3,469,139
Thrivent High Yield	91,218	$31.46	$ 2,869,944
Thrivent Income	211,902	$20.29	$ 4,300,464
Thrivent International Allocation	511,294	$13.01	$ 6,654,198
Thrivent International Index	11,935	$13.95	$ 166,474
Thrivent Large Cap Growth	268,297	$70.70	$ 18,966,016
Thrivent Large Cap Index	231,221	$55.35	$ 12,799,034
Thrivent Large Cap Value	167,768	$43.86	$ 7,358,284
Thrivent Limited Maturity Bond	348,216	$12.56	$ 4,373,813
Thrivent Low Volatility Equity	11,282	$14.85	$ 167,490
Thrivent Mid Cap Growth	16,084	$16.26	$ 261,460
Thrivent Mid Cap Index	119,608	$61.17	$ 7,316,079
Thrivent Mid Cap Stock	221,759	$73.50	$ 16,300,335
Thrivent Mid Cap Value	8,769	$16.95	$ 148,658
Thrivent Moderate Allocation	1,527,119	$25.23	$ 38,529,722
Thrivent Moderately Aggressive Allocation	1,121,061	$29.03	$ 32,541,329
Thrivent Moderately Conservative Allocation	876,988	$20.18	$ 17,700,149
Thrivent Money Market	1,127,914	$ 0.93	$ 1,046,954
Thrivent Multidimensional Income	12,039	$11.74	$ 141,299
Thrivent Opportunity Income Plus	115,502	$15.39	$ 1,777,385
Thrivent Partner Emerging Markets Equity	26,512	$15.75	$ 417,485
Thrivent Partner Healthcare	61,377	$36.11	$ 2,216,126
Thrivent Real Estate Securities	70,299	$56.06	$ 3,941,225
Thrivent Small Cap Growth Subaccount	16,058	$19.22	$ 308,708
Thrivent Small Cap Index	100,453	$64.37	$ 6,466,540
Thrivent Small Cap Stock	175,640	$60.01	$ 10,539,597
			$250,161,671
Basic Death Benefits & RPA – 1.60% Expense Ratio
Thrivent Moderately Conservative Allocation	9,649	$16.42	$ 158,428
			$ 158,428
Basic Death Benefits & RPA – 1.85% Expense Ratio
Thrivent Moderate Allocation	144,469	$24.24	$ 3,501,904
Thrivent Moderately Aggressive Allocation	—	$27.89	$ —
Thrivent Moderately Conservative Allocation	8,959	$19.39	$ 173,716
			$ 3,675,620

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
MADB & RPA – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	75,648	$16.26	$ 1,229,769
			$ 1,229,769
MADB & RPA – 1.95% Expense Ratio
Thrivent Moderate Allocation	297,253	$23.84	$ 7,086,132
Thrivent Moderately Aggressive Allocation	20,249	$27.43	$ 555,331
Thrivent Moderately Conservative Allocation	43,535	$19.07	$ 830,189
			$ 8,471,652
Flexible Premium Deferred Variable Annuity – 2005
Years 1-7 Basic Death Benefit only – 1.25% Expense Ratio
Thrivent Aggressive Allocation	7,877,849	$35.57	$ 280,188,497
Thrivent All Cap Subaccount	662,799	$44.31	$ 29,366,028
Thrivent Balanced Income Plus	3,458,310	$24.73	$ 85,511,107
Thrivent Diversified Income Plus	8,719,586	$23.22	$ 202,448,075
Thrivent ESG Index	369,623	$16.58	$ 6,129,796
Thrivent Global Stock	894,194	$29.21	$ 26,119,428
Thrivent Government Bond	3,024,427	$14.80	$ 44,766,112
Thrivent High Yield	2,948,829	$23.49	$ 69,270,867
Thrivent Income	5,276,356	$18.90	$ 99,710,454
Thrivent International Allocation	5,141,591	$13.56	$ 69,718,808
Thrivent International Index	309,345	$14.02	$ 4,336,550
Thrivent Large Cap Growth	4,907,619	$60.55	$ 297,156,432
Thrivent Large Cap Index	9,381,027	$44.62	$ 418,602,749
Thrivent Large Cap Value	2,305,288	$33.74	$ 77,787,940
Thrivent Limited Maturity Bond	5,466,252	$12.71	$ 69,471,746
Thrivent Low Volatility Equity	999,750	$15.06	$ 15,051,478
Thrivent Mid Cap Growth	652,283	$16.34	$ 10,656,507
Thrivent Mid Cap Index	4,252,314	$44.19	$ 187,926,896
Thrivent Mid Cap Stock	2,211,922	$53.45	$ 118,226,891
Thrivent Mid Cap Value	353,672	$17.04	$ 6,025,988
Thrivent Moderate Allocation	48,667,999	$26.53	$1,291,054,795
Thrivent Moderately Aggressive Allocation	34,297,315	$30.52	$1,046,544,247
Thrivent Moderately Conservative Allocation	22,212,665	$21.22	$ 471,327,727
Thrivent Money Market	49,789,290	$ 0.98	$ 49,019,193
Thrivent Multidimensional Income	1,391,266	$11.90	$ 16,560,261
Thrivent Opportunity Income Plus	3,705,961	$15.64	$ 57,978,652
Thrivent Partner Emerging Markets Equity	1,369,621	$16.41	$ 22,471,718
Thrivent Partner Healthcare	1,920,773	$37.62	$ 72,258,137
Thrivent Real Estate Securities	1,019,198	$35.42	$ 36,097,340
Thrivent Small Cap Growth Subaccount	1,144,758	$19.44	$ 22,251,384
Thrivent Small Cap Index	3,928,041	$44.44	$ 174,547,040
Thrivent Small Cap Stock	1,239,746	$40.98	$ 50,806,311
			$5,429,389,154

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB – 1.45% Expense Ratio
Thrivent Aggressive Allocation	5,237,761	$34.40	$ 180,174,863
Thrivent All Cap Subaccount	325,604	$42.85	$ 13,952,755
Thrivent Balanced Income Plus	1,869,231	$23.91	$ 44,702,254
Thrivent Diversified Income Plus	4,117,005	$22.46	$ 92,450,132
Thrivent ESG Index	155,610	$16.53	$ 2,572,002
Thrivent Global Stock	579,591	$28.25	$ 16,374,157
Thrivent Government Bond	1,247,757	$14.32	$ 17,862,641
Thrivent High Yield	1,299,850	$22.72	$ 29,532,983
Thrivent Income	2,457,103	$18.28	$ 44,909,890
Thrivent International Allocation	1,725,844	$13.19	$ 22,770,164
Thrivent International Index	92,526	$13.97	$ 1,292,738
Thrivent Large Cap Growth	2,148,346	$58.56	$ 125,813,079
Thrivent Large Cap Index	3,450,906	$43.16	$ 148,933,747
Thrivent Large Cap Value	1,317,448	$32.64	$ 42,995,780
Thrivent Limited Maturity Bond	3,676,345	$12.29	$ 45,168,794
Thrivent Low Volatility Equity	565,228	$14.92	$ 8,430,404
Thrivent Mid Cap Growth	227,815	$16.28	$ 3,709,448
Thrivent Mid Cap Index	1,698,088	$42.74	$ 72,582,542
Thrivent Mid Cap Stock	1,136,860	$51.70	$ 58,770,829
Thrivent Mid Cap Value	286,959	$16.98	$ 4,872,991
Thrivent Moderate Allocation	29,593,417	$25.65	$ 759,216,019
Thrivent Moderately Aggressive Allocation	22,544,463	$29.52	$ 665,418,029
Thrivent Moderately Conservative Allocation	10,407,484	$20.52	$ 213,587,827
Thrivent Money Market	27,246,413	$ 0.95	$ 25,929,782
Thrivent Multidimensional Income	666,920	$11.79	$ 7,864,417
Thrivent Opportunity Income Plus	2,269,493	$15.13	$ 34,340,434
Thrivent Partner Emerging Markets Equity	583,434	$15.96	$ 9,314,142
Thrivent Partner Healthcare	1,046,848	$36.60	$ 38,318,746
Thrivent Real Estate Securities	565,774	$34.25	$ 19,381,807
Thrivent Small Cap Growth Subaccount	557,904	$19.30	$ 10,764,807
Thrivent Small Cap Index	1,620,123	$42.98	$ 69,628,916
Thrivent Small Cap Stock	673,701	$39.64	$ 26,702,810
			$2,858,339,929

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB – 1.65% Expense Ratio
Thrivent Aggressive Allocation	316,551	$33.27	$ 10,531,698
Thrivent All Cap Subaccount	38,305	$41.45	$ 1,587,567
Thrivent Balanced Income Plus	108,958	$23.13	$ 2,520,190
Thrivent Diversified Income Plus	368,165	$21.72	$ 7,996,050
Thrivent ESG Index	4,516	$16.47	$ 74,401
Thrivent Global Stock	49,951	$27.32	$ 1,364,859
Thrivent Government Bond	151,450	$13.85	$ 2,096,977
Thrivent High Yield	147,687	$21.97	$ 3,245,395
Thrivent Income	392,326	$17.68	$ 6,935,431
Thrivent International Allocation	145,403	$12.84	$ 1,866,621
Thrivent International Index	5,361	$13.93	$ 74,656
Thrivent Large Cap Growth	159,221	$56.64	$ 9,018,376
Thrivent Large Cap Index	282,363	$41.74	$ 11,786,249
Thrivent Large Cap Value	62,161	$31.56	$ 1,962,081
Thrivent Limited Maturity Bond	375,825	$11.89	$ 4,468,105
Thrivent Low Volatility Equity	68,602	$14.78	$ 1,013,668
Thrivent Mid Cap Growth	38,737	$16.23	$ 628,630
Thrivent Mid Cap Index	139,170	$41.34	$ 5,753,376
Thrivent Mid Cap Stock	79,970	$50.00	$ 3,998,416
Thrivent Mid Cap Value	14,679	$16.92	$ 248,437
Thrivent Moderate Allocation	2,903,261	$24.81	$ 72,038,205
Thrivent Moderately Aggressive Allocation	1,558,987	$28.55	$ 44,504,328
Thrivent Moderately Conservative Allocation	1,272,057	$19.85	$ 25,248,947
Thrivent Money Market	5,769,431	$ 0.92	$ 5,313,171
Thrivent Multidimensional Income	37,237	$11.68	$ 435,017
Thrivent Opportunity Income Plus	272,566	$14.63	$ 3,988,924
Thrivent Partner Emerging Markets Equity	23,792	$15.53	$ 369,562
Thrivent Partner Healthcare	126,477	$35.62	$ 4,504,601
Thrivent Real Estate Securities	70,607	$33.13	$ 2,339,230
Thrivent Small Cap Growth Subaccount	53,334	$19.15	$ 1,021,532
Thrivent Small Cap Index	133,901	$41.57	$ 5,565,851
Thrivent Small Cap Stock	38,871	$38.33	$ 1,490,131
			$243,990,682

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 1-7 EADB – 1.50% Expense Ratio
Thrivent Aggressive Allocation	82,798	$34.11	$ 2,824,624
Thrivent All Cap Subaccount	6,317	$42.50	$ 268,433
Thrivent Balanced Income Plus	31,404	$23.72	$ 744,778
Thrivent Diversified Income Plus	38,762	$22.27	$ 863,203
Thrivent ESG Index	1,428	$16.51	$ 23,586
Thrivent Global Stock	23,095	$28.02	$ 647,044
Thrivent Government Bond	5,351	$14.20	$ 75,970
Thrivent High Yield	36,425	$22.53	$ 820,717
Thrivent Income	19,984	$18.13	$ 362,235
Thrivent International Allocation	45,067	$13.10	$ 590,550
Thrivent International Index	1,671	$13.96	$ 23,328
Thrivent Large Cap Growth	50,074	$58.08	$ 2,908,082
Thrivent Large Cap Index	53,089	$42.80	$ 2,272,181
Thrivent Large Cap Value	21,002	$32.36	$ 679,712
Thrivent Limited Maturity Bond	23,052	$12.19	$ 281,002
Thrivent Low Volatility Equity	2,865	$14.88	$ 42,638
Thrivent Mid Cap Growth	1,402	$16.27	$ 22,812
Thrivent Mid Cap Index	22,992	$42.39	$ 974,587
Thrivent Mid Cap Stock	19,354	$51.27	$ 992,221
Thrivent Mid Cap Value	1,501	$16.97	$ 25,474
Thrivent Moderate Allocation	404,651	$25.44	$10,295,018
Thrivent Moderately Aggressive Allocation	273,772	$29.27	$ 8,013,454
Thrivent Moderately Conservative Allocation	172,623	$20.35	$ 3,513,224
Thrivent Money Market	708,968	$ 0.94	$ 669,483
Thrivent Multidimensional Income	7,328	$11.76	$ 86,217
Thrivent Opportunity Income Plus	10,266	$15.01	$ 154,046
Thrivent Partner Emerging Markets Equity	7,112	$15.86	$ 112,758
Thrivent Partner Healthcare	13,201	$36.35	$ 479,930
Thrivent Real Estate Securities	8,911	$33.97	$ 302,719
Thrivent Small Cap Growth Subaccount	1,135	$19.26	$ 21,856
Thrivent Small Cap Index	21,490	$42.62	$ 915,930
Thrivent Small Cap Stock	18,859	$39.31	$ 741,285
			$40,749,097

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & PADB – 1.75% Expense Ratio
Thrivent Aggressive Allocation	267,366	$32.72	$ 8,748,081
Thrivent All Cap Subaccount	38,777	$40.76	$ 1,580,516
Thrivent Balanced Income Plus	149,843	$22.75	$ 3,408,495
Thrivent Diversified Income Plus	297,970	$21.36	$ 6,364,464
Thrivent ESG Index	6,957	$16.45	$ 114,411
Thrivent Global Stock	42,320	$26.87	$ 1,137,212
Thrivent Government Bond	128,878	$13.62	$ 1,754,928
Thrivent High Yield	85,081	$21.61	$ 1,838,781
Thrivent Income	188,990	$17.38	$ 3,285,649
Thrivent International Allocation	173,563	$12.66	$ 2,197,880
Thrivent International Index	4,061	$13.90	$ 56,450
Thrivent Large Cap Growth	214,153	$55.70	$ 11,929,087
Thrivent Large Cap Index	327,261	$41.05	$ 13,434,291
Thrivent Large Cap Value	75,061	$31.04	$ 2,330,041
Thrivent Limited Maturity Bond	239,441	$11.69	$ 2,799,545
Thrivent Low Volatility Equity	21,886	$14.71	$ 321,882
Thrivent Mid Cap Growth	5,711	$16.20	$ 92,530
Thrivent Mid Cap Index	187,184	$40.66	$ 7,610,211
Thrivent Mid Cap Stock	106,626	$49.17	$ 5,242,981
Thrivent Mid Cap Value	5,495	$16.90	$ 92,840
Thrivent Moderate Allocation	2,179,420	$24.40	$ 53,182,786
Thrivent Moderately Aggressive Allocation	1,626,124	$28.07	$ 45,652,719
Thrivent Moderately Conservative Allocation	691,922	$19.52	$ 13,506,638
Thrivent Money Market	3,937,360	$ 0.91	$ 3,564,897
Thrivent Multidimensional Income	38,401	$11.63	$ 446,521
Thrivent Opportunity Income Plus	72,406	$14.39	$ 1,042,107
Thrivent Partner Emerging Markets Equity	60,492	$15.32	$ 926,857
Thrivent Partner Healthcare	91,976	$35.13	$ 3,231,299
Thrivent Real Estate Securities	35,652	$32.58	$ 1,161,615
Thrivent Small Cap Growth Subaccount	60,663	$19.08	$ 1,157,633
Thrivent Small Cap Index	178,128	$40.88	$ 7,281,703
Thrivent Small Cap Stock	78,376	$37.70	$ 2,954,815
			$208,449,865

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & EADB – 1.60% Expense Ratio
Thrivent Aggressive Allocation	171,860	$33.55	$ 5,765,700
Thrivent All Cap Subaccount	12,837	$41.79	$ 536,493
Thrivent Balanced Income Plus	61,538	$23.32	$ 1,435,279
Thrivent Diversified Income Plus	68,721	$21.90	$ 1,505,031
Thrivent ESG Index	2,534	$16.49	$ 41,776
Thrivent Global Stock	32,650	$27.55	$ 899,588
Thrivent Government Bond	22,328	$13.96	$ 311,744
Thrivent High Yield	47,565	$22.16	$ 1,054,003
Thrivent Income	60,874	$17.83	$ 1,085,134
Thrivent International Allocation	92,029	$12.93	$ 1,189,309
Thrivent International Index	3,458	$13.94	$ 48,199
Thrivent Large Cap Growth	85,217	$57.12	$ 4,867,207
Thrivent Large Cap Index	149,049	$42.09	$ 6,273,627
Thrivent Large Cap Value	36,831	$31.83	$ 1,172,276
Thrivent Limited Maturity Bond	64,319	$11.99	$ 771,089
Thrivent Low Volatility Equity	17,672	$14.81	$ 261,740
Thrivent Mid Cap Growth	6,597	$16.24	$ 107,145
Thrivent Mid Cap Index	77,852	$41.69	$ 3,245,400
Thrivent Mid Cap Stock	37,926	$50.42	$ 1,912,147
Thrivent Mid Cap Value	2,068	$16.94	$ 35,034
Thrivent Moderate Allocation	667,452	$25.02	$16,700,140
Thrivent Moderately Aggressive Allocation	551,003	$28.79	$15,861,257
Thrivent Moderately Conservative Allocation	144,108	$20.02	$ 2,884,352
Thrivent Money Market	307,037	$ 0.93	$ 285,235
Thrivent Multidimensional Income	17,007	$11.71	$ 199,146
Thrivent Opportunity Income Plus	50,257	$14.76	$ 741,653
Thrivent Partner Emerging Markets Equity	11,038	$15.64	$ 172,637
Thrivent Partner Healthcare	27,052	$35.86	$ 970,092
Thrivent Real Estate Securities	20,819	$33.41	$ 695,524
Thrivent Small Cap Growth Subaccount	25,795	$19.19	$ 494,974
Thrivent Small Cap Index	43,912	$41.92	$ 1,840,574
Thrivent Small Cap Stock	26,962	$38.66	$ 1,042,258
			$74,405,763

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 1-7 PADB & EADB – 1.80% Expense Ratio
Thrivent Aggressive Allocation	3,286	$32.45	$ 106,627
Thrivent All Cap Subaccount	1,689	$40.42	$ 68,259
Thrivent Balanced Income Plus	36,787	$22.56	$ 829,842
Thrivent Diversified Income Plus	14,131	$21.18	$ 299,330
Thrivent ESG Index	85	$16.43	$ 1,401
Thrivent Global Stock	1,782	$26.65	$ 47,476
Thrivent Government Bond	1,331	$13.50	$ 17,971
Thrivent High Yield	6,975	$21.43	$ 149,485
Thrivent Income	9,561	$17.24	$ 164,833
Thrivent International Allocation	8,725	$12.58	$ 109,735
Thrivent International Index	220	$13.89	$ 3,050
Thrivent Large Cap Growth	17,541	$55.24	$ 968,959
Thrivent Large Cap Index	18,786	$40.71	$ 764,765
Thrivent Large Cap Value	3,456	$30.78	$ 106,375
Thrivent Limited Maturity Bond	3,762	$11.59	$ 43,618
Thrivent Low Volatility Equity	—	$14.67	$ —
Thrivent Mid Cap Growth	—	$16.19	$ —
Thrivent Mid Cap Index	6,740	$40.32	$ 271,735
Thrivent Mid Cap Stock	3,137	$48.76	$ 152,985
Thrivent Mid Cap Value	1,472	$16.88	$ 24,843
Thrivent Moderate Allocation	97,353	$24.20	$ 2,355,891
Thrivent Moderately Aggressive Allocation	123,127	$27.84	$ 3,428,025
Thrivent Moderately Conservative Allocation	29,186	$19.36	$ 564,985
Thrivent Money Market	259,106	$ 0.90	$ 232,722
Thrivent Multidimensional Income	2,132	$11.60	$ 24,735
Thrivent Opportunity Income Plus	12,937	$14.27	$ 184,657
Thrivent Partner Emerging Markets Equity	838	$15.22	$ 12,747
Thrivent Partner Healthcare	5,390	$34.89	$ 188,075
Thrivent Real Estate Securities	3,337	$32.31	$ 107,832
Thrivent Small Cap Growth Subaccount	1,693	$19.05	$ 32,250
Thrivent Small Cap Index	4,812	$40.54	$ 195,078
Thrivent Small Cap Stock	1,005	$37.39	$ 37,591
			$11,495,877

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB, PADB & EADB – 1.90% Expense Ratio
Thrivent Aggressive Allocation	2,463,359	$31.91	$ 78,611,708
Thrivent All Cap Subaccount	161,616	$39.75	$ 6,424,887
Thrivent Balanced Income Plus	580,533	$22.19	$ 12,879,406
Thrivent Diversified Income Plus	1,434,068	$20.83	$ 29,875,302
Thrivent ESG Index	72,783	$16.40	$ 1,193,982
Thrivent Global Stock	234,146	$26.21	$ 6,136,675
Thrivent Government Bond	419,600	$13.28	$ 5,572,777
Thrivent High Yield	550,840	$21.08	$ 11,610,867
Thrivent Income	852,000	$16.96	$ 14,447,260
Thrivent International Allocation	763,250	$12.41	$ 9,469,268
Thrivent International Index	35,932	$13.87	$ 498,262
Thrivent Large Cap Growth	771,225	$54.33	$ 41,900,361
Thrivent Large Cap Index	1,264,073	$40.04	$ 50,611,254
Thrivent Large Cap Value	434,884	$30.28	$ 13,166,672
Thrivent Limited Maturity Bond	1,173,837	$11.40	$ 13,386,072
Thrivent Low Volatility Equity	183,474	$14.60	$ 2,679,527
Thrivent Mid Cap Growth	101,800	$16.16	$ 1,645,150
Thrivent Mid Cap Index	707,369	$39.65	$ 28,049,724
Thrivent Mid Cap Stock	444,821	$47.96	$ 21,333,032
Thrivent Mid Cap Value	31,272	$16.85	$ 527,060
Thrivent Moderate Allocation	11,357,635	$23.80	$ 270,316,295
Thrivent Moderately Aggressive Allocation	8,769,086	$27.38	$ 240,115,568
Thrivent Moderately Conservative Allocation	4,251,181	$19.04	$ 80,938,341
Thrivent Money Market	11,020,880	$ 0.88	$ 9,736,937
Thrivent Multidimensional Income	175,146	$11.55	$ 2,022,323
Thrivent Opportunity Income Plus	682,762	$14.04	$ 9,584,443
Thrivent Partner Emerging Markets Equity	318,033	$15.01	$ 4,772,892
Thrivent Partner Healthcare	401,969	$34.42	$ 13,835,761
Thrivent Real Estate Securities	228,657	$31.78	$ 7,266,326
Thrivent Small Cap Growth Subaccount	222,856	$18.98	$ 4,229,371
Thrivent Small Cap Index	647,703	$39.87	$ 25,824,497
Thrivent Small Cap Stock	252,893	$36.77	$ 9,299,010
			$1,027,961,010
Years 1-7 Basic Death Benefit & RPA – 1.75% Expense Ratio
Thrivent Moderately Conservative Allocation	—	$16.18	$ 23
			$ 23
Years 1-7 Basic Death Benefit & RPA – 2.00% Expense Ratio
Thrivent Moderate Allocation	—	$23.64	$ 758
Thrivent Moderately Aggressive Allocation	—	$27.20	$ —
Thrivent Moderately Conservative Allocation	—	$18.91	$ —
			$ 758

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 1-7 MADB & RPA – 2.20% Expense Ratio
Thrivent Moderate Allocation	—	$22.86	$ 680
Thrivent Moderately Aggressive Allocation	—	$26.31	$ —
Thrivent Moderately Conservative Allocation	—	$18.29	$ 427
			$ 1,107
Years 8+ Basic Death Benefits – 1.00% Expense Ratio
Thrivent Aggressive Allocation	8,686,897	$37.08	$ 322,125,763
Thrivent All Cap Subaccount	485,292	$46.19	$ 22,417,306
Thrivent Balanced Income Plus	2,329,796	$25.78	$ 60,060,726
Thrivent Diversified Income Plus	7,797,539	$24.21	$ 188,750,623
Thrivent ESG Index	374,324	$16.65	$ 6,233,758
Thrivent Global Stock	1,062,832	$30.45	$ 32,367,802
Thrivent Government Bond	1,900,871	$15.43	$ 29,333,887
Thrivent High Yield	2,033,469	$24.49	$ 49,802,006
Thrivent Income	4,140,295	$19.70	$ 81,572,971
Thrivent International Allocation	2,917,323	$14.03	$ 40,934,294
Thrivent International Index	117,481	$14.08	$ 1,653,807
Thrivent Large Cap Growth	2,977,088	$63.13	$ 187,940,630
Thrivent Large Cap Index	3,413,959	$46.52	$ 158,826,860
Thrivent Large Cap Value	1,854,118	$35.18	$ 65,229,149
Thrivent Limited Maturity Bond	5,802,947	$13.25	$ 76,891,822
Thrivent Low Volatility Equity	677,894	$15.23	$ 10,325,997
Thrivent Mid Cap Growth	428,999	$16.41	$ 7,038,036
Thrivent Mid Cap Index	1,427,850	$46.08	$ 65,790,515
Thrivent Mid Cap Stock	1,645,551	$55.73	$ 91,701,547
Thrivent Mid Cap Value	208,510	$17.11	$ 3,567,540
Thrivent Moderate Allocation	68,908,159	$27.66	$1,905,985,454
Thrivent Moderately Aggressive Allocation	42,833,475	$31.82	$1,362,844,897
Thrivent Moderately Conservative Allocation	47,323,855	$22.12	$1,046,931,125
Thrivent Money Market	44,499,416	$ 1.03	$ 45,676,691
Thrivent Multidimensional Income	910,918	$12.04	$ 10,970,270
Thrivent Opportunity Income Plus	2,925,937	$16.31	$ 47,724,316
Thrivent Partner Emerging Markets Equity	1,021,657	$16.98	$ 17,345,974
Thrivent Partner Healthcare	1,316,867	$38.93	$ 51,263,245
Thrivent Real Estate Securities	782,675	$36.93	$ 28,901,171
Thrivent Small Cap Growth Subaccount	562,041	$19.62	$ 11,025,783
Thrivent Small Cap Index	1,345,183	$46.33	$ 62,320,861
Thrivent Small Cap Stock	1,056,029	$42.73	$ 45,120,818
			$6,138,675,644

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit (Option A) – 1.20% Expense Ratio
Thrivent Aggressive Allocation	8,778,872	$35.86	$ 314,850,553
Thrivent All Cap Subaccount	370,132	$44.68	$ 16,536,515
Thrivent Balanced Income Plus	1,695,294	$24.93	$ 42,269,390
Thrivent Diversified Income Plus	5,396,521	$23.41	$ 126,343,693
Thrivent ESG Index	104,020	$16.60	$ 1,726,507
Thrivent Global Stock	990,182	$29.45	$ 29,165,493
Thrivent Government Bond	1,164,785	$14.93	$ 17,384,952
Thrivent High Yield	1,482,988	$23.69	$ 35,128,356
Thrivent Income	2,372,579	$19.06	$ 45,211,163
Thrivent International Allocation	2,355,616	$13.65	$ 32,160,417
Thrivent International Index	69,542	$14.03	$ 975,694
Thrivent Large Cap Growth	2,215,172	$61.06	$ 135,252,463
Thrivent Large Cap Index	2,107,817	$45.00	$ 94,843,587
Thrivent Large Cap Value	1,539,473	$34.03	$ 52,381,989
Thrivent Limited Maturity Bond	4,145,523	$12.82	$ 53,127,503
Thrivent Low Volatility Equity	353,921	$15.09	$ 5,340,865
Thrivent Mid Cap Growth	249,443	$16.35	$ 4,078,620
Thrivent Mid Cap Index	906,601	$44.56	$ 40,402,115
Thrivent Mid Cap Stock	1,371,507	$53.90	$ 73,921,485
Thrivent Mid Cap Value	184,793	$17.05	$ 3,151,205
Thrivent Moderate Allocation	53,069,220	$26.75	$1,419,476,236
Thrivent Moderately Aggressive Allocation	36,361,877	$30.77	$1,118,964,744
Thrivent Moderately Conservative Allocation	29,739,121	$21.40	$ 636,316,407
Thrivent Money Market	30,176,001	$ 0.99	$ 29,956,850
Thrivent Multidimensional Income	554,460	$11.93	$ 6,615,206
Thrivent Opportunity Income Plus	1,904,646	$15.78	$ 30,046,889
Thrivent Partner Emerging Markets Equity	765,946	$16.52	$ 12,653,351
Thrivent Partner Healthcare	1,100,371	$37.88	$ 41,679,323
Thrivent Real Estate Securities	679,548	$35.71	$ 24,269,449
Thrivent Small Cap Growth Subaccount	407,970	$19.47	$ 7,944,595
Thrivent Small Cap Index	907,094	$44.81	$ 40,645,393
Thrivent Small Cap Stock	978,070	$41.32	$ 40,418,137
			$4,533,239,145

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 8+ Premium Accumulation Death Benefit (Option B) – 1.40% Expense Ratio
Thrivent Aggressive Allocation	207,195	$34.69	$ 7,187,079
Thrivent All Cap Subaccount	15,892	$43.21	$ 686,710
Thrivent Balanced Income Plus	46,618	$24.12	$ 1,124,197
Thrivent Diversified Income Plus	239,134	$22.64	$ 5,414,912
Thrivent ESG Index	1,520	$16.54	$ 25,138
Thrivent Global Stock	14,675	$28.49	$ 418,069
Thrivent Government Bond	32,704	$14.44	$ 472,105
Thrivent High Yield	40,866	$22.91	$ 936,227
Thrivent Income	64,029	$18.43	$ 1,180,079
Thrivent International Allocation	69,918	$13.28	$ 928,818
Thrivent International Index	2,998	$13.98	$ 41,916
Thrivent Large Cap Growth	31,249	$59.05	$ 1,845,369
Thrivent Large Cap Index	43,764	$43.52	$ 1,904,568
Thrivent Large Cap Value	29,993	$32.91	$ 987,047
Thrivent Limited Maturity Bond	55,991	$12.39	$ 694,005
Thrivent Low Volatility Equity	30,498	$14.95	$ 455,943
Thrivent Mid Cap Growth	4,155	$16.30	$ 67,705
Thrivent Mid Cap Index	17,087	$43.10	$ 736,459
Thrivent Mid Cap Stock	32,425	$52.13	$ 1,690,292
Thrivent Mid Cap Value	798	$17.00	$ 13,571
Thrivent Moderate Allocation	1,236,264	$25.87	$31,981,862
Thrivent Moderately Aggressive Allocation	539,128	$29.76	$16,046,092
Thrivent Moderately Conservative Allocation	691,403	$20.69	$14,308,178
Thrivent Money Market	1,497,877	$ 0.96	$ 1,438,225
Thrivent Multidimensional Income	3,338	$11.82	$ 39,454
Thrivent Opportunity Income Plus	93,846	$15.26	$ 1,431,887
Thrivent Partner Emerging Markets Equity	16,490	$16.07	$ 265,063
Thrivent Partner Healthcare	17,721	$36.86	$ 653,109
Thrivent Real Estate Securities	15,476	$34.54	$ 534,570
Thrivent Small Cap Growth Subaccount	9,320	$19.33	$ 180,166
Thrivent Small Cap Index	16,486	$43.34	$ 714,456
Thrivent Small Cap Stock	25,848	$39.97	$ 1,033,096
			$95,436,367

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 8+ Earnings Additions Death Benefit (Option C) – 1.25% Expense Ratio
Thrivent Aggressive Allocation	55,092	$35.57	$ 1,959,446
Thrivent All Cap Subaccount	11,180	$44.31	$ 495,337
Thrivent Balanced Income Plus	1,326	$24.73	$ 32,787
Thrivent Diversified Income Plus	136,911	$23.22	$ 3,178,750
Thrivent ESG Index	1,013	$16.58	$ 16,796
Thrivent Global Stock	10,206	$29.21	$ 298,110
Thrivent Government Bond	4,448	$14.80	$ 65,838
Thrivent High Yield	17,737	$23.49	$ 416,647
Thrivent Income	12,035	$18.90	$ 227,431
Thrivent International Allocation	29,766	$13.56	$ 403,615
Thrivent International Index	1,667	$14.02	$ 23,363
Thrivent Large Cap Growth	38,267	$60.55	$ 2,317,072
Thrivent Large Cap Index	40,247	$44.62	$ 1,795,901
Thrivent Large Cap Value	15,463	$33.74	$ 521,768
Thrivent Limited Maturity Bond	31,845	$12.71	$ 404,722
Thrivent Low Volatility Equity	1,896	$15.06	$ 28,546
Thrivent Mid Cap Growth	10,188	$16.34	$ 166,437
Thrivent Mid Cap Index	9,129	$44.19	$ 403,439
Thrivent Mid Cap Stock	15,805	$53.45	$ 844,768
Thrivent Mid Cap Value	3,103	$17.04	$ 52,865
Thrivent Moderate Allocation	438,677	$26.53	$11,636,077
Thrivent Moderately Aggressive Allocation	375,692	$30.52	$11,465,139
Thrivent Moderately Conservative Allocation	93,248	$21.22	$ 1,978,622
Thrivent Money Market	151,410	$ 0.98	$ 149,061
Thrivent Multidimensional Income	964	$11.90	$ 11,472
Thrivent Opportunity Income Plus	16,716	$15.64	$ 261,520
Thrivent Partner Emerging Markets Equity	10,637	$16.41	$ 174,522
Thrivent Partner Healthcare	16,250	$37.62	$ 611,317
Thrivent Real Estate Securities	8,107	$35.42	$ 287,137
Thrivent Small Cap Growth Subaccount	14,521	$19.44	$ 282,254
Thrivent Small Cap Index	7,663	$44.44	$ 340,528
Thrivent Small Cap Stock	18,623	$40.98	$ 763,210
			$41,614,497

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and B – 1.50% Expense Ratio
Thrivent Aggressive Allocation	502,725	$34.11	$ 17,149,645
Thrivent All Cap Subaccount	22,516	$42.50	$ 956,856
Thrivent Balanced Income Plus	130,366	$23.72	$ 3,091,754
Thrivent Diversified Income Plus	256,014	$22.27	$ 5,701,212
Thrivent ESG Index	2,881	$16.51	$ 47,573
Thrivent Global Stock	68,929	$28.02	$ 1,931,152
Thrivent Government Bond	51,202	$14.20	$ 726,913
Thrivent High Yield	108,315	$22.53	$ 2,440,486
Thrivent Income	114,215	$18.13	$ 2,070,206
Thrivent International Allocation	148,332	$13.10	$ 1,943,684
Thrivent International Index	230	$13.96	$ 3,216
Thrivent Large Cap Growth	131,661	$58.08	$ 7,646,392
Thrivent Large Cap Index	112,464	$42.80	$ 4,813,382
Thrivent Large Cap Value	74,254	$32.36	$ 2,403,198
Thrivent Limited Maturity Bond	450,206	$12.19	$ 5,487,964
Thrivent Low Volatility Equity	188	$14.88	$ 2,800
Thrivent Mid Cap Growth	4,983	$16.27	$ 81,068
Thrivent Mid Cap Index	60,789	$42.39	$ 2,576,757
Thrivent Mid Cap Stock	74,654	$51.27	$ 3,827,250
Thrivent Mid Cap Value	8,998	$16.97	$ 152,670
Thrivent Moderate Allocation	2,648,797	$25.44	$ 67,389,923
Thrivent Moderately Aggressive Allocation	1,545,929	$29.27	$ 45,250,171
Thrivent Moderately Conservative Allocation	904,837	$20.35	$ 18,415,186
Thrivent Money Market	1,535,712	$ 0.94	$ 1,450,128
Thrivent Multidimensional Income	19,363	$11.76	$ 227,800
Thrivent Opportunity Income Plus	72,431	$15.01	$ 1,086,860
Thrivent Partner Emerging Markets Equity	54,076	$15.86	$ 857,390
Thrivent Partner Healthcare	72,249	$36.35	$ 2,626,559
Thrivent Real Estate Securities	33,939	$33.97	$ 1,152,926
Thrivent Small Cap Growth Subaccount	24,092	$19.26	$ 463,998
Thrivent Small Cap Index	63,724	$42.62	$ 2,715,948
Thrivent Small Cap Stock	55,299	$39.31	$ 2,173,610
			$206,864,677

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A and C – 1.35% Expense Ratio
Thrivent Aggressive Allocation	104,703	$34.98	$ 3,662,318
Thrivent All Cap Subaccount	11,366	$43.57	$ 495,230
Thrivent Balanced Income Plus	21,340	$24.32	$ 518,926
Thrivent Diversified Income Plus	87,746	$22.83	$ 2,003,540
Thrivent ESG Index	10,452	$16.56	$ 173,053
Thrivent Global Stock	18,148	$28.73	$ 521,340
Thrivent Government Bond	31,996	$14.56	$ 465,753
Thrivent High Yield	32,876	$23.10	$ 759,497
Thrivent Income	48,239	$18.58	$ 896,516
Thrivent International Allocation	54,662	$13.38	$ 731,138
Thrivent International Index	423	$14.00	$ 5,926
Thrivent Large Cap Growth	41,387	$59.55	$ 2,464,522
Thrivent Large Cap Index	43,702	$43.88	$ 1,917,799
Thrivent Large Cap Value	25,604	$33.18	$ 849,668
Thrivent Limited Maturity Bond	117,862	$12.50	$ 1,473,136
Thrivent Low Volatility Equity	3,638	$14.98	$ 54,517
Thrivent Mid Cap Growth	1,429	$16.31	$ 23,313
Thrivent Mid Cap Index	21,020	$43.46	$ 913,576
Thrivent Mid Cap Stock	27,632	$52.57	$ 1,452,496
Thrivent Mid Cap Value	1,993	$17.01	$ 33,895
Thrivent Moderate Allocation	838,918	$26.09	$21,884,372
Thrivent Moderately Aggressive Allocation	705,228	$30.01	$21,165,541
Thrivent Moderately Conservative Allocation	341,687	$20.87	$ 7,130,242
Thrivent Money Market	839,974	$ 0.97	$ 813,282
Thrivent Multidimensional Income	19,961	$11.85	$ 236,481
Thrivent Opportunity Income Plus	19,518	$15.39	$ 300,298
Thrivent Partner Emerging Markets Equity	8,593	$16.18	$ 139,067
Thrivent Partner Healthcare	19,545	$37.11	$ 725,296
Thrivent Real Estate Securities	20,414	$34.83	$ 711,038
Thrivent Small Cap Growth Subaccount	9,873	$19.37	$ 191,202
Thrivent Small Cap Index	22,715	$43.70	$ 992,663
Thrivent Small Cap Stock	14,793	$40.30	$ 596,185
			$74,301,826

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options B and C – 1.55% Expense Ratio
Thrivent Aggressive Allocation	41,865	$33.83	$1,416,283
Thrivent All Cap Subaccount	4,123	$42.14	$ 173,761
Thrivent Balanced Income Plus	1,390	$23.52	$ 32,703
Thrivent Diversified Income Plus	8,669	$22.08	$ 191,454
Thrivent ESG Index	—	$16.50	$ —
Thrivent Global Stock	2,587	$27.78	$ 71,881
Thrivent Government Bond	2,593	$14.08	$ 36,509
Thrivent High Yield	2,691	$22.34	$ 60,124
Thrivent Income	4,769	$17.97	$ 85,724
Thrivent International Allocation	8,838	$13.01	$ 115,063
Thrivent International Index	—	$13.95	$ —
Thrivent Large Cap Growth	1,644	$57.59	$ 94,711
Thrivent Large Cap Index	4,963	$42.44	$ 210,653
Thrivent Large Cap Value	—	$32.10	$ 19
Thrivent Limited Maturity Bond	6,287	$12.09	$ 75,993
Thrivent Low Volatility Equity	—	$14.85	$ —
Thrivent Mid Cap Growth	—	$16.26	$ —
Thrivent Mid Cap Index	1,945	$42.04	$ 81,770
Thrivent Mid Cap Stock	1,337	$50.84	$ 67,987
Thrivent Mid Cap Value	—	$16.95	$ —
Thrivent Moderate Allocation	89,777	$25.23	$2,265,116
Thrivent Moderately Aggressive Allocation	107,215	$29.03	$3,112,160
Thrivent Moderately Conservative Allocation	56,964	$20.18	$1,149,701
Thrivent Money Market	19,875	$ 0.94	$ 18,617
Thrivent Multidimensional Income	—	$11.74	$ —
Thrivent Opportunity Income Plus	8,081	$14.88	$ 120,245
Thrivent Partner Emerging Markets Equity	1,028	$15.75	$ 16,183
Thrivent Partner Healthcare	2,535	$36.11	$ 91,547
Thrivent Real Estate Securities	1,788	$33.69	$ 60,220
Thrivent Small Cap Growth Subaccount	—	$19.22	$ —
Thrivent Small Cap Index	1,844	$42.27	$ 77,934
Thrivent Small Cap Stock	861	$38.98	$ 33,579
			$9,659,937

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 8+ Options A, B and C – 1.65% Expense Ratio
Thrivent Aggressive Allocation	1,040,957	$33.27	$ 34,632,787
Thrivent All Cap Subaccount	28,711	$41.45	$ 1,189,954
Thrivent Balanced Income Plus	257,986	$23.13	$ 5,967,176
Thrivent Diversified Income Plus	726,885	$21.72	$ 15,786,970
Thrivent ESG Index	14,696	$16.47	$ 242,088
Thrivent Global Stock	94,039	$27.32	$ 2,569,505
Thrivent Government Bond	152,148	$13.85	$ 2,106,624
Thrivent High Yield	170,956	$21.97	$ 3,756,678
Thrivent Income	290,364	$17.68	$ 5,132,931
Thrivent International Allocation	306,276	$12.84	$ 3,931,835
Thrivent International Index	4,854	$13.93	$ 67,587
Thrivent Large Cap Growth	243,459	$56.64	$ 13,789,687
Thrivent Large Cap Index	338,574	$41.74	$ 14,132,604
Thrivent Large Cap Value	159,935	$31.56	$ 5,048,251
Thrivent Limited Maturity Bond	465,700	$11.89	$ 5,536,546
Thrivent Low Volatility Equity	27,978	$14.78	$ 413,402
Thrivent Mid Cap Growth	14,780	$16.23	$ 239,847
Thrivent Mid Cap Index	166,699	$41.34	$ 6,891,421
Thrivent Mid Cap Stock	168,704	$50.00	$ 8,434,995
Thrivent Mid Cap Value	11,054	$16.92	$ 187,084
Thrivent Moderate Allocation	5,325,595	$24.81	$132,143,293
Thrivent Moderately Aggressive Allocation	3,945,067	$28.55	$112,619,642
Thrivent Moderately Conservative Allocation	1,919,764	$19.85	$ 38,105,196
Thrivent Money Market	4,138,372	$ 0.92	$ 3,811,086
Thrivent Multidimensional Income	39,208	$11.68	$ 458,038
Thrivent Opportunity Income Plus	195,239	$14.63	$ 2,857,166
Thrivent Partner Emerging Markets Equity	117,130	$15.53	$ 1,819,409
Thrivent Partner Healthcare	118,660	$35.62	$ 4,226,203
Thrivent Real Estate Securities	65,904	$33.13	$ 2,183,419
Thrivent Small Cap Growth Subaccount	23,384	$19.15	$ 447,877
Thrivent Small Cap Index	163,697	$41.57	$ 6,804,402
Thrivent Small Cap Stock	116,320	$38.33	$ 4,459,136
			$439,992,839
Years 8+ Basic Death Benefits and Return Protection – 1.50% Expense Ratio
Thrivent Moderately Conservative Allocation	1,375,448	$16.58	$ 22,810,949
			$ 22,810,949
Years 8+ Basic Death Benefits and Return Protection – 1.75% Expense Ratio
Thrivent Moderate Allocation	6,496,185	$24.65	$160,116,317
Thrivent Moderately Aggressive Allocation	610,070	$28.36	$ 17,299,774
Thrivent Moderately Conservative Allocation	1,554,125	$19.72	$ 30,642,483
			$208,058,574

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.70% Expense Ratio
Thrivent Moderately Conservative Allocation	690,047	$16.26	$ 11,217,768
			$ 11,217,768
Years 8+ Maximum Anniversary Death Benefit and Return Protection – 1.95% Expense Ratio
Thrivent Moderate Allocation	3,761,058	$23.84	$ 89,659,154
Thrivent Moderately Aggressive Allocation	304,986	$27.43	$ 8,364,638
Thrivent Moderately Conservative Allocation	773,123	$19.07	$ 14,743,183
			$ 112,766,975
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.00% Expense Ratio
Thrivent Moderately Conservative Allocation	94,024,305	$16.18	$1,521,005,190
			$1,521,005,190
Years 1-7 Guaranteed Lifetime Withdrawal Benefit – 2.50% Expense Ratio
Thrivent Moderate Allocation	1,908	$18.03	$ 34,234
			$ 34,234
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 1.75% Expense Ratio
Thrivent Moderately Conservative Allocation	51,179,521	$16.77	$ 858,240,565
			$ 858,240,565
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderate Allocation	173,541,711	$18.69	$3,244,272,343
			$3,244,272,343
Years 8+ Guaranteed Lifetime Withdrawal Benefit – 2.25% Expense Ratio
Thrivent Moderately Aggressive Allocation	59,067,915	$19.86	$1,173,174,639
			$1,173,174,639

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
AdvisorFlex
American Funds IS® Global Growth Class 1	36,233	$20.26	$ 734,318
American Funds IS® Growth-Income Class 1	69,963	$19.03	$1,331,148
American Funds IS® International Class 1	43,709	$13.06	$ 570,837
BlackRock Total Return V.I. Class I	14,684	$11.43	$ 167,772
DFA VA International Small Portfolio	25,610	$13.49	$ 345,392
DFA VA US Targeted Value	182,156	$15.93	$2,902,388
Fidelity® VIP Emerging Markets Initial Class	64,683	$15.68	$1,012,454
Fidelity® VIP International Capital Appreciation Initial Class	43,837	$17.54	$ 769,052
Fidelity® VIP Value Initial Class	36,332	$16.59	$ 602,568
Janus Henderson Enterprise Institutional Class	64,866	$20.43	$1,325,200
John Hancock Core Bond Trust Series I	85,822	$11.35	$ 974,407
John Hancock International Equity Index Trust B Series I	21,173	$13.48	$ 285,310
John Hancock Strategic Income Opportunities Trust Series I	48,004	$11.53	$ 553,411
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	13,871	$19.35	$ 268,398
MFS® VIT II – MFS® Corporate Bond Initial Class	25,791	$12.12	$ 312,601
MFS® VIT III – MFS® Global Real Estate Initial Class	10,457	$16.85	$ 176,175
MFS® VIT II – MFS® International Intrinsic Value Initial Class	28,298	$16.26	$ 460,103
MFS® VIT III – MFS® Mid Cap Value Initial Class	111,218	$16.56	$1,841,588
MFS® VIT II – MFS® Technology Initial Class	56,216	$26.02	$1,462,707
MFS® VIT – MFS® Value Initial Class	40,414	$15.97	$ 645,557
PIMCO VIT Emerging Markets Bond Institutional Class	14,295	$11.46	$ 163,848
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	7,199	$10.78	$ 77,574
PIMCO VIT Long-Term U.S. Government Institutional Class	41,816	$12.37	$ 517,128
PIMCO VIT Real Return Institutional Class	18,139	$12.45	$ 225,905
Principal Diversified International	21,415	$13.89	$ 297,456
Principal Government & High Quality Bond	39,874	$10.61	$ 423,127
Principal Small Cap	27,243	$17.74	$ 483,308
Templeton Global Bond VIP Class 1	45,952	$ 9.13	$ 419,572
Thrivent All Cap Subaccount	1,561	$19.19	$ 29,965
Thrivent Balanced Income Plus	28,228	$14.14	$ 399,164
Thrivent Diversified Income Plus	91,539	$12.97	$1,187,051
Thrivent ESG Index	2,195	$16.82	$ 36,923
Thrivent Global Stock	16,812	$16.83	$ 282,952
Thrivent High Yield	107,599	$11.98	$1,289,088
Thrivent Income	141,426	$12.40	$1,754,103
Thrivent International Allocation	21,361	$12.93	$ 276,141

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Thrivent International Index	3,694	$14.22	$ 52,532
Thrivent Large Cap Growth	206,751	$26.36	$ 5,450,210
Thrivent Large Cap Index	232,430	$20.73	$ 4,819,413
Thrivent Large Cap Value	91,528	$17.20	$ 1,574,007
Thrivent Limited Maturity Bond	143,305	$10.96	$ 1,570,073
Thrivent Low Volatility Equity	18,492	$15.39	$ 284,653
Thrivent Mid Cap Growth	6,629	$16.57	$ 109,849
Thrivent Mid Cap Index	94,817	$16.95	$ 1,607,580
Thrivent Mid Cap Stock	87,405	$19.18	$ 1,676,428
Thrivent Mid Cap Value	2,798	$17.28	$ 48,364
Thrivent Money Market	255,350	$ 1.02	$ 260,786
Thrivent Multidimensional Income	28,717	$12.32	$ 353,850
Thrivent Opportunity Income Plus	48,215	$11.42	$ 550,771
Thrivent Partner Emerging Markets Equity	7,294	$13.25	$ 96,654
Thrivent Partner Healthcare	24,005	$17.85	$ 428,407
Thrivent Real Estate Securities	32,298	$16.55	$ 534,686
Thrivent Small Cap Growth Subaccount	11,464	$20.06	$ 229,915
Thrivent Small Cap Index	67,275	$17.00	$ 1,143,643
Thrivent Small Cap Stock	88,518	$19.32	$ 1,709,762
Vanguard® VIF Capital Growth	56,887	$19.48	$ 1,108,183
Vanguard® VIF International	140,513	$19.77	$ 2,773,429
Vanguard® VIF Short-Term Investment-Grade	254,929	$10.90	$ 2,779,729
Vanguard® VIF Small Company Growth	38,106	$17.94	$ 682,991
Vanguard® VIF Total Bond Market Index	602,724	$11.34	$ 6,837,588
Vanguard® VIF Total Stock Market Index	386,235	$20.36	$ 7,864,503
			$69,152,697

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2002
Thrivent Aggressive Allocation	738	$34.79	$ 25,686
Thrivent All Cap Subaccount	115	$41.47	$ 4,790
Thrivent Balanced Income Plus	1,798	$25.35	$ 45,592
Thrivent Diversified Income Plus	3,144	$23.56	$ 74,070
Thrivent ESG Index	—	$16.67	$ —
Thrivent Global Stock	4,057	$29.26	$ 118,707
Thrivent Government Bond	3,783	$15.54	$ 58,776
Thrivent High Yield	2,005	$23.81	$ 47,748
Thrivent Income	2,444	$19.77	$ 48,321
Thrivent International Allocation	7,997	$14.13	$ 113,056
Thrivent International Index	—	$14.09	$ —
Thrivent Large Cap Growth	5,583	$58.40	$ 326,024
Thrivent Large Cap Index	2,198	$45.12	$ 99,161
Thrivent Large Cap Value	3,795	$34.34	$ 130,327
Thrivent Limited Maturity Bond	4,294	$13.27	$ 56,980
Thrivent Low Volatility Equity	—	$15.27	$ —
Thrivent Mid Cap Growth	—	$16.42	$ —
Thrivent Mid Cap Index	1,481	$42.24	$ 62,553
Thrivent Mid Cap Stock	3,460	$49.55	$ 171,457
Thrivent Mid Cap Value	—	$17.12	$ —
Thrivent Moderate Allocation	12,220	$26.65	$ 325,654
Thrivent Moderately Aggressive Allocation	6,194	$30.26	$ 187,419
Thrivent Moderately Conservative Allocation	32,156	$21.56	$ 693,262
Thrivent Money Market	36,487	$ 1.02	$ 37,399
Thrivent Multidimensional Income	1,163	$12.07	$ 14,040
Thrivent Opportunity Income Plus	4,080	$16.40	$ 66,935
Thrivent Partner Emerging Markets Equity	414	$17.09	$ 7,075
Thrivent Partner Healthcare	107	$39.20	$ 4,201
Thrivent Real Estate Securities	2,704	$34.23	$ 92,559
Thrivent Small Cap Growth Subaccount	221	$19.65	$ 4,339
Thrivent Small Cap Index	1,352	$41.85	$ 56,590
Thrivent Small Cap Stock	2,167	$39.04	$ 84,616
			$2,957,337

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Death Claims – 2005
Thrivent Aggressive Allocation	11,360	$34.79	$ 395,162
Thrivent All Cap Subaccount	6,814	$41.47	$ 282,600
Thrivent Balanced Income Plus	7,741	$25.35	$ 196,237
Thrivent Diversified Income Plus	70,053	$23.56	$ 1,650,280
Thrivent ESG Index	—	$16.67	$ —
Thrivent Global Stock	978	$29.26	$ 28,621
Thrivent Government Bond	3,430	$15.54	$ 53,300
Thrivent High Yield	11,207	$23.81	$ 266,894
Thrivent Income	29,938	$19.77	$ 591,889
Thrivent International Allocation	40,467	$14.13	$ 571,713
Thrivent International Index	—	$14.09	$ —
Thrivent Large Cap Growth	7,485	$58.40	$ 437,087
Thrivent Large Cap Index	24,047	$45.12	$ 1,084,953
Thrivent Large Cap Value	5,458	$34.34	$ 187,403
Thrivent Limited Maturity Bond	3,922	$13.27	$ 52,045
Thrivent Low Volatility Equity	128	$15.27	$ 1,957
Thrivent Mid Cap Growth	—	$16.42	$ —
Thrivent Mid Cap Index	15,979	$42.24	$ 674,972
Thrivent Mid Cap Stock	4,495	$49.55	$ 222,721
Thrivent Mid Cap Value	—	$17.12	$ —
Thrivent Moderate Allocation	358,837	$26.65	$ 9,562,373
Thrivent Moderately Aggressive Allocation	94,409	$30.26	$ 2,856,650
Thrivent Moderately Conservative Allocation	288,726	$21.56	$ 6,224,671
Thrivent Money Market	5,291	$ 1.02	$ 5,428
Thrivent Multidimensional Income	—	$12.07	$ —
Thrivent Opportunity Income Plus	8,575	$16.40	$ 140,669
Thrivent Partner Emerging Markets Equity	9,489	$17.09	$ 162,211
Thrivent Partner Healthcare	2,967	$39.20	$ 116,312
Thrivent Real Estate Securities	3,638	$34.23	$ 124,532
Thrivent Small Cap Growth Subaccount	264	$19.65	$ 5,186
Thrivent Small Cap Index	15,090	$41.85	$ 631,496
Thrivent Small Cap Stock	7,508	$39.04	$ 293,113
			$26,820,475

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Death Claims – AdvisorFlex
American Funds IS® Global Growth Class 1	—	$20.26	$—
American Funds IS® Growth-Income Class 1	—	$19.03	$—
American Funds IS® International Class 1	—	$13.06	$—
BlackRock Total Return V.I. Class I	—	$11.43	$—
DFA VA International Small Portfolio	—	$13.49	$—
DFA VA US Targeted Value	—	$15.93	$170
Fidelity® VIP Emerging Markets Initial Class	—	$15.68	$—
Fidelity® VIP International Capital Appreciation Initial Class	—	$17.54	$—
Fidelity® VIP Value Initial Class	—	$16.59	$—
Janus Henderson Enterprise Institutional Class	—	$20.43	$—
John Hancock Core Bond Trust Series I	—	$11.35	$—
John Hancock International Equity Index Trust B Series I	—	$13.48	$—
John Hancock Strategic Income Opportunities Trust Series I	—	$11.53	$—
MFS® VIT II – MFS® Blended Research Core Equity Initial Class	—	$19.35	$—
MFS® VIT II – MFS® Corporate Bond Initial Class	—	$12.12	$—
MFS® VIT III – MFS® Global Real Estate Initial Class	—	$16.85	$—
MFS® VIT II – MFS® International Intrinsic Value Initial Class	—	$16.26	$—
MFS® VIT III – MFS® Mid Cap Value Initial Class	—	$16.56	$—
MFS® VIT II – MFS® Technology Initial Class	—	$26.02	$—
MFS® VIT – MFS® Value Initial Class	—	$15.97	$—
PIMCO VIT Emerging Markets Bond Institutional Class	—	$11.46	$ 5
PIMCO VIT Global Bond Opportunities (Unhedged) Institutional Class	—	$10.78	$—
PIMCO VIT Long-Term U.S. Government Institutional Class	—	$12.37	$ 36
PIMCO VIT Real Return Institutional Class	—	$12.45	$—
Principal Diversified International	—	$13.89	$—
Principal Government & High Quality Bond	—	$10.61	$—
Principal Small Cap	—	$17.74	$—
Templeton Global Bond VIP Class 1	—	$ 9.13	$—
Thrivent All Cap Subaccount	—	$19.19	$—
Thrivent Balanced Income Plus	—	$14.14	$—
Thrivent Diversified Income Plus	—	$12.97	$—
Thrivent ESG Index	—	$16.82	$—
Thrivent Global Stock	—	$16.83	$—
Thrivent High Yield	—	$11.98	$ 27
Thrivent Income	—	$12.40	$ 11
Thrivent International Allocation	—	$12.93	$—

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Thrivent International Index	—	$14.22	$—
Thrivent Large Cap Growth	—	$26.36	$—
Thrivent Large Cap Index	—	$20.73	$—
Thrivent Large Cap Value	—	$17.20	$—
Thrivent Limited Maturity Bond	—	$10.96	$—
Thrivent Low Volatility Equity	—	$15.39	$—
Thrivent Mid Cap Growth	—	$16.57	$—
Thrivent Mid Cap Index	—	$16.95	$—
Thrivent Mid Cap Stock	—	$19.18	$—
Thrivent Mid Cap Value	—	$17.28	$—
Thrivent Money Market	—	$ 1.02	$—
Thrivent Multidimensional Income	—	$12.32	$—
Thrivent Opportunity Income Plus	—	$11.42	$—
Thrivent Partner Emerging Markets Equity	—	$13.25	$—
Thrivent Partner Healthcare	—	$17.85	$—
Thrivent Real Estate Securities	—	$16.55	$—
Thrivent Small Cap Growth Subaccount	—	$20.06	$—
Thrivent Small Cap Index	—	$17.00	$—
Thrivent Small Cap Stock	—	$19.32	$—
Vanguard® VIF Capital Growth	—	$19.48	$—
Vanguard® VIF International	—	$19.77	$—
Vanguard® VIF Short-Term Investment-Grade	—	$10.90	$—
Vanguard® VIF Small Company Growth	—	$17.94	$—
Vanguard® VIF Total Bond Market Index	—	$11.34	$—
Vanguard® VIF Total Stock Market Index	—	$20.36	$—
			$249

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Retirement Choice
American Funds IS® Global Growth Class 4	2,001,793	$14.27	$ 28,557,768
American Funds IS® Growth-Income Class 4	1,263,016	$14.31	$ 18,076,077
American Funds IS® International Growth and Income Class 4	335,829	$12.87	$ 4,323,192
American Funds IS® International Class 4	252,971	$12.38	$ 3,132,211
BlackRock Total Return V.I. Class III	4,819,795	$ 9.91	$ 47,740,662
Eaton Vance VT Floating-Rate Income Initial Share Class	1,323,842	$10.81	$ 14,317,533
Fidelity VIP Emerging Markets Service Class 2	937,607	$13.13	$ 12,312,593
Fidelity VIP Energy Service Class 2	193,497	$16.47	$ 3,187,690
Fidelity VIP International Capital Appreciation Service Class 2	1,705,920	$13.62	$ 23,235,598
Fidelity VIP Value Service Class 2	517,398	$16.80	$ 8,691,844
Franklin Small Cap Value VIP Class 2	627,010	$15.86	$ 9,942,902
Goldman Sachs VIT Core Fixed Income Service Shares	2,902,428	$ 9.81	$ 28,477,292
Goldman Sachs VIT Small Cap Equity Insights Service Shares	324,002	$15.63	$ 5,064,960
Janus Henderson VIT Enterprise Service Class	752,121	$14.66	$ 11,026,674
Janus Henderson VIT Forty Service Class	2,269,317	$15.11	$ 34,298,617
John Hancock Core Bond Trust Series II	1,168,969	$ 9.78	$ 11,435,576
John Hancock International Small Company Trust Series II	116,295	$14.30	$ 1,662,478
John Hancock Strategic Income Opportunities Trust Series II	1,500,673	$10.73	$ 16,106,225
MFS® VIT II – Core Equity Service Class	822,895	$14.92	$ 12,276,626
MFS® VIT III Global Real Estate Service Class	186,083	$14.84	$ 2,762,005
MFS® VIT III Mid Cap Value Service Class	311,929	$16.08	$ 5,014,460
MFS® VIT – New Discovery Series Service Class	926,447	$13.81	$ 12,791,561
MFS® VIT II Technology Service Class	1,291,379	$13.86	$ 17,892,235
MFS® VIT Value Series Service Class	520,766	$14.63	$ 7,619,987
PIMCO VIT Emerging Markets Bond Advisor Class	139,447	$10.45	$ 1,457,694
PIMCO VIT Global Bond Opportunities (Unhedged) Advisor Class	389,840	$10.32	$ 4,023,891
PIMCO VIT Long-Term US Government Advisor Class	1,444,284	$ 9.07	$ 13,095,499
PIMCO VIT Real Return Advisor Class	2,632,206	$10.91	$ 28,718,691
Principal Capital Appreciation Class 2	512,562	$15.37	$ 7,876,327
Principal VC Equity Income Class 2	1,021,935	$14.93	$ 15,259,817
Putnam VT International Value Class 1B	142,273	$13.87	$ 1,973,232
Putnam VT Research Class 1B	711,477	$14.86	$ 10,574,866
Templeton Global Bond VIP Class 2	399,928	$ 9.33	$ 3,731,512
Thrivent Aggressive Allocation	10,394,150	$14.77	$153,477,725
Thrivent All Cap Subaccount	644,986	$15.38	$ 9,922,547
Thrivent Balanced Income Plus	1,174,986	$12.78	$ 15,013,181
Thrivent Diversified Income Plus	2,207,997	$11.64	$ 25,710,998

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2021	Units	Unit Value	Assets in Accumulation Period
Thrivent ESG Index	601,650	$15.61	$ 9,392,639
Thrivent Global Stock	556,697	$14.60	$ 8,130,512
Thrivent Government Bond	1,627,165	$ 9.67	$ 15,733,959
Thrivent High Yield	6,926,928	$11.27	$ 78,091,736
Thrivent Income	11,141,920	$10.33	$ 115,064,048
Thrivent International Allocation	301,650	$13.54	$ 4,083,585
Thrivent International Index	770,164	$13.16	$ 10,132,304
Thrivent Large Cap Growth	8,417,637	$15.07	$ 126,863,525
Thrivent Large Cap Index	7,470,275	$15.38	$ 114,872,614
Thrivent Large Cap Value	1,573,899	$15.98	$ 25,152,222
Thrivent Limited Maturity Bond	4,676,104	$10.04	$ 46,947,292
Thrivent Low Volatility Equity	334,371	$12.94	$ 4,327,082
Thrivent Mid Cap Growth	1,351,389	$14.56	$ 19,674,080
Thrivent Mid Cap Index	2,519,144	$15.90	$ 40,050,107
Thrivent Mid Cap Stock	3,839,643	$16.99	$ 65,244,587
Thrivent Mid Cap Value	377,708	$16.65	$ 6,290,475
Thrivent Moderate Allocation	22,390,390	$12.69	$ 284,099,636
Thrivent Moderately Aggressive Allocation	20,699,655	$13.53	$ 279,963,227
Thrivent Moderately Conservative Allocation	7,080,036	$11.54	$ 81,673,114
Thrivent Money Market	7,351,235	$ 0.98	$ 7,214,325
Thrivent Multidimensional Income	344,516	$11.72	$ 4,036,152
Thrivent Opportunity Income Plus	508,092	$10.56	$ 5,365,303
Thrivent Partner Emerging Markets Equity	214,874	$13.17	$ 2,829,225
Thrivent Partner Healthcare	1,651,350	$12.67	$ 20,921,151
Thrivent Real Estate Securities	381,233	$15.27	$ 5,821,889
Thrivent Small Cap Growth Subaccount	1,722,917	$15.66	$ 26,976,378
Thrivent Small Cap Index	2,831,183	$16.80	$ 47,577,417
Thrivent Small Cap Stock	1,991,952	$17.61	$ 35,086,756
			$2,122,398,086
(8) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Growth and Income Plus (the “Target Portfolio”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 24, 2020. The Contractholders of each Subaccount voted in favor of merging the Target Portfolio into the Portfolio shown below (“the Acquiring Portfolio”) effective August 31, 2020.
	The Target Portfolio	The Acquiring Portfolio
Merger	Thrivent Partner Growth Stock	Thrivent Large Cap Growth
The mergers were accomplished by tax free exchanges as detailed below:
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 28, 2020.

THRIVENT VARIABLE ANNUITY ACCOUNT I
NOTES TO FINANCIAL STATEMENTS (continued)
(8) SUBACCOUNT MERGERS - continued
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Growth Stock	$(56,679,558)	$(1,798,673)	$117,842,321
Assuming the acquisition had been completed on January 1, 2020 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2020, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$118,244,240	$(8,689,323)	$183,045,438
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 31, 2020.
Assuming the acquisition had been completed on January 1, 2019 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2019, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$94,361,105	$(7,550,874)	$74,826,726

PART C.    OTHER INFORMATION
Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Thrivent Financial for Lutherans authorizing the establishment of Thrivent Variable Annuity Account I (“Registrant”)	Initial registration statement of Thrivent Variable Annuity Account I, Registration Statement No. 333-89488, filed on May 31, 2002
(b)	Custodian Agreements	Not Applicable
(c)	Underwriting Contracts	Pre-Effective Amendment No. 1 to the registration statement to Form N-4 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019
(d)(i)	Contract	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(ii)	Maximum Anniversary Death Benefit Rider	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(iii)	Amendatory Agreement (Unisex Tables)	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(iv)	Amendatory Agreement (Sex Distinct Tables)	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(d)(v)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(d)(vi)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(d)(vii)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 13 to the registration statement of Registrant, Registration Statement No. 333-89488, filed on April 19, 2010
(e)	Contract Application Form	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity Registration Statement 333-216125, filed on February 17, 2017
(f)	Articles of Incorporation and Bylaws of Depositor	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, AdvisorFlex Variable Annuity, Registration Statement 333-216125, filed on February 17, 2017
(g)	Reinsurance Contracts	Not Applicable
(h)(i)	Participation Agreement between the Depositor and the Fund as of December 15, 2003	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(h)(ii)	American Funds Fund Participation Agreement Amendment	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020

Exhibit	Description	Filed Herewith / Incorporated by reference from
(h)(iii)	American Funds Business Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(iv)	American Funds Rule 22c-2 Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(v)	Blackrock Fund Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(vi)	DFA Participation Agreement and Rule 22c-2 Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(vii)	Fidelity Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(viii)	Fidelity Service Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(ix)	Franklin Templeton Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(x)	Franklin Templeton Participation Agreement Addendum	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xi)	Amendment to Franklin Templeton Participation Agreement	Filed Herewith
(h)(xii)	Franklin Templeton ASA Amendment	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xiii)	Franklin Templeton Shareholder Information Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xiv)	Janus Henderson Amendment to Fund Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xv)	Janus Rule 22c-2 Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xvi)	John Hancock Amendment to Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xvii)	John Hancock Amendment to Administrative Services Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xviii)	MFS Amendment to Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-237618, filed on June 29, 2020
(h)(xix)	MFS Rule 22c-2 Shareholder Information Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xx)	PIMCO Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017

Exhibit	Description	Filed Herewith / Incorporated by reference from
(h)(xxi)	PIMCO Services Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xxii)	Principal Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(h)(xxiii)	Amendment to Principal Participation Agreement	Filed Herewith.
(h)(xxiv)	Vanguard Participation Agreement	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on June 29, 2017
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)	Initial Summary Prospectus	Not Applicable
(p)	Powers of Attorney	Filed Herewith
Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman 1115 Manor Drive Wilmette, IL 60091	Director
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Bradford N. Creswell NCA Management, LLC 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director

Name and Principal Business Address	Positions and Offices with Depositor
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Jill B. Louis 500 North Akard Street Suite 3300 Dallas, TX 75201-3347	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Nichole B. Pechet 533 B Simonds Loop San Francisco, CA 94129	Director
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors
Angela S. Reiger 5 Lands End Lane Dodgeville, WI 53593	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
David S. Royal	Executive Vice President, Chief Investment Officer
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Mary Jane Fortin	Executive Vice President, Chief Commercial Officer
James M. Odland	Vice President and Chief Compliance Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent Financial. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware

North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose GP I, LLC[4,8]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[5,9]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[5,10]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[4,11]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[5,12]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[4,13]	General partner	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[5,14]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[5,15]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[4,16]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[5,17]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[5,18]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[4,19]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[5,20]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[5,21]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[4,22]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[5,23]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[4,24]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[5,25]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[5,26]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[4,27]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[5,28]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[5,29]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[4,30]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[5,31]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[5,32]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2,33]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[5,34]	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[5,35]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[4,36]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[5,37]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[5,38]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC,[4,39]	General Partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[5,40]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[5,41]	Private equity fund	Delaware
Thrivent White Rose GP, XIII, LLC[4,42]	General Partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[5,43]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[5,44]	Private equity fund	Delaware
Thrivent White Rose GP, XIV, LLC[4,45]	General Partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[5,46]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[5,47]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP I, LLC[4,48]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.5, 49	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[4,50]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[5,51]	Private equity real estate fund	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent White Rose Real Estate GP III, LLC[4,52]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[5,53]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[4]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[5,54]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[6]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[4,55]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[5,56]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[4,57]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[5,58]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[7,59]	Investment adviser	Delaware

[1]	Wholly owned subsidiary of Thrivent Financial.
[2]	Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent Financial is the ultimate controlling entity.
[3]	Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent Financial is the ultimate controlling entity.
[4]	Directly controlled by Thrivent Financial, which is the managing member and owns an interest in the limited liability company.
5
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account.
6
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account. The feeder entity is a feeder fund of the fund.
7
Directly controlled by Thrivent Financial. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.
8
Thrivent Financial has a 75.503% ownership interest.
9
Thrivent Financial has a 99.311% ownership interest.
10
Thrivent Financial has a 99.829% ownership interest.
[11]	Thrivent Financial has a 67.877% ownership interest.
[12]	Thrivent Financial has a 99.831% ownership interest.
[13]	Thrivent Financial has a 67.995% ownership interest.
[14]	Thrivent Financial has a 99.269% ownership interest.
[15]	Thrivent Financial has a 99.815% ownership interest.
[16]	Thrivent Financial has a 66.044% ownership interest.
[17]	Thrivent Financial has a 98.936% ownership interest.
[18]	Thrivent Financial has a 99.828% ownership interest.
[19]	Thrivent Financial has a 64.508% ownership interest.
[20]	Thrivent Financial has a 99.054% ownership interest.
[21]	Thrivent Financial has a 99.820% ownership interest.
[22]	Thrivent Financial has a 30.854% ownership interest.
[23]	Thrivent Financial has a 99.867% ownership interest.
[24]	Thrivent Financial has a 30.691% ownership interest.
[25]	Thrivent Financial has a 98.856% ownership interest.
[26]	Thrivent Financial has a 99.831% ownership interest.
[27]	Thrivent Financial has a 25.000% ownership interest.
[28]	Thrivent Financial has a 98.634% ownership interest.
[29]	Thrivent Financial has a 99.680% ownership interest.
[30]	Thrivent Financial has a 37.000% ownership interest.
[31]	Thrivent Financial has a 98.620% ownership interest.
[32]	Thrivent Financial has a 99.881% ownership interest.
[33]	Thrivent Financial has a 34.000% ownership interest.
[34]	Thrivent Financial has a 98.296% ownership interest.
[35]	Thrivent Financial has a 99.881% ownership interest.
[36]	Thrivent Financial has a 17.500% ownership interest.
[37]	Thrivent Financial has a 98.582% ownership interest.
[38]	Thrivent Financial has a 99.871% ownership interest.
[39]	Thrivent Financial has a 25.000% ownership interest.
[40]	Thrivent Financial has a 99.112% ownership interest.
[41]	Thrivent Financial has a 99.919% ownership interest.

[42]	Thrivent Financial has a 15.000% ownership interest.
43
Thrivent Financial has a 98.593% ownership interest.
44
Thrivent Financial has a 99.933% ownership interest.
45
Thrivent Financial has a 11.500% ownership interest.
46
Thrivent Financial has a 99.188% ownership interest.
[47]	Thrivent Financial has a 99.918% ownership interest.

Thrivent Financial has a 40.000% ownership interest.

Thrivent Financial has a 99.120% ownership interest.

Thrivent Financial has a 23.000% ownership interest.

Thrivent Financial has a 99.683% ownership interest.

Thrivent Financial has a 19.000% ownership interest.

Thrivent Financial has a 99.900% ownership interest.

Thrivent Financial has a 99.893% ownership interest.

Thrivent Financial has a 15.000% ownership interest.

Thrivent Financial has a 99.732% ownership interest.

Thrivent Financial has a 11.500% ownership interest.

Thrivent Financial has a 99.906% ownership interest.

Thrivent Financial has a 49.000% ownership interest.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Insurance Account B
4.	Thrivent Variable Insurance Account C
5.	Thrivent Variable Annuity Account I
6.	Thrivent Variable Annuity Account II
7.	Thrivent Variable Annuity Account A
8.	Thrivent Variable Annuity Account B
9.	Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Carl R. Ghiselli	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Treasurer
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Luke W. Winskowski	Director
Nikki L. Sorum	Director
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner	Chief Information Security Officer
(c) Compensation from Registrant.    Not Applicable.
Management Services
Not Applicable.
Fee Representation
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-229611, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial.

SIGNATURES
 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 26th day of April, 2022.
Thrivent Variable Annuity Account I (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

Mary Jane Fortin*	Executive Vice President, Chief Commercial Officer
Bonnie E. Raquet*	Chair of the Board
Deborah M. Ackerman*	Director
N. Cornell Boggs, III*	Director
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Kirk D. Farney*	Director
Mark A. Jeske*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Nichole B. Pechet*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2022
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT I
The exhibits below represent only those exhibits which are newly filed with this Registration Statement.
EXHIBIT NO.
EX (h)(xi)	Amendment to Franklin Templeton Participation Agreement
EX (h)(xxiii)	Amendment to Principal Participation Agreement
EX (k)	Opinion and Consent of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
EX (p)	Powers of Attorney